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                               SEMIANNUAL REPORT JANUARY 31, 2003

STRATEGIC PARTNERS
Style Specific Funds                                       [ICON]


Strategic Partners
Large Capitalization Growth Fund
Objective: Seeks Long-Term Capital Appreciation

Strategic Partners
Large Capitalization Value Fund
Objective: Seeks Total Return Consisting of
Capital Appreciation and Dividend Income

Strategic Partners
Small Capitalization Growth Fund
Objective: Seeks Maximum Capital Appreciation

Strategic Partners
Small Capitalization Value Fund
Objective: Seeks Above-Average Capital Appreciation

Strategic Partners
International Equity Fund
Objective: Seeks Capital Appreciation

Strategic Partners
Total Return Bond Fund
Objective: Seeks Total Return Consisting of
Current Income and Capital Appreciation


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change thereafter.

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STRATEGIC PARTNERS
Style Specific Funds                                       [ICON]

TABLE OF CONTENTS
Letter from the President of Strategic Partners Style Specific Funds 1 Investing Environment
    Asset Class Index Returns                                           3
Strategic Partners Large Capitalization Growth Fund                     6
Strategic Partners Large Capitalization Value Fund                     12
Strategic Partners Small Capitalization Growth Fund                    18
Strategic Partners Small Capitalization Value Fund                     24
Strategic Partners International Equity Fund                           30
Strategic Partners Total Return Bond Fund                              34
Strategic Partners Style Specific Funds' Holdings
  and Financial Statements                                             38

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Strategic Partners Style Specific Funds

Semiannual Report    January 31, 2003

                                                   March 14, 2003

DEAR SHAREHOLDER,

The long bear market that began three years ago continued through the six-month period ended January 31, 2003, the semiannual reporting period of the Strategic Partners Style Specific Funds. It has been one of the worst equity markets since indexes have tracked stock returns.

During the bull market that preceded this bear, the growth investing style had a huge advantage over value investing. When the market first began to fall, the balance shifted and the value style had an advantage. However, of the major asset classes, only bonds have sustained positive returns over the past three years.

In March 2003, I was named President of the Strategic Partners Style Specific Funds. They provide the means for creating an asset allocation tailored for your goals, personality, and changing time horizons. I am pleased to lead an organization grounded in the stringent advisor screening process we use for Strategic Partners funds. We also monitor how well the funds' advisers adhere to their investment disciplines, which is especially important when trying to maintain a consistent strategy in today's turbulent market. We appreciate your continued confidence in Strategic Partners mutual funds.


Sincerely,
Judy A. Rice, President
Strategic Partners Style Specific Funds


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Strategic Partners Style Specific Funds

Semiannual Report    January 31, 2003

THE STRATEGIC PARTNERS STYLE SPECIFIC FUNDS:
RESEARCH DRIVEN--RESULTS ORIENTED

The Strategic Partners Style Specific Funds are managed by an elite group of independent money management firms that we select through a rigorous process. We look at their long-term risk-adjusted performance, well-defined and disciplined investment process, consistency of investment style, reputation, management stability, and compliance procedures. We continue to monitor their performance, investment-style consistency, and asset class purity.

MARKET OVERVIEW: THE UPSWING WAS BRIEF
If the securities markets during the last years of the 20th century were driven largely by dreams of gains, the markets during the six months ended in January 31, 2003 were driven largely by fears of losses. As the reporting period began, stock markets around the world were in a decline of historic proportion. Investors lost confidence in corporations' financial reporting and in analysts' earnings forecasts. Slower-than-expected economic growth and concern about a possible war in Iraq also suppressed investment in stocks.

By October, shares looked inexpensive, given forecasts for 2003 corporate earnings and the low yields on alternative fixed income investments. In addition, positive reports from technology executives fueled hopes that demand might recover, setting the scene for a brief upswing in October and November 2002, largely driven by stocks that were rebounding from steep declines earlier in the year. Moreover, the rebound of stocks in past economic recoveries has often been swift. Investors, particularly institutional investors, didn't want to be left out if that happened again, and the market rose quickly as they rebuilt their portfolios.


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Asset Class Index Returns    As of 1/31/03


                             [BAR GRAPH OMITTED]


Source: Prudential Investments LLC, Lipper Inc., and Lehman Brothers.

The performance cited does not represent the performance of any Strategic Partners Style Specific Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate Bond Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield ("junk") bonds have performed.


                                                                           3

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Strategic Partners Style Specific Funds

Semiannual Report    January 31, 2003

Sectors that had become relatively inexpensive in the bear market earlier in the year--technology, utilities, and producer durables--had substantial rebounds, while consumer staples, which had not been hurt as much in the falling market, shared only briefly in the rally. Then, reports of slow retail sales in December chilled stock investors' enthusiasm again. Over the full reporting period, energy, technology, and healthcare stocks performed best, and consumer staples performed worst. Although there were marked differences between sector returns, the differences between value and growth stocks and between small and large caps were small relative to the broad market decline.

Stock markets in developed countries around the world fared even worse than U.S. stocks. The loss of U.S. confidence discouraged investors nearly everywhere, particularly as none of the largest economies in the world looked strong. The fear of war was another factor affecting foreign markets.

With stock prices so volatile, the increased demand for bonds pushed their prices up. Moreover, in November 2002 the Federal Reserve again eased short-term interest rates, which raised bond prices. The same uncertainties that drove volatility in stock prices caused bonds to shift direction, albeit not to the same extent. The prices of the safest investments, such as U.S. Treasury bonds, rose early in 2002 and had become quite high by the beginning of our reporting period. During the fourth quarter of 2002, investors renewed their interest in relatively inexpensive corporate bonds, causing a catch-up spurt in their prices as compared with Treasuries.

The greater volatility of high yield ("junk") bonds worked in their favor over this period. These are bonds of companies that have to pay high interest rates because they haven't established strong credit and there are concerns about their ability to redeem the bonds at maturity. Investors had been


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frightened away from them by the two largest bankruptcies ever--Enron
Corporation and WorldCom--as well as several other prominent corporate bankruptcies. As the reporting period progressed, corporate officers made the newly required certifications of their companies' financial statements, and some companies changed auditors and/or announced more conservative accounting practices. These trends, plus continued--although uncertain--economic growth, increased confidence that most of the large negative surprises were behind us. The low prices on junk bonds attracted investors, who bid their prices up. They outperformed the other asset classes by a considerable margin.


                                                                           5

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Strategic Partners Style Specific Funds

Strategic Partners
Large Capitalization Growth Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Large Capitalization Growth Fund, managed by Columbus Circle Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. It purchases stocks of large companies that the investment advisers believe will have faster earnings growth than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of net assets
as of 1/31/03.

    38.8%  Information Technology
    19.5   Financials
    17.9   Healthcare
     8.7   Consumer Discretionary
     5.5   Industrials
     4.6   Consumer Staples
     1.7   Energy
     1.4   Materials
     1.9   Cash & Equivalents

Portfolio composition is subject to change.

Ten Largest Holdings-
Combined Portfolios

Expressed as a percentage of
net assets as of 1/31/03.

    7.5%   Cisco Systems, Inc.
           Computers & Business Equipment
    5.2    Microsoft Corp.
           Computer Software & Services
    3.8    Medtronic, Inc.
           Drugs & Healthcare
    3.7    Maxim Integrated Products, Inc.
           Semiconductors & Equipment
    3.7    Xilinx, Inc.
           Semiconductors & Equipment
    3.6    Pfizer, Inc.
           Drugs & Healthcare
    3.5    Linear Technology Corp.
           Semiconductors & Equipment
    3.2    MBNA Corp.
           Banks
    3.2    Citigroup, Inc.
           Banks
    3.0    Applied Materials, Inc.
           Semiconductors & Equipment

Holdings are subject to change.


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Performance at a Glance

Cumulative Total Returns(1)    As of 1/31/03

                                                                   Since
                       Six Months    One Year    Three Years     Inception(2)
Class A                 -8.10%        -34.01%      -55.00%        -47.80%
Class B                 -8.27         -34.45       -56.00         -49.00
Class C                 -8.27         -34.45       -56.00         -49.00
S&P 500 Index(3)        -5.26         -23.01       -36.01         -34.34
Russell 1000
Growth Index(4)         -6.01         -28.37       -54.42         -49.46
Lipper Large-Cap
Growth Funds Avg.(5)    -6.68         -28.46       -52.58         -45.22


Average Annual Total Returns(1)    As of 12/31/02
                                                     Since
                       One Year    Three Years     Inception(2)

Class A                -35.29%       -24.23%        -19.41%
Class B                -35.88        -24.29         -19.25
Class C                -33.85        -23.77         -18.99
S&P 500 Index(3)       -22.09        -14.54          -5.35
Russell 1000
Growth Index(4)        -27.88        -23.64         -18.76
Lipper Large-Cap
Growth Funds Avg.(5)   -28.63        -22.67         -17.24

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares,and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception date: 11/3/99. 3 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. 4 The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and price/earnings ratios, lower dividend yields, and high forecasted growth rates. Investors cannot invest directly in an index. 5 The Lipper Average represents a return based on an average of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Large-Cap Growth Funds Average typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P 500 Index. The returns for the S&P 500 Index, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Average would be lower if they included the effects of sales charges or operating expenses, or taxes, or in the case of the S&P 500 Index and the Russell 1000 Growth Index, operating expenses.


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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Oak Associates, Ltd.  As of 1/31/03

Cisco Systems, Inc./Computers & Business Equipment
Cisco, the leading computer and telecommunications networking company, has such a strong market position that we expect many of its competitors to merge or close. It is currently generating $300 million to $500 million in monthly free cash flow, despite weak information technology spending, with growth potential in Internet telephony, security, and storage networking. At 23 times estimated earnings (at period-end), the stock appears attractively priced.

Maxim Integrated Products, Inc./Semiconductors &  Equipment
Maxim Integrated Products is a semiconductor company whose revenues continued to grow quarter by quarter through 2002. Despite a tough pricing environment, Maxim is improving its margins by reducing its costs. It repurchased two million shares in the last quarter and declared a cash dividend. The company continues to innovate. It has $790 million in cash and short-term investments on its balance sheet and no significant debt.

Xilinx, Inc./Semiconductors &  Equipment
Xilinx controls 45% of the $2 billion programmable logic device (PLD) market, which is growing faster than the overall semiconductor market. Its strong product portfolio and technology advantage should make Xilinx the main beneficiary of this growth. It invests aggressively in leading-edge manufacturing processes. The company has $900 million in cash equivalents and no significant debt on its balance sheet.

Linear Technology Corp./Semiconductors &  Equipment
Linear Technology makes analog semiconductors, which are essential to voice and multimedia transmission. It is focused on reducing costs to improve its ratio of revenues to profit. Innovation is key in analog semiconductors, and Linear continues to innovate. It has $1.5 billion in cash and short-term investments and no long-term debt on its balance sheet.

MBNA Corp./Banks
MBNA Corp. is a credit card company that has avoided many of the credit problems weighing on other firms in the industry. At period-end, the heirs of former CEO Alfred Lerner, who has overseen the company's growth since 1990, owned 13% of the company. His son Randy, who has been a director of MBNA since 1993, is Chairman, while the former president is now CEO. This continuity of management suggests that the firm's successful strategy and execution will be continued.

Holdings are subject to change.


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Columbus Circle Investors  As of 1/31/03
Cisco Systems, Inc./Computers & Business Equipment
Cisco is the dominant player in enterprise networking. In our view, it has used the industry downturn to become more efficient than its competitors. Its $21 billion in cash allows it to spend on emerging technologies such as network security, data storage, and voice transmission via data networks for next-generation products.

Microsoft  Corp./Computer Software & Services
Microsoft dominates the market for low-end enterprise software. Its new products are designed to lead its customers to its more sophisticated software by offering a price/performance advantage to win market share from entrenched competitors. It has what appears to be the best corporate balance sheet in America--more than $40 billion in cash and no significant debt--and is using it to enhance shareholder value.

Pfizer, Inc./Drugs & Healthcare
Pfizer is a leading pharmaceutical company that has continued to exceed analysts' profit expectations. Its likely acquisition of Pharmacia gives us a high degree of confidence in its growth. The deal would provide product diversity and late-stage pipeline drugs to help weather Pfizer's upcoming patent expirations. This would also allow divestiture of its slower-growing businesses. Pfizer can use its large cash balance to increase shareholder value through future acquisitions or repurchasing shares.

Lockheed Martin Corp./Aerospace/Defense
Lockheed Martin is the leading manufacturer and integrator of military aircraft, spacecraft, launch vehicles, missiles systems, and information systems. It is likely to benefit from the rise in defense spending, the post-9/11 focus on homeland defense, and the potential transformation of the military to fight different types of opponents. We expect growth in the international markets for fighter planes. Lockheed Martin's space division also may win new contracts.

Bank of America Corp./Banks
Bank of America has continued to outperform expectations in consumer banking, primarily in retail (deposits and checking accounts) and mortgage banking. In addition, it is well-positioned for a recovery in corporate banking, with decreasing loan losses from its large corporate and middle market lending. Loan levels in its middle market business are stabilizing, with an improving outlook for loan demand.

Holdings are subject to change.


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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Semiannual Report    January 31, 2003

The return of the Large Capitalization Growth Fund's Class A shares for the six months ended January 31, 2003 was -8.10%, trailing the -6.68% Lipper Large-Cap Growth Funds Average and the -6.01% Russell 1000 Growth Index. Including Class A share initial sales charges, the Fund's return was -12.69%.

The predominant reason for the loss was the poor market for large-cap growth stocks, as measured by the Russell 1000 Growth Index. The Fund's underperformance of the Index was due to its underrepresentation of healthcare and its strong emphasis on technology, which made up a majority of Oak Associates' holdings. Technology stocks performed well only during the October and November 2002 growth-stock rebound, while healthcare stocks were relatively steady over the period.

The Fund's technology holdings had a focus on semiconductor-related companies such as Applied Materials and Maxim Integrated Products
(see Comments on Largest Holdings--Oak Associates), which were among the weakest in the sector because an expected rise in demand for computer chips didn't materialize. The Fund also was particularly hurt by a position in Brocade Communications, which makes information network storage systems. Brocade's shares suffered primarily because of concern that Cisco Systems would enter its market. Oak believes that growth in the market and Brocade's leading position continue to make it an attractive investment. Some of the Fund's technology holdings made positive contributions to return, despite the poor market, including Ciena, Amazon.com, and Veritas.

In the healthcare sector, the Fund's emphasis was on biotechnology and drug companies, which had gains over this reporting period, including Amgen and Forest Labs. Investors were reacting, in part, to the appointment of a new commissioner for the Food and Drug Administration (FDA) who declared his intention to speed up drug approvals.


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Several financial firms also made positive contributions to return, including
SLM Corp (Sallie Mae), Citigroup, and Bank of America (see Comments on Largest Holdings--Columbus Circle Investors). However, the credit card company MBNA (see Comments on Largest Holdings--Oak Associates) was among the largest detractors. Other credit card companies have had significant credit problems, leading ultra-cautious investors to avoid the entire industry. After period-end, MBNA shares dropped to historically low valuations when the company added to its consumer finance division's reserves for losses. Consumer finance makes up only 10% of MBNA's earnings. Oak continues to have confidence in the firm's management.

Both advisers believed the market during this period was particularly hostile to their style. Oak's investments are made top-down, heavily focused on the industries it expects to do well over the long term. The kind of stocks it prefers tend to do better than average in rising markets and below average in poorer markets, such as this. In addition to technology, Oak focused on financial and healthcare companies.

In contrast, Columbus Circle Investors prefers individual companies with strong fundamentals and healthy balance sheets. During the market rally in October and November 2002, the stocks that performed well were those bouncing back from steep drops earlier in the year, such as local telephone companies. Columbus Circle's stocks were not in this group of particularly beaten-down stocks. Columbus Circle has a more diverse portfolio than Oak. It emphasized financials and underweighted technology and healthcare stocks, as compared with the Russell 1000 Growth Index. However, the strong performance of its healthcare stocks more than compensated for its underweight in this relatively strong sector.


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Strategic Partners Style Specific Funds

Strategic Partners
Large Capitalization Value Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Large Capitalization Value Fund, managed by J.P. Morgan Investment Management Inc. and Hotchkis and Wiley Capital Management LLC, has total return consisting of capital appreciation and dividend income as its investment objective. The Fund seeks investments that will increase in value and also pay the Fund dividends. It invests in large-company stocks that its investment advisers believe are undervalued, given the companies' sales, earnings, book value, cash flow, and recent performance. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of net assets
as of 1/31/03.

    28.1%  Financials
    18.3   Consumer Discretionary
    11.4   Industrials
    7.3    Utilities
    7.2    Materials
    6.5    Information Technology
    6.4    Energy
    5.1    Telecommunications
    4.7    Healthcare
    4.7    Consumer Staples
    0.3    Cash & Equivalents

Portfolio composition is subject to change.


Ten Largest Holdings-
Combined Portfolios

Expressed as a percentage of net assets
as of 1/31/03.

    3.3%   Altria Group, Inc.
           Food & Beverages
    2.9    MetLife, Inc.
           Insurance
    2.8    Sears, Roebuck & Co.
           Retail
    2.8    Tyco International Ltd.
           Diversified Industries
    2.6    Computer Associates International, Inc.
           Computer Hardware & Software
    2.4    Exxon Mobil Corp.
           Oil & Gas Exploration & Production
    2.1    Waste Management, Inc.
           Waste Management
    2.1    Allstate Corp.
           Insurance
    2.1    Aetna, Inc.
           Drugs & Healthcare
    2.1    Alcoa, Inc.
           Metals

Holdings are subject to change.


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Performance at a Glance

Cumulative Total Returns(1)    As of 1/31/03

                                                                                           Since
                           Six Months            One Year           Three Years         Inception(2)
Class A                 -4.94%   (-5.05)    -16.46%  (-16.56)    -4.28%   (-4.72)    -10.62%  (-11.03)
Class B                 -5.22    (-5.33)    -17.09   (-17.18)    -6.30    (-6.74)    -12.79   (-13.20)
Class C                 -5.33    (-5.44)    -17.18   (-17.28)    -6.41    (-6.85)    -12.89   (-13.30)
S&P 500 Index (3)            -5.26              -23.01               -36.01                -34.34
Russell 1000
Value Index (4)              -4.56              -16.93               -13.91                -16.97
Lipper Multi-Cap
Value Funds Avg. (5)         -5.11              -19.01                -7.13                 -8.42


    Average Annual Total Returns(1)    As of 12/31/02
                                                                     Since
                            One Year            Three Years        Inception(2)
Class A                 -18.57%  (-18.66)    -3.98%  (-4.12)    -4.15%   (-4.28)
Class B                 -19.32   (-19.42)    -4.07   (-4.22)    -3.96    (-4.10)
Class C                 -16.76   (-16.86)    -3.43   (-3.58)    -3.66    (-3.80)
S&P 500 Index (3)           -22.09              -14.54                -5.35
Russell 1000
Value Index (4)             -15.52               -5.14                -4.97
Lipper Multi-Cap
Value Funds Avg. (5)        -17.91               -3.36                -2.22


Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund's Manager has voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ending July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's total returns would have been lower, as indicated in parentheses. 2Inception date: 11/3/99. 3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. 4The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index. 5The Lipper Average represents a return based on an average of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Multi-Cap Value Funds Average typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the Standard & Poor's (S&P) SuperComposite 1500 Index. The returns for the S&P 500 Index, the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the S&P 500 Index and the Russell 1000 Value Index, operating expenses.


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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

J.P. Morgan Investment Management Inc.  As of 1/31/03

Exxon Mobil Corp./Oil & Gas Exploration & Production
Exxon Mobil's principal business is energy, including exploration for and production of crude oil and natural gas, manufacturing of petroleum products, and transportation and sale of crude oil, natural gas and petroleum products. In our opinion, Exxon Mobil does the best job among its peers in efficiently utilizing its capital to generate strong positive cash flows.

Citigroup, Inc./Banking & Financial Services
Citigroup is a pre-eminent global financial services company, with about 200 million customer accounts in more than 100 countries. It offers consumer banking, corporate and investment banking, insurance, securities brokerage, and asset management services. It recently spun off 20% of its Travelers insurance subsidiary and used the proceeds to purchase Golden State Bancorp, giving it a greater presence in the large California banking market.

Verizon Communications, Inc./Telecommunications
Verizon is the product of the merger of Bell Atlantic and GTE in 2000. It is the largest local telephone and wireless services provider in the United States. It enjoys the stability of its local telephone business, but is also best positioned among its peers to benefit from future wireless growth because of its technology and coverage area. Verizon has also made more progress than its rivals in getting approvals to offer long-distance services.

SBC Communications, Inc./Telecommunications
SBC offers wireline, wireless, directory, and international telecommunication services to businesses, consumers, and other providers of telecommunication services. It operates globally. It has one of the healthiest balance sheets in the sector and generates significant amounts of free cash flow after dividends. This puts it in a strong position to make strategic acquisitions in an industry that is likely to consolidate.

Chevron Texaco Corp./Oil & Gas Exploration & Production
Chevron Texaco has fully integrated petroleum and chemical operations, and also offers coal mining, power, and energy services. It is still realizing advantages from the merger of Chevron and Texaco in 2001. The company should benefit from higher energy prices, because higher prices will not only boost revenues in the short term, but could also spur additional exploration.

Holdings are subject to change.


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Hotchkis and Wiley Capital Management LLC  As of 1/31/03

MetLife, Inc./Insurance
MetLife is an insurance company with one of the most widely recognized brands in financial services. As part of its demutualization in April 2000, it brought in a new management team to streamline operations, rationalize its use of capital, and leverage the MetLife brand. The company's return on equity (ROE) has increased from 9% to 12%, and we believe that higher levels are attainable.

Altria Group, Inc./Food & Beverages
Altria is the largest manufacturer of cigarettes in the United States and the third-largest elsewhere. It is consistently very profitable. Its dividend yield is now 6.6% and has risen 10% annually. We expect Altria to generate $60 billion of free cash flow over the next five years (more than half of its current market capitalization) and to repurchase more than $6 billion in shares this year. Although tobacco litigation is still a concern, most of the risk is in large-scale aggregated claims, which are regularly being dismissed.

Sears, Roebuck & Co./Retail
Sears is one of the largest retailers in the United States. It has enviable brand strength in hard goods such as Kenmore appliances and Craftsman tools and benefits from an extremely profitable financing operation. Sears has been unable to revitalize its soft goods business or develop a coherent growth plan, but under new management it has a strategy to revive its full-line stores and raise its operating profit.

Computer Associates International, Inc./Computer Hardware & Software
Computer Associates is the premier provider of enterprise software and a leader in systems management. Corporate governance and accounting controversy had depressed its share price, but its products are critical to the operations of thousands of customers, including some of the world's largest corporations. Enterprise software is costly to replace, so this customer base represents a stable stream of cash. Computer Associates' share price is only about 7.5 times fiscal year 2003 free cash flow.

Tyco International Ltd./Diversified Industries
Tyco is an industrial conglomerate with approximately $36 billion in revenue from a diversified mix of businesses. Tyco's shares are still very inexpensive compared with the value implied by its earnings and free cash flow, in large part because of continuing concerns about the integrity of its financial reporting and its liquidity. This valuation disparity could translate into large gains should other investors come to our view that the accounting and liquidity concerns are unwarranted.

Holdings are subject to change.


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Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Semiannual Report    January 31, 2003

The return on the Large Capitalization Value Fund's Class A shares was -4.94% over the reporting period, slightly behind the -4.56% Russell 1000 Value Index, but ahead of the -5.11% Lipper Multi-Cap Value Funds Average, and the -6.01% Lipper Large-Cap Value Funds Average. Lipper's methodology places the Fund in the Multi-Capitalization Value Funds group, but we believe the best comparison is still with large-cap value funds. Including Class A share initial sales charges, the return was -9.69%.

The Fund's loss was essentially in line with the decline of its asset class. Generally, strong stock selection offset the negative impact of a focus on consumer stocks. Consumer stocks had been strong performers previous to this reporting period because the consumer sector was the economy's strong point. However, market favor shifted during the fall 2002 rebound, which focused on stocks that had lost most ground earlier in the year. The largest detractions from return came from consumer holdings, including Sears, Roebuck & Company and Altria Group (formerly Philip Morris) (see Comments on Largest Holdings-- Hotchkis & Wiley for both), and Yum! Brands (restaurants). Sears was hardest hit because the level of problem loans in its credit card division was higher than many analysts expected.

The Fund's strongest sector over the reporting period was telecommunication services. The Fund had established positions in several of these companies when most investors were staying far from the sector. Other investors were concerned about reduced demand for telephone lines and data transmission services, falling rates for long-distance service, and telecommunications companies' ability to repay billions of dollars in debt. We saw excellent value opportunities. Verizon Communications (see Comments on Largest Holdings--JP Morgan) took aggressive steps to confront the problems. It announced plans to reduce expenses (in part, by cutting as many as 8,000 jobs), pay down debt, and reduce its capital expenditures. Its share price rebounded sharply, making it one of the largest contributors to the Fund's return. Gains on Sprint, AT&T, and Alltel also contributed.


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As value investors, we also bought shares of companies when accounting and corporate governance issues had driven their prices far below prior levels, and below what we believed to be justified by the true risks. The Fund's positions in Computer Associates International, Tyco International (see Comments on Largest Holdings--Hotchkis & Wiley for both), and Citigroup (see Comments on Largest Holdings--JP Morgan) all contributed positively to return when they took action to address their problems and there appeared to be no further hidden exposures.

The largest positive contribution by far came from the very steep rise of Computer Associates International shares. They had been depressed because of a slowing software market, an investigation into the firm's accounting practices, and concerns about its liquidity. As investors became more comfortable with its accounting practices and financial condition, its shares rebounded. Tyco International installed new directors, new auditors, and new management. A forensic audit (one specifically aimed at uncovering irregularities) found relatively little to change in Tyco's prior reports, and Tyco's shares began a gradual ascent. Citigroup's shares fell in response to a large number of concerns, foremost among which were charges of conflicts of interest in its equity research group. Citigroup also was plagued by losses in its lending to telecommunications companies, improper distribution of shares from stock offerings, loans in Latin America, and charges of predatory lending at recently acquired Associates Capital. However, Citigroup took aggressive steps to address these concerns, including internal structural changes and a settlement with New York's Attorney General. When Citigroup also posted a strong third quarter of 2002 and a pretty good fourth quarter, investors flocked to the excellent value its shares had become.


                                                                          17

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Strategic Partners Style Specific Funds

Strategic Partners
Small Capitalization Growth Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Small Capitalization Growth Fund, managed by Sawgrass Asset Management, L.L.C. and J.P. Morgan Fleming Asset Management (USA) Inc., has maximum capital appreciation as its investment objective. To achieve this objective, the Fund invests in the stocks of small companies that the investment advisers expect will increase their earnings faster than the growth rate of the U.S. economy. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Expressed as a percentage of net assets
as of 1/31/03.

    24.2%  Information Technology
    20.7   Healthcare
    18.5   Industrials
    15.8   Consumer Discretionary
     9.7   Financials
     6.3   Energy
     1.8   Consumer Staples
     0.6   Telecommunications
     2.4   Cash & Equivalents

Portfolio composition is subject to change.


Ten Largest Holdings-
Combined Portfolios

Expressed as a percentage of net assets
as of 1/31/03.

    2.0%   CheckFree Corp.
           Internet
    1.8    Covance, Inc.
           Medical Products & Services
    1.7    Evergreen Resources, Inc.
           Oil & Gas
    1.5    ChoicePoint, Inc.
           Commercial Services
    1.5    Global Imaging Systems, Inc.
           Electronics & Electronic Components
    1.5    American Pharmaceutical
           Partners, Inc.
           Drugs & Healthcare
    1.4    Hilb, Rogal & Hamilton Co.
           Financial Services
    1.4    Mediacom Communications Corp.
           Cable
    1.3    NetScreen Technologies, Inc.
           Computer Services
    1.3    Interactive Data Corp.
           Financial Services

Holdings are subject to change.


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Performance at a Glance

Cumulative Total Returns(1)    As of 1/31/03
                                                                                               Since
                           Six Months            One Year              Three Years         Inception(2)
Class A                 -9.30%   (-9.80)    -36.59%   (-37.17)     -46.63%   (-47.61)    -40.06%  (-41.16)
Class B                 -9.52   (-10.03)    -37.04    (-37.63)     -47.85    (-48.83)    -41.54   (-42.64)
Class C                 -9.52   (-10.03)    -37.04    (-37.63)     -47.85    (-48.83)    -41.54   (-42.64)
Russell 2000 Index(3)        -4.44              -21.87                  -21.90                -9.35
Russell 2000
Growth Index(4)              -3.01              -29.65                  -51.78               -37.87
Lipper Small-Cap
Growth Funds Avg.(5)         -4.67              -29.46                  -42.19               -26.29


Average Annual Total Returns(1)    As of 12/31/02
                                                                      Since
                              One Year          Three Years        Inception(2)
Class A                 -38.25%  (-38.80)    -20.75 (-21.17)    -15.69%   (-16.12)
Class B                 -38.73   (-39.32)    -20.74 (-21.19)    -15.46    (-15.91)
Class C                 -36.79   (-37.37)    -20.27 (-20.72)    -15.24    (-15.68)
Russell 2000 Index(3)        -20.48               -7.54              -2.19
Russell 2000
Growth Index(4)              -30.26              -21.11             -13.20
Lipper Small-Cap
Growth Funds Avg.(5)         -29.72              -17.01              -9.03

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund's Manager has voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ending July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's total returns would have been lower, as indicated in parentheses. 2Inception date: 11/3/99. 3The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. 4The Russell 2000 Growth Index is an unmanaged index that comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and price/earnings ratios. Investors cannot invest directly in an index. 5The Lipper Average represents a return based on an average of all funds in the Lipper Small-Cap Growth Funds category for the periods noted. Funds in the Lipper Small-Cap Growth Funds Average typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P SmallCap 600 Index. The returns for the Russell 2000 Index, the Russell 2000 Growth Index, and the Lipper Small-Cap Growth Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the Russell 2000 Index and the Russell 2000 Growth Index, operating expenses.


                                                                          19

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Sawgrass Asset Management, L.L.C.  As of 1/31/03

GTECH Holdings Corp./Commercial Services
GTECH provides online services to government-authorized lotteries worldwide and services for secure processing of financial transactions. It serves more than two-thirds of U.S. lottery authorities and about half of the authorities worldwide, and is benefiting from state governments' need to find new sources of revenue. It has a high return on equity and reasonable share price for its expected earnings.

NetScreen Technologies, Inc./Computer Services
NetScreen provides high performance, cost-effective network security systems, including firewall, virtual private network, and network traffic management capabilities in a single device. According to management estimates, NetScreen wins 80% to 90% of its head-to-head competitions with competitors and is targeting 40% to 50% revenue growth in 2003.

Accredo Health, Inc./Medical Products & Services
Accredo offers specialized clinical, reimbursement, and delivery pharmacy services. It provides overnight, temperature-controlled delivery of all drugs and supplies necessary for patients to self-administer drugs. Its focus on a few expensive injectable therapies for chronic conditions provides a recurring source of revenues and helps distinguish it from competitors. It recently completed its acquisition of the specialty pharmaceutical division of Gentiva, adding eight products to its line.

CheckFree Corp./Internet
CheckFree is the largest provider of the online bill-paying services offered by financial institutions. It enables consumers to receive and pay bills electronically and provides a range of portfolio management services to the institutions. Its roughly 50% market share and first-mover advantage should provide excellent growth prospects once adoption of electronic bill paying becomes more widespread.

Biosite, Inc./Medical Products & Services
Biosite develops novel protein-based tests that improve a physician's ability to diagnose disease. In March 2002, it entered a multi-year collaborative agreement with Amgen to generate specialized antibodies. It recently introduced the only FDA-approved product for detecting congestive heart failure through blood analysis, and its pipeline includes diagnostic tools for stroke and acute coronary syndrome. It has a history of strong sales and earnings growth.

Holdings are subject to change.


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J.P. Morgan Fleming Asset Management (USA) Inc.  As of 1/31/03

Choicepoint, Inc./Commercial Services
Choicepoint is a leading provider of information that helps reduce fraud and mitigate risk. The company's services include credential verification, public record searches, inspection services, and pre-employment screening. Demand for its services is rising. We believe its present operations are likely to grow 12% to 15% a year over the next several years, with acquisitions potentially adding to this.

Global Imaging Systems, Inc./Electronics & Electronic Components
Global Imaging Systems is a leading seller and servicer of automated office equipment, such as copiers, fax machines, and printers. It has a strong record of earnings growth because it focuses on the fast growing and highly profitable mid-size company market. In addition, it has a high percentage of recurring revenues and the potential to augment the growth of its existing operations with acquisitions.

Mediacom Communications Corp./Cable
Mediacom provides basic and digital cable, as well as dial-up and cable modem access. It has created a strong niche business by focusing on non-metropolitan markets that are often overlooked by other cable operators. It has continued to post strong quarterly earnings, even as other cable companies stumble.

Interactive Data Corp./Financial Services
Interactive Data provides securities pricing, financial information, and analytic tools to institutional and retail investors. Its business model is easily defended against new competitors. We believe Interactive Data's margins will grow significantly as it leverages its existing data and infrastructure with sales to new clients.

T. Rowe Price Group, Inc./Financial Services
T. Rowe Price is a leading asset manager, specializing in no-load mutual funds and investing for retirement. Its exposure to equity markets may make its earnings vulnerable in the near-term, but we believe that this exposure is already reflected in its share price. Given its extensive line of mutual funds, strong brand name, and top-rated funds, we believe it is well-positioned for growth.

Holdings are subject to change.


                                                                          21

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Semiannual Report    January 31, 2003

The return on the Small Capitalization Growth Fund's Class A shares was -9.30% over the reporting period, substantially behind the -4.67% Lipper Small-Cap Growth Funds Average and the -3.01% Russell 2000 Growth Index. Including Class A share initial sales charges, the return was -13.84%. Medical services and technology stocks hurt its return, outweighing the benefit of gains on several Internet and research-oriented health companies.

Among the poorest-performing healthcare stocks, Sierra Health Services and Province Healthcare both offer specialized health services. Sawgrass sold its position in Sierra, primarily an HMO operating in Nevada, when Sierra's earnings forecasts softened. JP Morgan sold its position in Province Healthcare, which operates hospitals outside urban areas, because it believes the company may have overpaid for facilities and may not meet its earnings forecasts. Transkaryotic Therapies, a biotechnology firm, was also among the largest detractors. It surprised investors in October by announcing that the FDA had raised concerns about whether one of its drugs in development would be approvable. As a result, JP Morgan sold its position.

On the other hand, some of the Fund's healthcare positions, including American Pharmaceutical (generic drugs), Covance (contract medical research), and Biosite (patient care products), (see Comments on Largest Holdings--Sawgrass Asset Management, L.L.C.), were among its strongest performers. They benefited when investors favored healthcare stocks because they were not as vulnerable to the economy as most. These small-cap companies were attractive because they were not affected by negative FDA actions or earnings disappointments.

Some of the largest detractions from return came from technology-related positions. They include Sandisk (a semiconductor firm), Pegasus Solutions (information technology services for the hospitality industry) and Daisytek International (a global distributor of computer and office supplies and


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accessories). Daisytek's fourth-quarter 2002 earnings were below analysts'
expectations because of higher costs and several one-time charges.

A few Internet-related stocks rebounded after having significant declines earlier. The Fund's Internet-related Packeteer made the largest positive contribution to its return. Packeteer provides software that enables users to optimize their network and computer server capacity. Even in the recent poor markets, its revenues continued to grow. Packeteer uses them to strengthen its balance sheet, which already is practically debt-free. Other Internet-related gains came from Checkfree (payment services), (see Comments on Largest Holdings--Sawgrass Asset Management, L.L.C.), Fair Isaac (credit checking services), and United Online (Internet service), among others.

Corinthian Colleges offers some courses over the Internet, but like several other educational holdings in the Fund, it benefited primarily from individuals and companies who used the economic slowdown as an opportunity to strengthen their job skills.

A few advertising and media firms also performed well, in anticipation of a recovery in advertising. The Fund's gainers included Mediacom Communications, Primedia, and Gray Communications.


                                                                          23

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Strategic Partners Style Specific Funds

Strategic Partners
Small Capitalization Value Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Small Capitalization Value Fund, managed by EARNEST Partners, LLC, and National City Investment Management Company has above-average capital appreciation as its investment objective. To achieve this, the Fund invests in stocks of small companies that its investment advisers believe are undervalued, given the companies' sales, earnings, book values, cash flow, and recent performance. There can be no assurance that the Fund will achieve its investment objective.


Portfolio Composition
Expressed as a percentage of net assets
as of 1/31/03.

    23.8%  Financials
    19.0   Consumer Discretionary
    13.3   Healthcare
    12.1   Industrials
    11.3   Information Technology
     7.1   Materials
     4.7   Utilities
     4.4   Energy
     1.4   Telecommunications
     0.5   Consumer Staples
     2.4   Cash & Equivalents

Portfolio composition is subject to change.


Ten Largest Holdings-
Combined Portfolios

Expressed as a percentage of net assets
as of 1/31/03.

    1.8%   Harman International Industries, Inc.
           Multimedia
    1.8    Covance, Inc.
           Drugs & Healthcare
    1.7    Pharmaceutical Product Development, Inc.
           Drugs & Healthcare
    1.7    Sinclair Broadcast Group, Inc.
           Multimedia
    1.7    BankUnited Financial Corp.
           Banks & Savings & Loans
    1.7    Cooper Companies, Inc.
           Drugs & Healthcare
    1.6    Hovnanian Enterprises, Inc.
           Homebuilders
    1.5    Fred's, Inc.
           Retail
    1.5    Verity, Inc.
           Software
    1.5    XTO Energy, Inc.
           Oil & Gas Exploration & Production

Holdings are subject to change.


24

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Performance at a Glance

Cumulative Total Returns(1)    As of 1/31/03

                                                                       Since
                      Six Months    One Year      Three Years       Inception(2)
Class A                 -2.48%      -11.34%     28.60%  (28.09)    26.42%   (25.91)
Class B                 -2.91       -12.04      25.74   (25.22)    23.35    (22.84)
Class C                 -2.91       -12.04      25.74   (25.22)    23.35    (22.84)
Russell 2000 Index(3)   -4.44       -21.87         -21.90              -9.35
Russell 2000
Value Index(4)          -5.74       -15.05          23.79              24.90
Lipper Small-Cap
Value Funds Avg.(5)     -4.91       -19.96           1.66              28.72


    Average Annual Total Returns1    As of 12/31/02

                                                       Since
                        One Year    Three Years      Inception(2)
Class A                 -14.06%    6.67%  (6.54)    7.06%   (6.92)
Class B                 -14.10     6.88   (6.74)    7.46    (7.32)
Class C                 -11.86     7.37   (7.23)    7.66    (7.52)
Russell 2000 Index(3)   -20.48        -7.54             -2.19
Russell 2000
Value Index(4)          -11.43         7.45              8.25
Lipper Small-Cap
Value Funds Avg.(5)     -10.32         7.42              9.34


Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund's Manager has voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ending July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses. 2Inception date: 11/3/99. 3The Russell 2000 Index is an unmanaged index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. 4The Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index tend to exhibit low price-to-book and price/earnings ratios. Investors cannot invest directly in an index. 5The Lipper Average represents a return based on an average of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Small-Cap Value Funds Average typically have a below-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P SmallCap 600 Index. The returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Small-Cap Value Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the Russell 2000 Index and the Russell 2000 Value Index, operating expenses.


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

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

National City Investment Management Company  As of 1/31/03

Equitable Resources, Inc./Gas & Pipeline Utilities
Equitable Resources is an integrated energy company with natural gas production in the Appalachian area, natural gas transmission and distribution, and energy management services. Equitable has effectively managed its key business risks by hedging natural gas prices and maintaining a prudent drilling philosophy. It has a 99% success rate. It should benefit from reduced expenses and increased exploration and production with the near-term supply shortage in natural gas.

Affiliated Managers Group, Inc./Financial Services
Affiliated Managers is a holding company that has majority interests in medium-sized investment management firms. It has a share price 1.7 times book value and 2.0 times annual revenue. Asset managers have been reducing their costs. Their profits are likely to rise rapidly whenever equity markets improve and management fees increase.

MPS Group, Inc./Business Services
MPS provides consulting and staffing services in a wide range of professional fields, including information technology, finance, and law. It should benefit from an economic recovery and subsequent rise in employment because businesses tend to use more temporary professionals before adding permanent staff.

Sky Financial Group, Inc./Banks & Savings & Loans
Sky is a financial services holding company serving customers primarily in Ohio, Michigan, western Pennsylvania, and West Virginia. It has integrated the parts of two mergers below its projected cost that has increased its fee income and reduced its reliance on the spread between its lending rates and its cost of funds. Cost savings and increased penetration into new markets give us confidence in its earnings growth.

RARE Hospitality International, Inc./Hotels & Restaurants
RARE owns and franchises restaurants under the LongHorn Steakhouse, Bugaboo Creek Steak House, and The Capital Grille brands. We believe that an aging population will do more casual dining outside the home. RARE has capitalized on this trend by strategically adding new restaurants, increasing menu selections, and increasing menu price points.

Holdings are subject to change.


26

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                                 www.strategicpartners.com   (800) 225-1852

EARNEST Partners, LLC  As of 1/31/03

Harman International Industries, Inc./Multimedia
Harman makes high fidelity audio products. Toyota and Lexus are important new customers. We estimate automotive original equipment accounts for about 40% of its sales. The dollar value of equipment per car is scheduled to rise from an average of $250 to approximately $2,000 by 2004, implying annual earnings growth reaching 25%. Its share price at period-end is low for such growth prospects.

Covance, Inc./Drugs & Healthcare
Covance is a global contract research organization primarily serving the pharmaceutical, biotechnology, and medical device industries. It is an industry leader in preclinical and phase one clinical studies. Its toxicology margins are expanding due to rising scale. Covance's recent sale of its manufacturing and packaging operations enabled it to reduce its debt dramatically, which should provide financial flexibility and enable it to focus on its core operations.

Pharmaceutical Product Development, Inc./Drugs & Healthcare
Pharmaceutical Product Development offers research, development, and other consulting services for pharmaceutical and medical products. It gained market share over the last year and continues to execute better than its competitors.

BankUnited Financial Corp./Banks & Savings & Loans
BankUnited was a thrift that is transforming itself into a community bank serving Dade, Broward, and Palm Beach Counties in Florida. Its target market is among the fastest growing in the United States and has one of the lowest unemployment rates. Several mergers have reduced its competition and released skilled people for BankUnited to hire. It has the largest share of any Florida-based bank of combined deposits in its core target counties.

Hovnanian Enterprises, Inc/Homebuilders
Hovnanian Enterprises is a leading builder of single-family homes with strong market positions in the northeast and the Washington D.C. area. It serves a broad market, with new homes priced from $37,000 to $1,400,000. Its average closing price was about $258,800 in 2002. It achieves significant economies of scale from being a dominant player in its target geographic markets.

Holdings are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Semiannual Report    January 31, 2003

The return on the Small Capitalization Value Fund's Class A shares was -2.48% over the reporting period, substantially ahead of the -5.74% Russell 2000 Value Index and -4.91% Lipper Small-Cap Value Funds Average. Including Class A share initial sales charges, the return was -7.36%.

The Fund's two subadvisers were selected to implement small-cap value strategies in different ways. EARNEST Partners considers a broad range of stocks that have sound fundamentals, but are underpriced in the market for whatever reason. National City focuses on stocks that are good value, but where the catalyst, or "good news" that it expects will raise the share price is already evident. During this reporting period, EARNEST's approach had an advantage because the brief market upswing was primarily a rebound of stocks of companies that had suffered previously from bad news.

EARNEST Partners believes that certain stocks in the healthcare industry may benefit from the aging populations in many developed countries. The Fund had gains on a selection of healthcare stocks including Covance and Pharmaceutical Product Development (See Comments on Largest Holdings--EARNEST Partners, LLC. for both). Both reported positive financial results that kept their share prices up. Shares of Pediatrix Medical Group, which offers outsourced services to manage hospital pediatric units, also benefited from a good financial report. Cooper Companies, which makes contact lenses and medical equipment for women's healthcare, and the generic drug maker Barr Laboratories were among the other positive healthcare contributors.

EARNEST emphasized energy stocks when their share prices were low because energy prices were low. These positions benefited during this reporting period when energy prices were driven higher by the continued threat of geopolitical risk in the Middle East, a protracted strike affecting Venezuelan output, and an unusually cold winter that increased demand for natural gas in the eastern half of the United States. XTO Energy and Chesapeake Energy were among the positive contributors to return in this sector.


28

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                                 www.strategicpartners.com   (800) 225-1852

Some consumer discretionary stocks continued to benefit from the low interest rates that encouraged home refinancing and luxury purchases. Harman International Industries (See Comments on Largest Holdings--EARNEST Partners,
LLC) makes high-end audio and video systems for installation in luxury automobiles. It continued to post improving profits as its sales held up well along with automobile sales.

Other strong performances came from American Tower (wireless telecommunications towers) and Verity, which makes software for searching and indexing information on large computer networks, including the Internet. These were among the stocks that rebounded from earlier losses in the October and November rising market.

Although the Fund substantially underweighted financials, AmeriCredit (subprime automobile loans) was a significant detractor from return. The credit exposure of subprime lenders has become a problem as the job market continues to be weak. Astoria Financial (savings and loan) and Philadelphia Consolidated Holding (niche property/casualty insurance policies) also were among the Fund's poorest performers.

The investing environment this period was unfavorable for National City's strategy of selecting stocks with both good value and good news, as the general trend was negative. The few strong performers were primarily stocks rebounding from extraordinary lows.

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Strategic Partners Style Specific Funds

Strategic Partners
International Equity Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners International Equity Fund, managed by Lazard Asset Management, has capital appreciation as its investment objective. It purchases stocks of foreign companies to achieve this objective. These companies may be based in either developing or developed countries. The Fund may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary Receipts, and European Depositary Receipts, which are certificates representing an equity investment in a foreign company. There can be no assurance that the Fund will achieve its investment objective.


Portfolio Composition

Sectors expressed as a percentage
of net assets as of 1/31/03

    26.5%  Financials
    14.2   Telecommunications
    12.0   Energy
    11.1   Consumer Discretionary
    10.1   Consumer Staples
     9.8   Industrials
     9.3   Healthcare
     3.5   Utilities
     3.4   Transportation
     0.1   Cash & Equivalents

Portfolio composition is subject to change.

Geographic Concentration
Sectors expressed as a percentage of net assets as of 1/31/03

    30.7%  United Kingdom
    13.8   Japan
    10.4   Netherlands
     8.7   France
     8.5   Other Continental Europe
     7.9   Italy
     7.7   Switzerland
     5.1   Pacific Basin (excluding Japan)
     3.9   Ireland
     3.2   Spain
     0.1   Cash & Equivalents

Geographic concentration is
subject to change.


Five Largest Holdings

Expressed as a percentage of net assets
as of 1/31/03

    3.9%   GlaxoSmithKline PLC
           Healthcare
    3.6    Eni SPA
           Industrials
    3.3    TotalFinaElf SA
           Industrials
    3.2    HSBC Holdings PLC
           Financial Services
    3.1    Vodafone Group PLC
           Telecommunications

Holdings are subject to change.


30

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                                 www.strategicpartners.com   (800) 225-1852

Performance at a Glance

Cumulative Total Returns(1)    As of 1/31/03
                                                                                            Since
                           Six Months           One Year           Three Years           Inception(2)
Class A                 -7.43%   (-7.89)    -11.93%  (-12.81)    -39.47%  (-40.69)    -40.20%  (-41.40)
Class B                 -7.58    (-8.06)    -12.43   (-13.32)    -40.67   (-41.89)    -41.50   (-42.70)
Class C                 -7.74    (-8.21)    -12.57   (-13.47)    -40.77   (-41.99)    -41.60   (-42.80)
MSCI EAFE Index (3)          -9.15               -14.93              -42.00                -38.76
Lipper International
Funds Avg.(4)                -9.88               -16.44              -42.63                -34.95

Average Annual Total Returns(1)    As of 12/31/02
                                                                        Since
                            One Year             Three Years         Inception(2)
Class A                 -15.79%  (-16.59)    -17.65%  (-18.17)    -14.90%  (-15.41)
Class B                 -16.37   (-17.22)    -17.64   (-18.19)    -14.66   (-15.20)
Class C                 -13.72   (-14.56)    -17.08   (-17.62)    -14.39   (-14.92)
MSCI EAFE Index (3)          -15.94              -17.24                -13.18
Lipper International
Funds Avg.(4)                -16.67              -17.84                -11.90

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Fund's Manager has voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ending July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's total returns would have been lower, as indicated in parentheses. 2 Inception date: 11/3/99. 3 The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index of performance that broadly reflects stock price movements in Europe, Australasia, and the Far East. Investors cannot invest directly in an index. 4 The Lipper Average represents a return based on an average of all funds in the Lipper International Funds category for the periods noted. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside the United States. The returns for the MSCI EAFE Index and the Lipper International Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the MSCI EAFE index, operating expenses.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Investment Adviser's Comments on Five Largest Holdings

Lazard Asset Management  As of 1/31/2003

GlaxoSmithKline PLC/Healthcare
GlaxoSmithKline is an international pharmaceutical company with more than 400 branded products, including Aquafresh, Nicorette, and Tums. Sales of its antibiotic Augmentin and anti-depressant Paxil are also strong. Its solid earnings growth is driven by its strong respiratory franchise and a rich pipeline, including treatments for asthma and diabetes. The company continues to realize benefits from the mergers that created it.

ENI SPA/Industrials
ENI is an Italian integrated oil and gas company with operations in more than 70 countries. It boasts one of the highest returns on capital in the industry and is implementing state-of-the-art methods for capital allocation. It is diluting its exposure to lower-return businesses such as gas transmission and chemicals. Its share price also should benefit from higher production and increased sales of natural gas in Italy.

TotalFinaElf SA/Industrials
TotalFinaElf is an integrated oil company that operates almost 13,000 Total gasoline stations. In our view, it is the only supermajor oil company that combines good management, growth, improving returns on capital, and a reasonable share price. It is generating sufficient cash flow to fund its robust capital program and an increasing dividend payout. A share buyback program is also in progress, funded in part by asset sales and equity divestitures.

HSBC Holdings PLC/Financial Services
HSBC has been successfully positioning itself as a financial services institution with one global brand. It plans to increase its returns by delivering wealth management services to key markets via a joint venture with Merrill Lynch, integrating its investment bank with its main corporate lending business, and improving its capital management with risk-adjusted cost-of-capital planning.

Vodafone Group PLC/Telecommunications
Vodafone Group primarily provides mobile telecommunication services and products. It operates in most of the world except Latin America. During its 2001 fiscal year, it acquired 52% of Airtel Movil and 25% of Swisscom Mobile. Its shares now sell for 18 times 2003 forecast earnings. Our research suggests that industry volume will rise 10% to 15% a year even in mature markets. Competition in Europe is dormant, with prices actually rising in some markets.

Holdings are subject to change.


32

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                                 www.strategicpartners.com   (800) 225-1852

Semiannual Report    January 31, 2003

The return on the International Equity Fund's Class A shares was -7.43% over the reporting period, ahead of both the -9.88% Lipper International Funds Average and the -9.15% MSCI EAFE Index. Including Class A share initial sales charges, the return was -12.20%. Concerns over terrorism, impending war, and fall-out from U.S. accounting scandals weighed heavily on the international markets. Slower-than-expected economic growth worldwide and continued weakness in corporate spending and investment added to market anxiety. The Fund's performance as compared with its benchmark and peers was driven by strong stock selection across different sectors.

Although technology stocks generally were weak because the anticipated rebound in demand for technology products had yet to materialize, the Fund's holdings declined less than those in the EAFE Index. The Fund focused on companies with strong competitive positions. Among consumer staples holdings, Unilever performed well. Its restructuring initiatives have proven effective in increasing profitability. Consumer staples stocks have held up relatively well throughout this bear market because they are not as sensitive to the pace of economic growth as most sectors. Valuations in the sector are still attractive because the group's earnings have been resilient, while earnings have declined dramatically in most other sectors.

The Fund also benefited from selected investments in the hard-hit telecommunications sector. The Dutch telecommunications provider KPN rose because it aggressively reduced its capital expenditures in order to boost free cash flow and reduce debt. However, the Fund's utilities were hurt by a position in the Spanish company Endesa. While utilities generally hold up well in declining markets, the economic turmoil in Latin America, where the company has substantial investments, as well as regulatory uncertainty in its core Spanish electricity business hurt Endesa.

Strategic Partners Style Specific Funds

Strategic Partners
Total Return Bond Fund

INVESTMENT GOALS AND STYLE
The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management Company LLC (PIMCO), has total return consisting of current income and capital appreciation as its investment objective. To achieve this, it invests in debt obligations issued or guaranteed by the U.S. government and its agencies, as well as debt obligations issued by U.S. and foreign companies, foreign governments, and their agencies. There can be no assurance that the Fund will achieve its investment objective.


Credit Quality

Expressed as a percentage of total long-term investments as of 1/31/03

    78.0%   Aaa
     7.0    A
     8.4    Baa
     2.2    Ba
     1.5    B
     2.9    Caa

Credit quality is subject to change.


Five Largest Issuers

Expressed as a percentage of total
investments as of 1/31/03.

    17.4%  Government National Mortgage
           Association
    16.9   United States Treasury
     6.2   Federal Home Loan Mortgage Corp.
     5.8   Republic of Germany
     4.6   Federal National Mortgage Association

Holdings are subject to change.

Portfolio Composition

Sectors expressed as a percentage of total investments as of 1/31/03.
    30.4%   Mortgage Backed Securities
    26.1    Commercial Paper
    16.9    U.S. Treasuries
    12.5    U.S. Corporate Bonds
     8.5    Foreign Government Obligations
     2.9    Asset-Backed Securities
     2.7    Municipals

Portfolio composition is subject to change.


34

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

                                 www.strategicpartners.com   (800) 225-1852

Cumulative Total Returns(1)    As of 1/31/03

                                                                     Since
                Six Months     One Year         Three Years        Inception(2)

Class A            6.78%     9.13%  (9.03)    31.35%  (31.11)    29.21%  (28.97)
Class B            6.51      8.59   (8.49)    29.43   (29.18)    27.18   (26.94)
Class C            6.51      8.59   (8.49)    29.43   (29.18)    27.18   (26.94)
LABI (3)           5.05          9.46             34.02               32.93
LGCI (4)           6.24         10.22             34.79               33.86
Lipper Corp.
Debt BBB-Rated
Funds Avg. (5)     6.60          7.29             25.78               25.70


Average Annual Total Returns(1)    As of 12/31/02

                                                           Since
                     One Year         Three Years      Inception(2)
Class A            4.79% (4.69)     7.52%   (7.45)    6.82%   (6.76)
Class B            3.61  (3.51)     7.60    (7.53)    7.14    (7.07)
Class C            6.54  (6.44)     8.10    (8.03)    7.34    (7.27)
LABI (3)             10.25             10.10               9.37
LGCI (4)             11.04             10.45               9.65
Lipper Corp.Debt
BBB-Rated Funds
Avg. (5)              7.40              7.61               7.26


Distributions and Yields    As of 1/31/03

                    Distributions Paid    30-Day
                      for Six Months     SEC Yield
Class A                   $0.42            2.75%
Class B                    0.40            2.36
Class C                    0.40            2.34

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 4% for Class A shares, and a 12b-1 fee of 0.30% annually. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. The returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The Funds Manager has voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ending July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's total returns would have been lower, as indicated in parentheses. 2 Inception date: 11/3/99. 3 The Lehman Brothers Aggregate Bond Index (LABI) is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. 4 The Lehman Brothers Govt/Credit Index (LGCI) is an unmanaged weighted index comprising publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. Investors cannot invest directly in an index. 5 The Lipper Average represents a return based on an average of all funds in the Lipper Corporate Debt BBB-Rated Funds category for the periods noted. Funds in the Lipper Corporate Debt BBB-Rated Funds Average invest primarily in corporate and government debt issues rated in the top four grades. The returns for the LABI, the LGCI, and the Lipper Corporate Debt BBB-Rated Funds Average would be lower if they included the effects of sales charges or taxes, or in the case of the LABI and the LGCI, operating expenses.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Semiannual Report    January 31, 2003

The return on the Total Return Bond Fund's Class A shares was 6.78%, slightly above the 6.60% Lipper Corporate Debt BBB-Rated Funds Average and significantly above the 5.05% Lehman Brothers Aggregate Bond Index. Including the Class A share initial sales charges, the Fund returned 2.51%.

The Fund beat its benchmark primarily because it emphasized bonds in sectors whose prices had dropped the most during the flight to quality earlier in 2002. In the fourth quarter of the year, these sectors--including telecommunications and oil/gas pipeline corporate bonds, non-U.S. developed country bonds, and emerging market debt--rebounded strongly, adding to the Fund's return. The Fund's overall selection of corporate bonds also was good. Among developed country bonds, German government issues, in particular, benefited from a struggling Eurozone economy that prompted the European Central Bank to lower the region's interest rates. The prices of the Fund's German bond holdings appreciated as interest rates fell. The Fund's focus on Brazilian issues drove its gains on emerging market bonds. These securities rose significantly in price after Brazil's presidential election in October renewed its political stability.

Interest rates declined across the entire maturity spectrum because investors who fled the stock market significantly increased the demand for bonds. When demand for bonds increases, it raises the prices of existing bonds (and so reduces the yield on bond investments made at the new higher prices). The Fund's ability to benefit from this decline in interest rates was increased by its above-benchmark duration, which is an indication of the portfolio's sensitivity to interest rate movements. In addition, the Fund's overweight in intermediate maturity securities enhanced returns because their bonds' interest rates had some of the sharpest declines during the period.

                                         Semiannual Report January 31, 2003

STRATEGIC PARTNERS
Style Specific Funds

                                                       Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.1%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace / Defense  1.7%
    30,500   Lockheed Martin Corp.                                  $    1,557,025
-------------------------------------------------------------------------------------
Airlines  0.6%
    41,000   Southwest Airlines, Co.                                       535,050
-------------------------------------------------------------------------------------
Apparel  0.9%
    25,500   Jones Apparel Group, Inc.(a)                                  833,340
-------------------------------------------------------------------------------------
Banks  9.9%
    25,500   Bank of America Corp.                                       1,786,275
    40,000   Bank One Corp.                                              1,460,400
    85,800   Citigroup, Inc.                                             2,949,804
   176,500   MBNA Corp.                                                  2,970,495
                                                                    --------------
                                                                         9,166,974
-------------------------------------------------------------------------------------
Business Services  0.6%
    16,500   Dun & Bradstreet Corp. (The)(a)                               583,275
-------------------------------------------------------------------------------------
Computer Software & Services  10.4%
    67,900   Advent Software, Inc.(a)(b)                                   944,489
   160,300   EMC Corp.(a)                                                1,234,310
   101,100   Microsoft Corp.(a)                                          4,798,206
    47,500   Oracle Corp.(a)                                               571,425
   114,000   VERITAS Software Corp.(a)                                   2,080,728
                                                                    --------------
                                                                         9,629,158
-------------------------------------------------------------------------------------
Computers & Business Equipment  11.4%
   128,200   Brocade Communications Systems, Inc.(a)                       573,054
   517,900   Cisco Systems, Inc.(a)                                      6,924,323
    63,000   Dell Computer Corp.(a)                                      1,503,180
    36,500   Hewlett-Packard Co.                                           635,465
    11,500   International Business Machines Corp.                         899,645
                                                                    --------------
                                                                        10,535,667

    38                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Cosmetics & Toiletries  2.3%
     29,000   Gillette Co.                                          $      867,100
     15,000   Procter & Gamble Co.                                       1,283,550
                                                                    --------------
                                                                         2,150,650
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.6%
      7,300   Eaton Corp.                                                  518,884
-------------------------------------------------------------------------------------
Drugs & Healthcare  17.9%
     24,000   Aetna, Inc.                                                1,043,760
      9,000   Allergan, Inc.                                               546,030
     29,500   Amgen, Inc.(a)                                             1,503,320
     15,700   Alcon, Inc. (Switzerland)(a)                                 602,880
     17,000   Boston Scientific Corp.(a)                                   687,650
     35,000   Cardinal Health, Inc.                                      2,041,550
     17,000   Forest Laboratories, Inc. (a)                                879,750
     20,000   Gilead Sciences, Inc.(a)                                     698,000
     27,000   HCA, Inc.                                                  1,153,980
     16,700   IDEC Pharmaceuticals Corp.(a)                                535,903
     78,850   Medtronic, Inc.                                            3,541,942
    109,400   Pfizer, Inc.                                               3,321,384
                                                                    --------------
                                                                        16,556,149
-------------------------------------------------------------------------------------
Educational Services  0.7%
     15,500   Apollo Group, Inc. (Class A)(a)                              689,130
-------------------------------------------------------------------------------------
Financial Services  4.9%
     34,500   Capital One Financial Corp.                                1,071,225
     58,200   Morgan Stanley Dean Witter & Co.                           2,205,780
     11,500   SLM Corp.                                                  1,221,645
                                                                    --------------
                                                                         4,498,650
-------------------------------------------------------------------------------------
Food & Beverages  2.8%
     16,500   Anheuser-Busch Cos., Inc.                                    783,255
     26,500   ConAgra Foods, Inc.                                          650,045
     14,000   General Mills, Inc.                                          629,020

    See Notes to Financial Statements                                     39

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     23,000   Starbucks Corp.(a)                                    $      522,560
                                                                    --------------
                                                                         2,584,880
-------------------------------------------------------------------------------------
Household Durables  0.8%
     25,900   Newell Rubbermaid, Inc.                                      721,315
-------------------------------------------------------------------------------------
Insurance  4.7%
     24,500   Allstate Corp. (The)                                         862,155
     47,500   American International Group, Inc.                         2,570,700
     36,000   Willis Group Holdings, Ltd. (Bermuda)                        937,800
                                                                    --------------
                                                                         4,370,655
-------------------------------------------------------------------------------------
Internet  2.0%
     59,000   Amazon.com, Inc.(a)                                        1,289,150
     61,600   Juniper Networks, Inc.(a)                                    540,232
                                                                    --------------
                                                                         1,829,382
-------------------------------------------------------------------------------------
Media  1.6%
     28,489   Comcast Corp. (Class A)(a)                                   758,662
     27,000   Fox Entertainment Group, Inc. (Class A)(a)                   746,010
                                                                    --------------
                                                                         1,504,672
-------------------------------------------------------------------------------------
Oil Field/Equipment & Services  1.7%
     13,000   Apache Corp.                                                 811,330
     26,000   BJ Services Co.(a)                                           794,820
                                                                    --------------
                                                                         1,606,150
-------------------------------------------------------------------------------------
Paper & Forest Products  1.4%
     36,000   International Paper Co.                                    1,285,200
-------------------------------------------------------------------------------------
Retail Trade  3.4%
     53,000   Gap, Inc. (The)                                              775,390
     81,000   Staples, Inc.(a)                                           1,390,770
     21,500   Wal-Mart Stores, Inc.                                      1,027,700
                                                                    --------------
                                                                         3,193,860
-------------------------------------------------------------------------------------
Semiconductors & Equipment  14.9%
    233,800   Applied Materials, Inc.(a)                                 2,798,586

    40                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     60,000   Intel Corp.                                           $      939,600
    122,500   Linear Technology Corp.                                    3,200,925
    110,700   Maxim Integrated Products, Inc.                            3,448,305
    170,800   Xilinx, Inc.(a)                                            3,380,132
                                                                    --------------
                                                                        13,767,548
-------------------------------------------------------------------------------------
Telecommunications  1.7%
    109,000   AT&T Wireless Services, Inc.(a)                              661,630
     62,000   Nokia Corp. (ADR) (Finland)                                  892,180
                                                                    --------------
                                                                         1,553,810
-------------------------------------------------------------------------------------
Transportation  1.2%
     10,000   FedEx Corp.                                                  526,000
     11,000   Union Pacific Corp.                                          627,660
                                                                    --------------
                                                                         1,153,660
                                                                    --------------
              Total long-term investments (cost $127,645,886)           90,825,084
                                                                    --------------
SHORT-TERM INVESTMENT  2.3%
-------------------------------------------------------------------------------------
Mutual Fund
  2,124,820   Prudential Core Investment Fund--Taxable Money
               Market Series
               (cost $2,124,820; Note 3)                                 2,124,820
                                                                    --------------
              Total Investments  100.4%
               (cost $129,770,706; Note 5)                              92,949,904
              Liabilities in excess of other assets  (0.4%)               (393,105)
                                                                    --------------
              Net Assets 100%                                       $   92,556,799
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
(b) Indicates a fair valued security.

    See Notes to Financial Statements                                     41

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.7%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.7%
   1,900   Boeing Co.                                               $       60,021
     700   General Dynamics Corp.                                           46,298
     400   ITT Industries, Inc.                                             22,464
   1,500   Lockheed Martin Corp.                                            76,575
     900   Northrop Grumman Corp.                                           82,269
                                                                    --------------
                                                                           287,627
-------------------------------------------------------------------------------------
Agriculture  0.2%
   2,800   Archer-Daniels-Midland Co.                                       33,740
   3,000   Monsanto Co.                                                     52,950
                                                                    --------------
                                                                            86,690
-------------------------------------------------------------------------------------
Apparel & Textiles  0.3%
   2,300   Jones Apparel Group, Inc.(a)                                     75,164
   1,200   Nike, Inc. (Class B)                                             53,448
                                                                    --------------
                                                                           128,612
-------------------------------------------------------------------------------------
Automobiles & Trucks  2.2%
  33,480   Delphi Corp.                                                    285,250
  44,118   Ford Motor Co.                                                  401,915
   3,100   General Motors Corp.                                            112,623
   2,300   General Motors Corp. (Class H)(a)                                23,460
     600   Harley-Davidson, Inc.                                            25,068
   1,300   Lear Corp.(a)                                                    52,390
     900   Paccar, Inc.                                                     38,988
                                                                    --------------
                                                                           939,694
-------------------------------------------------------------------------------------
Banking & Financial Services  15.5%
     600   A.G. Edwards, Inc.                                               17,142
     600   American Express Co.                                             21,318
   2,400   AmSouth Bancorp.                                                 49,176
     700   Astoria Financial Corp.                                          18,165
   4,400   Bank of America Corp.                                           308,220

    42                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares     Description                                              Value (Note 1)
----------------------------------------------------------------------------------------
      9,300   Bank One Corp.                                        $      339,543
      2,000   BankNorth Group, Inc.                                         45,360
      3,300   Capital One Financial Corp.                                  102,465
      4,400   Charles Schwab Corp.                                          40,568
     39,500   CIT Group, Inc.                                              786,050
     24,900   Citigroup, Inc.                                              856,062
        300   City National Corp.                                           13,746
        400   Comerica, Inc.                                                16,200
        900   Compass Bancshares, Inc.                                      28,737
      3,800   Countrywide Financial Corp.                                  209,608
        600   Cullen/Frost Bankers, Inc.                                    18,642
        200   Doral Financial Corp.                                          5,970
      6,200   E*TRADE Group, Inc.(a)                                        27,900
      1,600   Freddie Mac                                                   89,568
      1,400   First Tennessee National Corp.                                52,500
        500   FirstMerit Corp.                                              10,315
      9,300   FleetBoston Financial Corp.                                  242,823
        200   Golden West Financial Corp.                                   14,706
      1,100   Goldman Sachs Group, Inc.                                     74,910
      2,600   GreenPoint Financial Corp.                                   112,086
      2,800   Hibernia Corp. (Class A)                                      52,220
      2,200   Household International, Inc.                                 60,082
      1,300   John Hancock Financial Services, Inc.                         35,503
     16,070   KeyCorp                                                      386,484
      2,000   Marshall & Ilsley Corp.                                       54,200
      2,400   MBIA, Inc.                                                    98,352
      5,200   Mellon Financial Corp.                                       118,924
      3,400   Merrill Lynch & Co., Inc.                                    119,068
      5,600   Morgan Stanley                                               212,240
        500   National Commerce Financial Corp.                             11,845
        500   North Fork Bancorporation, Inc.                               16,215
        600   Northern Trust Corp.                                          20,520
      3,400   PNC Financial Services Group                                 149,736
      2,300   SouthTrust Corp.                                              59,938
      2,700   SunTrust Banks, Inc.                                         152,955
        800   TCF Financial Corp.                                           34,880

    See Notes to Financial Statements                                     43

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     16,500   U.S. Bancorp                                          $      348,150
      6,320   UnionBanCal Corp.                                            264,176
      3,000   Wachovia Corp.                                               107,910
     18,655   Washington Mutual, Inc.                                      642,665
      3,400   Wells Fargo & Co.                                            161,058
                                                                    --------------
                                                                         6,608,901
-------------------------------------------------------------------------------------
Building & Construction  1.0%
        100   American Standard Cos., Inc.(a)                                6,666
      7,100   Lennar Corp.                                                 382,406
      2,800   Masco Corp.                                                   50,932
                                                                    --------------
                                                                           440,004
-------------------------------------------------------------------------------------
Business Services  1.7%
        400   Automatic Data Processing, Inc.                               13,868
        300   BearingPoint, Inc.(a)                                          2,367
     57,600   Cendant Corp.(a)                                             638,208
      2,300   NCR Corp.(a)                                                  44,367
        500   Pitney Bowes, Inc.                                            16,270
                                                                    --------------
                                                                           715,080
-------------------------------------------------------------------------------------
Chemicals  2.3%
      2,100   Air Products & Chemicals, Inc.                                87,045
     16,035   Dow Chemical Co.                                             465,977
      1,200   E.I. du Pont de Nemours & Co.                                 45,444
      4,600   Eastman Chemical Co.                                         157,458
      1,700   Lyondell Chemical Co.                                         21,777
      2,200   PPG Industries, Inc.                                         107,426
      1,100   Praxair, Inc.                                                 59,994
      1,300   Rohm & Haas Co.                                               40,105
                                                                    --------------
                                                                           985,226
-------------------------------------------------------------------------------------
Computer Hardware & Software  6.1%
     82,200   Computer Associates International, Inc.                    1,099,014
        100   Computer Sciences Corp.(a)                                     3,060
        600   Electronic Arts, Inc.(a)                                      31,086
     28,500   Electronic Data Systems Corp.                                483,075
        200   EMC Corp.(a)                                                   1,540

    44                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    101,900   Gateway, Inc.(a)                                      $      266,978
     17,400   Hewlett-Packard Co.                                          302,934
        600   Hotchkis & Willey(a)                                             600
      4,400   International Business Machines Corp.                        344,212
        200   Lexmark International, Inc.(a)                                12,108
        800   Microsoft Corp.(a)                                            37,968
                                                                    --------------
                                                                         2,582,575
-------------------------------------------------------------------------------------
Consumer Products  2.2%
        600   Black & Decker Corp.                                          21,984
        100   Ebay, Inc.(a)                                                  7,516
      8,850   Fortune Brands, Inc.                                         390,020
      3,100   Gillette Co.                                                  92,690
      1,600   Hasbro, Inc.                                                  19,200
      1,400   Kimberly-Clark Corp.                                          64,848
      1,600   Mattel, Inc.                                                  32,000
        300   Newell Rubbermaid, Inc.                                        8,355
      3,600   Procter & Gamble Co.                                         308,052
                                                                    --------------
                                                                           944,665
-------------------------------------------------------------------------------------
Diversified Industries  3.6%
        700   Cooper Industries, Inc. (Class A)                             24,801
      1,500   General Electric Co.                                          34,710
      3,500   Honeywell International, Inc.                                 85,540
        500   Johnson Controls, Inc.                                        40,385
     73,700   Tyco International Ltd. (Bermuda)                          1,179,937
      2,600   United Technologies Corp.                                    165,308
                                                                    --------------
                                                                         1,530,681
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.7%
      1,200   Abbott Laboratories                                           45,744
     20,400   Aetna, Inc.                                                  887,196
        600   Amgen, Inc.(a)                                                30,576
     13,500   Bausch & Lomb, Inc.                                          448,875
      1,400   Becton, Dickinson & Co.                                       45,920
      6,600   Bristol-Myers Squibb Co.                                     155,694
        200   Forest Laboratories, Inc.(a)                                  10,350

    See Notes to Financial Statements                                     45

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
        800   Guidant Corp.(a)                                      $       26,896
        500   HCA, Inc.                                                     21,370
      2,000   Human Genome Sciences, Inc.(a)                                14,080
        100   McKesson Corp.                                                 2,843
      1,000   MedImmune, Inc.(a)                                            29,790
      2,300   Merck & Co., Inc.                                            127,397
        900   Pharmacia Corp.                                               37,593
      2,800   Schering-Plough Corp.                                         50,708
        500   Vertex Pharmaceuticals, Inc.(a)                                6,920
        600   Watson Pharmaceutical, Inc.(a)                                18,168
        600   Wyeth                                                         23,418
                                                                    --------------
                                                                         1,983,538
-------------------------------------------------------------------------------------
Entertainment & Leisure  1.4%
      1,700   Carnival Corp. (Class A)                                      40,970
      1,200   Harrah's Entertainment, Inc.(a)                               43,536
     12,900   Mandalay Resort Group(a)                                     331,401
        300   Marriott International, Inc. (Class A)                         9,360
     20,700   Park Place Entertainment Corp.(a)                            156,285
                                                                    --------------
                                                                           581,552
-------------------------------------------------------------------------------------
Food & Beverages  4.7%
     37,040   Altria Group, Inc.                                         1,402,705
      5,600   Coca-Cola Co.                                                226,576
        300   Hershey Foods Corp.                                           19,350
        200   Heinz (HJ) Co. of Canada Ltd. (Canada)                         6,462
      1,100   Kellogg Co.                                                   36,740
      3,500   Kraft Foods, Inc. (Class A)                                  111,475
      8,700   Sara Lee Corp.                                               173,478
        500   Wendy's International, Inc.                                   13,575
                                                                    --------------
                                                                         1,990,361
-------------------------------------------------------------------------------------
Industrial Machinery  1.0%
        300   Agilent Technologies, Inc.(a)                                  4,944
      1,200   Caterpillar, Inc.                                             52,776
        200   Danaher Corp.                                                 12,282
      1,000   Deere & Co.                                                   42,200

    46                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
        600   Eaton Corp.                                           $       42,648
      1,700   Emerson Electric Co.                                          79,781
      1,400   Ingersoll-Rand Co. (Class A)                                  54,964
      1,700   Rockwell Automation, Inc.                                     39,185
        300   SPX Corp.(a)                                                  11,130
        500   3M Co.                                                        62,275
        600   W.W. Grainger, Inc.                                           28,380
                                                                    --------------
                                                                           430,565
-------------------------------------------------------------------------------------
Insurance  11.4%
     13,600   Allmerica Financial Corp.(a)                                 179,248
     25,700   Allstate Corp.                                               904,383
      2,100   AMBAC Financial Group, Inc.                                  112,497
      3,300   American International Group, Inc.                           178,596
      4,000   AON Corp.                                                     75,720
        200   Chubb Corp.                                                   10,744
      2,300   CIGNA Corp.                                                  100,441
      1,100   Jefferson-Pilot Corp.                                         42,350
      3,730   Lincoln National Corp.                                       120,292
     46,690   MetLife, Inc.                                              1,249,891
     25,500   Principal Financial Group, Inc.                              729,300
      1,600   Protective Life Corp.                                         43,408
        600   SAFECO Corp.                                                  21,510
     22,350   St. Paul Companies, Inc.                                     729,504
        900   The Hartford Financial Services Group, Inc.                   37,512
      1,400   Torchmark Corp.                                               50,260
     11,700   Travelers Property Casualty Corp. (Class A)                  189,657
      2,300   Travelers Property Casualty Corp. (Class B)                   37,398
      2,700   UnumProvident Corp.                                           47,169
                                                                    --------------
                                                                         4,859,880
-------------------------------------------------------------------------------------
Investment Company  0.2%
      2,100   iShares Russell 1000 Value Index Fund                         93,912
-------------------------------------------------------------------------------------
Media & Entertainment  2.9%
      9,500   AOL Time Warner, Inc.(a)                                     110,770
        200   Clear Channel Communications, Inc.(a)                          8,016
      5,700   Comcast Corp. (Class A)(a)                                   151,791

    See Notes to Financial Statements                                     47

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      4,900   Comcast Corp. Special (Class A)(a)                    $      125,342
      1,200   COX Communications, Inc. (Class A)(a)                         34,728
        800   Fox Entertainment Group, Inc. (Class A)(a)                    22,104
      1,400   Gannett Co., Inc.                                            101,724
        500   Knight-Ridder, Inc.                                           33,860
     14,100   Liberty Media Corp. (Class A)(a)                             140,577
      2,000   Tribune Co.                                                   96,800
      6,400   Viacom, Inc. (Class B)(a)                                    246,720
      8,700   Walt Disney Co.                                              152,250
                                                                    --------------
                                                                         1,224,682
-------------------------------------------------------------------------------------
Metals  2.1%
     44,672   Alcoa, Inc.                                                  883,165
      2,100   United States Steel Corp.                                     30,135
                                                                    --------------
                                                                           913,300
-------------------------------------------------------------------------------------
Networking  0.2%
      3,400   Cisco Systems, Inc.(a)                                        45,458
        200   Juniper Networks, Inc.(a)                                      1,754
     16,600   Lucent Technologies, Inc.(a)                                  30,876
                                                                    --------------
                                                                            78,088
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  6.4%
      3,300   Anadarko Petroleum Corp.                                     152,163
      5,500   ChevronTexaco Corp.                                          354,200
      5,900   ConocoPhillips                                               284,321
        900   Cooper Cameron Corp.(a)                                       43,623
      2,100   Devon Energy Corp.                                            95,130
        400   Diamond Offshore Drilling, Inc.                                8,528
      3,600   El Paso Corp.                                                 30,384
        100   ENSCO International, Inc.                                      2,694
     29,900   Exxon Mobil Corp.                                          1,021,085
        200   NiSource, Inc.                                                 3,554
      2,400   Rowan Cos., Inc.                                              49,512
     11,770   Occidental Petroleum Corp.                                   343,802
      9,788   Sunoco, Inc.                                                 306,560

    48                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
        700   Transocean, Inc.                                      $       15,939
        600   Valero Energy Corp.                                           20,634
                                                                    --------------
                                                                         2,732,129
-------------------------------------------------------------------------------------
Paper & Forest Products  2.6%
        800   Bowater, Inc.                                                 32,520
      2,100   Georgia-Pacific Corp.                                         32,298
      9,940   International Paper Co.                                      354,858
      7,460   Plum Creek Timber Co., Inc.                                  162,777
      2,900   Smurfit-Stone Container Corp.(a)                              40,948
      1,200   Temple-Inland, Inc.                                           51,864
      9,100   Weyerhaeuser Co.                                             437,255
                                                                    --------------
                                                                         1,112,520
-------------------------------------------------------------------------------------
Photography  1.5%
     21,200   Eastman Kodak Co.                                            642,360
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  1.0%
      1,700   Archstone-Smith Trust                                         37,740
        800   Arden Realty, Inc.                                            16,848
        400   Camden Property Trust                                         12,600
        800   CarrAmerica Realty Corp.                                      19,208
        300   Chelsea Property Group, Inc.                                  10,209
        900   Developers Diversified Realty Corp.                           20,178
      1,600   Duke Realty Corp.                                             40,080
      2,200   Equity Office Properties Trust                                52,668
        800   General Growth Properties, Inc.                               39,600
        500   Highwoods Properties, Inc.                                    11,090
      1,700   ProLogis Trust                                                42,245
      1,000   Rouse Co.                                                     31,730
      2,000   Simon Property Group, Inc.                                    65,400
      1,200   United Dominion Realty Trust, Inc.                            19,188
                                                                    --------------
                                                                           418,784
-------------------------------------------------------------------------------------
Restaurants  1.9%
      2,500   McDonald's Corp.                                              35,600
     33,900   Yum! Brands, Inc.(a)                                         785,802
                                                                    --------------
                                                                           821,402

    See Notes to Financial Statements                                     49

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Retail  5.9%
      1,900   Abercrombie & Fitch Co. (Class A)(a)                  $       52,896
      4,800   CVS Corp.                                                    108,576
      2,400   Federated Department Stores, Inc.(a)                          62,448
      1,500   Home Depot, Inc.                                              31,350
     31,600   J.C. Penney Co., Inc.                                        612,724
      1,000   Kohl's Corp.(a)                                               52,370
        100   Lowe's Companies, Inc.                                         3,418
     18,350   May Department Stores Co.                                    376,175
        600   Pier 1 Imports, Inc.                                          10,170
     45,080   Sears, Roebuck & Co.                                       1,192,366
        800   Target Corp.                                                  22,568
        200   TJX Companies, Inc.                                            3,672
                                                                    --------------
                                                                         2,528,733
-------------------------------------------------------------------------------------
Semiconductors  0.2%
      3,500   Altera Corp.(a)                                               38,430
        100   Analog Devices, Inc.(a)                                        2,393
        300   QLogic Corp.(a)                                                9,984
        700   Micron Technology, Inc.(a)                                     5,747
        600   Xilinx, Inc.(a)                                               11,874
                                                                    --------------
                                                                            68,428
-------------------------------------------------------------------------------------
Telecommunications  5.1%
      6,850   ALLTEL Corp.                                                 321,059
      7,088   AT&T Corp.                                                   138,074
      9,800   AT&T Wireless Services, Inc.(a)                               59,486
      7,300   BellSouth Corp.                                              166,294
      9,600   Motorola, Inc.                                                76,608
      2,100   Qwest Communications International, Inc.(a)                    9,492
     24,510   SBC Communications, Inc.                                     599,024
      4,820   Sprint Corp. (FON Group)                                      58,515
      4,000   Sprint Corp. (PCS Group)(a)                                   15,040
     19,527   Verizon Communications, Inc.                                 747,493
                                                                    --------------
                                                                         2,191,085

    50                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Transportation  1.3%
      2,200   Burlington Northern Santa Fe Corp.                    $       57,134
      1,300   CSX Corp.                                                     36,439
      1,300   FedEx Corp.                                                   68,380
      1,300   Norfolk Southern Corp.                                        25,610
      7,200   Teekay Shipping Corp.                                        280,872
      1,200   Union Pacific Corp.                                           68,472
                                                                    --------------
                                                                           536,907
-------------------------------------------------------------------------------------
Utilities  7.3%
      1,600   Ameren Corp.                                                  62,928
     17,914   American Electric Power Co., Inc.                            423,129
      1,600   Calpine Corp.(a)                                               5,216
      2,700   Centerpoint Energy, Inc.                                      18,819
      3,200   Cinergy Corp.                                                101,440
      1,900   Consolidated Edison, Inc.                                     75,848
      1,500   Constellation Energy Group, Inc.                              41,475
      2,400   Dominion Resources, Inc.                                     130,056
     11,590   DTE Energy Co.                                               485,853
      5,400   Edison International(a)                                       66,582
      5,200   Entergy Corp.                                                231,140
      6,810   Exelon Corp.                                                 346,833
      8,708   FirstEnergy Corp.                                            271,690
        100   Kinder Morgan, Inc.                                            4,511
      6,600   OGE Energy Corp.                                             112,794
      2,100   Pepco Holdings, Inc.                                          39,375
      6,000   PG&E Corp.(a)                                                 82,800
      1,600   Pinnacle West Capital Corp.                                   49,840
      4,070   PPL Corp.                                                    142,450
      2,000   Progress Energy, Inc.                                         80,820
      7,140   Public Service Enterprise Group, Inc.                        251,899
      7,200   Xcel Energy, Inc.                                             79,344
                                                                    --------------
                                                                         3,104,842

    See Notes to Financial Statements                                     51

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Waste Management  2.1%
     39,640   Waste Management, Inc.                                $      911,324
                                                                    --------------
              Total long-term investments (cost $46,138,161)            42,474,147
                                                                    --------------
SHORT-TERM INVESTMENT  1.5%
-------------------------------------------------------------------------------------
Mutual Fund
    637,451   Prudential Core Investment Fund--Taxable Money
               Market Series (cost $637,451; Note 3)                       637,451
                                                                    --------------
              Total Investments  101.2%
               (cost $46,775,612; Note 5)                               43,111,598
              Liabilities in excess of other assets  (1.2%)               (522,314)
                                                                    --------------
              Net Assets  100%                                      $   42,589,284
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.

    52                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Common Stocks
-------------------------------------------------------------------------------------
Airlines  0.4%
  5,500   Atlantic Coast Airlines Holdings, Inc.(a)                 $       55,000
-------------------------------------------------------------------------------------
Banks  4.5%
  3,890   CVB Financial Corp.                                               78,846
  4,100   East West Bancorp, Inc.                                          143,336
  2,300   Seacoast Financial Services Corp.                                 45,264
  3,600   Southwest Bancorp of Texas, Inc.                                 117,108
  3,390   Texas Regional Bancshares, Inc. (Class A)                        117,972
  3,900   UCBH Holdings, Inc.                                              167,310
                                                                    --------------
                                                                           669,836
-------------------------------------------------------------------------------------
Biotechnology  1.6%
  3,100   Charles River Laboratories International, Inc.(a)                 92,318
  4,100   Idexx Laboratories, Inc.                                         141,942
                                                                    --------------
                                                                           234,260
-------------------------------------------------------------------------------------
Building & Construction  0.4%
  2,100   Hovnanian Enterprises, Inc. (Class A)(a)                          61,173
-------------------------------------------------------------------------------------
Cable  1.4%
 22,550   Mediacom Communications Corp.(a)                                 197,087
-------------------------------------------------------------------------------------
Commercial Services  10.7%
  6,193   ChoicePoint, Inc.(a)                                             222,948
  8,160   CSG Systems International, Inc.(a)                                84,864
 11,009   Daisytek International Corp.(a)                                   77,063
  2,900   Fair, Issac & Co., Inc.                                          144,275
  3,850   FTI Consulting, Inc.(a)                                          158,428
  5,700   GTECH Holdings Corp.(a)                                          155,040
  4,767   Iron Mountain, Inc.(a)                                           151,162
  8,300   Kroll, Inc.(a)                                                   157,949
 18,550   Pegasus Systems, Inc.(a)                                         180,306

    See Notes to Financial Statements                                     53

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares    Description                                               Value (Note 1)
----------------------------------------------------------------------------------------
     11,600   PRG-Schultz International, Inc.(a)                    $       95,932
      5,390   Tech Data Corp.(a)                                           134,588
                                                                    --------------
                                                                         1,562,555
-------------------------------------------------------------------------------------
Computer Services  4.3%
      1,800   Cognizant Technology Solutions Corp.(a)                      108,522
      9,100   Espeed, Inc.(a)                                              150,787
      5,050   Fidelity National Information Solutions, Inc.(a)              91,203
      9,900   NetScreen Technologies, Inc.(a)                              194,931
      2,530   PC Connection, Inc.(a)                                        15,812
      6,300   WebEx Communications, Inc.(a)                                 63,756
                                                                    --------------
                                                                           625,011
-------------------------------------------------------------------------------------
Computers & Business Equipment  3.4%
      3,730   CDW Computer Centers, Inc.(a)                                164,456
     24,175   Enterasys Networks, Inc.(a)                                   41,339
      7,250   Maxtor Corp.(a)                                               42,992
      4,100   Mercury Computer Systems, Inc.(a)                            131,651
      6,300   Sandisk Corp.(a)                                              96,088
      1,100   Scansource, Inc.(a)                                           22,011
                                                                    --------------
                                                                           498,537
-------------------------------------------------------------------------------------
Construction & Farm Equipment  1.4%
      3,400   Agco Corp.(a)                                                 60,860
      3,900   Tractor Supply Co.(a)                                        143,949
                                                                    --------------
                                                                           204,809
-------------------------------------------------------------------------------------
Consumer Products  1.4%
     14,490   Falcon Products, Inc.(a)                                      66,364
      1,800   Fossil, Inc.(a)                                               33,300
      4,300   K-Swiss, Inc.                                                109,220
                                                                    --------------
                                                                           208,884
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.9%
      9,070   Abgenix, Inc.(a)                                              50,157
      8,500   American Pharmaceutical Partners, Inc.(a)                    216,835
      2,400   Cima Labs, Inc.(a)                                            53,998

    54                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      3,700   Eon Labs, Inc.(a)                                     $       87,764
      3,200   Immucor, Inc.(a)                                              59,872
      4,900   Pharmaceutical Product Development, Inc.(a)                  146,265
      4,300   Priority Healthcare Corp. (Class B)(a)                       100,018
                                                                    --------------
                                                                           714,909
-------------------------------------------------------------------------------------
Educational Services  2.0%
      1,400   Corinthian Colleges, Inc.(a)                                  51,030
      2,500   ITT Educational Services, Inc.(a)                             69,950
     10,890   Sylvan Learning Systems, Inc.(a)                             174,240
                                                                    --------------
                                                                           295,220
-------------------------------------------------------------------------------------
Electronics & Electronic Components  7.8%
      1,300   Actel Corp.(a)                                                19,435
      1,700   Benchmark Electronics, Inc.(a)                                55,250
      1,800   Cymer, Inc.(a)                                                55,638
      9,340   Electronics for Imaging, Inc.(a)                             162,516
      4,500   Engineered Support Systems, Inc.                             166,500
     12,200   Global Imaging Systems, Inc.(a)                              219,722
      8,750   Omnivision Technologies, Inc.(a)                             119,263
      5,150   Photronics, Inc.(a)                                           56,779
     14,450   PLX Technology, Inc.(a)                                       47,974
      4,200   Rudolph Technologies, Inc.(a)                                 63,672
      1,900   Silicon Laboratories, Inc.(a)                                 46,816
      4,980   Technitrol, Inc.(a)                                           79,232
      7,540   Vicor Corp.(a)                                                51,498
                                                                    --------------
                                                                         1,144,295
-------------------------------------------------------------------------------------
Financial Services  4.0%
      5,450   Hilb, Rogal & Hamilton Co.                                   205,029
     14,300   Interactive Data Corp.(a)                                    189,618
      6,880   T. Rowe Price Group, Inc.                                    183,971
                                                                    --------------
                                                                           578,618
-------------------------------------------------------------------------------------
Food & Beverage  0.8%
      3,950   Performance Food Group Co.(a)                                121,858

    See Notes to Financial Statements                                     55

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Gaming  0.5%
      2,900   Penn National Gaming, Inc.(a)                         $       47,270
      1,500   Station Casinos, Inc.(a)                                      27,285
                                                                    --------------
                                                                            74,555
-------------------------------------------------------------------------------------
Insurance  1.9%
      2,780   Brown & Brown, Inc.                                           82,788
        380   Markel Corp.(a)                                               77,292
      4,800   ProAssurance Corp.(a)                                        111,504
                                                                    --------------
                                                                           271,584
-------------------------------------------------------------------------------------
Internet  3.0%
     15,500   CheckFree Corp.(a)                                           298,065
      9,400   United Online, Inc.(a)                                       131,694
                                                                    --------------
                                                                           429,759
-------------------------------------------------------------------------------------
Media  3.3%
     10,150   Gray Television, Inc.                                        102,007
     45,036   Hollywood Media Corp.(a)                                      36,930
     11,090   Information Holdings, Inc.(a)                                177,994
      8,234   Penton Media, Inc.(a)                                          5,599
     40,510   PRIMEDIA, Inc.(a)                                            104,516
      2,650   Salem Communications Corp. (Class A)(a)                       61,454
                                                                    --------------
                                                                           488,500
-------------------------------------------------------------------------------------
Medical Products & Services  15.2%
      4,600   Accredo Health, Inc.(a)                                      172,546
      3,000   Advanced Neuromodulation Systems, Inc.(a)                    115,176
      3,500   AMERIGROUP Corp.(a)                                           97,650
      4,000   Biosite, Inc.(a)                                             143,004
      1,700   Centene Corp.(a)                                              47,940
      9,550   Covance, Inc.(a)                                             257,659
      3,265   Enzon Pharmaceuticals, Inc.(a)                                57,105
     17,050   MedCath Corp.(a)                                             164,703
      2,600   Mentor Corp.                                                  46,098
      6,940   Myriad Genetics, Inc.(a)                                      88,277
      7,800   NBTY, Inc.(a)                                                142,038
      2,850   NDCHealth Corp.                                               61,959

    56                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      3,000   Odyssey HealthCare, Inc.                              $      103,200
      4,850   Pediatrix Medical Group, Inc.(a)                             178,238
      1,600   Possis Medical, Inc.(a)                                       31,408
     16,680   STAAR Surgical Co.(a)                                         58,380
      6,300   Steris Corp.(a)                                              147,735
      6,650   United Surgical Partners International, Inc.(a)              120,698
      4,000   VCA Antech, Inc.(a)                                           61,800
      2,555   Ventana Medical Systems, Inc.(a)                              54,984
      5,085   Vertex Pharmaceuticals, Inc.(a)                               70,376
                                                                    --------------
                                                                         2,220,974
-------------------------------------------------------------------------------------
Oil & Gas  6.3%
      5,800   Evergreen Resources, Inc.(a)                                 250,966
     11,250   Key Energy Services, Inc.(a)                                 104,175
      3,440   Newfield Exploration Co.(a)                                  113,761
      5,500   Patina Oil & Gas Corp.                                       177,375
      4,950   Unit Corp.(a)                                                 88,407
      5,600   Universal Compression Holdings, Inc.(a)                      106,120
      2,300   Western Gas Resources, Inc.                                   78,706
                                                                    --------------
                                                                           919,510
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.6%
      2,550   Chelsea Property Group,Inc.                                   86,776
-------------------------------------------------------------------------------------
Restaurants  0.6%
      4,250   Ruby Tuesday, Inc.                                            80,325
-------------------------------------------------------------------------------------
Retail  5.2%
      3,400   Chico's FAS, Inc.(a)                                          61,914
      6,900   Claire's Stores, Inc.                                        161,598
      4,750   Genesco, Inc.(a)                                              78,992
      1,100   Guitar Center, Inc.(a)                                        21,428
      4,190   Mettler-Toledo International, Inc.(a)                        127,711
      5,100   PETCO Animal Supplies, Inc.(a)                               107,151
      1,900   Regis Corp.                                                   51,186

    See Notes to Financial Statements                                     57

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      6,443   Tuesday Morning Corp.(a)                              $      110,820
      8,100   Tweeter Home Entertainment Group, Inc.(a)                     38,070
                                                                    --------------
                                                                           758,870
-------------------------------------------------------------------------------------
Software  8.5%
      4,685   Advent Software, Inc.(a)                                      65,168
      1,500   Avid Technology, Inc.(a)                                      31,875
      8,600   Digital River, Inc.(a)                                       105,694
      5,400   Hyperion Solution Corp.(a)                                   149,731
      2,000   Internet Security Systems, Inc.(a)                            25,980
     17,245   Kana Software, Inc.(a)                                        57,253
      4,750   National Instruments Corp.(a)                                153,282
      1,200   Open Text Corp.(a)                                            32,400
     18,964   Packeteer, Inc.(a)                                           151,522
      9,500   Pinnacle Systems, Inc.(a)                                    124,260
     10,435   SERENA Software, Inc.(a)                                     154,949
      1,900   Verity, Inc.(a)                                               29,469
     19,099   Wind River Systems, Inc.(a)                                   65,128
     27,340   Witness Systems, Inc.(a)                                      93,831
                                                                    --------------
                                                                         1,240,542
-------------------------------------------------------------------------------------
Telecommunications  0.9%
     29,744   LCC International, Inc.(a)                                    72,873
      7,380   Tekelec(a)                                                    63,025
                                                                    --------------
                                                                           135,898
-------------------------------------------------------------------------------------
Transportation  2.6%
      1,200   Arkansas Best Corp.                                           29,052
      3,600   Inter-Tel, Inc.                                               78,621
      2,700   J.B. Hunt Transport Services, Inc.(a)                         74,601
      4,600   Knight Transportation, Inc.(a)                                93,697
      4,150   UTI Worldwide, Inc.                                           98,770
                                                                    --------------
                                                                           374,741
                                                                    --------------
              Total long-term investments (cost $17,167,677)            14,254,086
                                                                    --------------

    58                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  0.4%
-------------------------------------------------------------------------------------
Mutual Fund
     57,738   Prudential Core Investment Fund--Taxable Money
               Market Series (cost $57,738; Note 3)                 $       57,738
                                                                    --------------
              Total Investments  98.0%
               (cost $17,225,415; Note 5)                               14,311,824
              Other assets in excess of liabilities 2.0%                   286,224
                                                                    --------------
              Net Assets  100%                                      $   14,598,048
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    See Notes to Financial Statements                                     59

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.6%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.9%
     3,900   Moog, Inc. (Class A)(a)                                $      124,410
     3,770   Triumph Group, Inc.(a)                                         95,004
     5,019   United Defense Industries, Inc.(a)                            119,201
                                                                    --------------
                                                                           338,615
-------------------------------------------------------------------------------------
Auto Related  3.6%
     3,730   ArvinMeritor, Inc.                                             63,373
     3,560   BorgWarner, Inc.                                              190,638
    35,210   CSK Auto Corp.(a)                                             349,987
     2,620   Lear Corp.(a)                                                 105,586
     4,540   Navistar International Corp.(a)                               109,278
    23,140   Pep Boys - Manny, Moe & Jack (The)                            240,887
     5,700   Snap-on, Inc.                                                 145,350
     4,600   Winnebago Industries, Inc.                                    158,194
                                                                    --------------
                                                                         1,363,293
-------------------------------------------------------------------------------------
Banks & Savings & Loans  6.8%
     7,700   Astoria Financial Corp.                                       199,815
    40,700   BankUnited Financial Corp. (Class A)(a)                       643,060
     4,200   Commerce Bancorp, Inc.                                        184,338
    10,270   First Federal Capital Corp.                                   207,762
    11,875   Fulton Financial Corp.                                        219,925
     4,400   Hibernia Corp. (Class A)                                       82,060
     6,600   MAF Bancorp, Inc.                                             230,670
     7,740   Provident Financial Group, Inc.                               212,618
    12,400   Sky Financial Group, Inc.                                     254,200
     6,820   Trustmark Corp.                                               162,384
     6,090   Whitney Holding Corp.                                         200,300
                                                                    --------------
                                                                         2,597,132
-------------------------------------------------------------------------------------
Building & Construction  0.2%
     2,660   Lafarge North America, Inc.                                    79,055

    60                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Business Services  6.1%
     68,900   Administaff, Inc.(a)                                  $      344,500
     36,000   Allied Waste Industries, Inc.(a)                             352,080
     19,530   Casella Waste Systems, Inc. (Class A)(a)                     173,817
      7,800   CDI Corp.(a)                                                 194,610
     10,400   Kelly Services, Inc. (Class A)                               217,360
     15,520   Labor Ready, Inc.(a)                                          99,638
     44,190   MPS Group, Inc.(a)                                           254,534
     14,600   NDCHealth Corp.                                              317,404
     11,500   Republic Services, Inc.(a)                                   235,520
     25,260   Spherion Corp.(a)                                            147,771
                                                                    --------------
                                                                         2,337,234
-------------------------------------------------------------------------------------
Chemicals  4.6%
      8,130   Albemarle Corp.                                              213,412
      1,230   Cambrex Corp.                                                 31,611
      5,980   Ferro Corp.                                                  137,540
      7,380   Georgia Gulf Corp.                                           173,799
      9,120   Hercules, Inc.(a)                                             75,605
      4,120   Minerals Technologies, Inc.                                  163,358
      9,110   Olin Corp.                                                   146,853
      7,100   Scotts Co. (Class A)(a)                                      363,804
      7,090   Spartech Corp.                                               138,255
      6,900   Valspar Corp. (The)                                          293,250
                                                                    --------------
                                                                         1,737,487
-------------------------------------------------------------------------------------
Computers & Business Equipment  1.4%
         70   Black Box Corp.                                                2,874
     12,700   Global Payments, Inc.                                        362,331
      1,550   Imation Corp.(a)                                              55,397
     10,820   Moore Corp. Ltd. (Canada)(a)                                 132,112
                                                                    --------------
                                                                           552,714
-------------------------------------------------------------------------------------
Containers & Packaging  0.5%
     10,450   Packaging Corp. of America(a)                                175,247

    See Notes to Financial Statements                                     61

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Industries  1.0%
      4,550   Fisher Scientific International, Inc.(a)              $      131,495
     15,700   Watsco, Inc.                                                 245,705
                                                                    --------------
                                                                           377,200
-------------------------------------------------------------------------------------
Drugs & Healthcare  13.3%
      3,966   Alpharma, Inc.(Class A)                                       65,558
      2,860   AMERIGROUP Corp.(a)                                           79,794
      4,100   Barr Laboratories, Inc.(a)                                   324,105
     10,700   Chattem, Inc.(a)                                             162,319
     24,670   Cooper Companies, Inc.                                       631,799
     25,100   Covance, Inc.(a)                                             677,198
      3,000   Coventry Health Care, Inc.(a)                                 83,250
     13,600   Diagnostic Products Corp.                                    476,408
      6,720   Health Net, Inc.(a)                                          181,037
      4,010   Invitrogen Corp.(a)                                          118,135
     19,400   K-V Pharmaceutical Co.(a)                                    355,796
      9,000   Lincare Holdings, Inc.(a)                                    256,860
      5,040   Owens & Minor, Inc.                                           81,396
     13,000   Pediatrix Medical Group, Inc.(a)                             477,750
     22,200   Pharmaceutical Product Development, Inc.(a)                  662,670
     16,400   Quintiles Transnational Corp.(a)                             208,444
     20,600   Serologicals Corp.(a)                                        225,158
                                                                    --------------
                                                                         5,067,677
-------------------------------------------------------------------------------------
Electric Utilities  2.0%
      5,830   ALLETE, Inc.                                                 119,457
      3,880   Hawaiian Electric Industries, Inc.                           160,011
     13,400   PNM Resources, Inc.                                          282,874
     10,810   Puget Energy, Inc.                                           214,038
                                                                    --------------
                                                                           776,380
-------------------------------------------------------------------------------------
Electronics  2.0%
      6,970   Asyst Technologies, Inc.(a)                                   48,093
      9,800   FLIR Systems, Inc.(a)                                        457,366
     10,520   Pioneer-Standard Electronics, Inc.                           102,570

    62                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     45,200   Sanmina-SCI Corp.(a)                                  $      165,432
                                                                    --------------
                                                                           773,461
-------------------------------------------------------------------------------------
Financial Services  4.8%
      6,110   Affiliated Managers Group, Inc.(a)                           283,748
     37,700   AmeriCredit Corp.(a)                                         118,378
     11,000   Eaton Vance Corp.                                            305,360
     10,700   Jeffries Group, Inc.                                         418,905
     14,800   Raymond James Financial, Inc.                                377,400
      2,100   Student Loan Corp.                                           201,138
      3,990   Triad Guaranty, Inc.(a)                                      139,490
                                                                    --------------
                                                                         1,844,419
-------------------------------------------------------------------------------------
Food & Beverages  0.5%
      2,780   Performance Food Group Co.(a)                                 85,763
      5,840   Smithfield Foods, Inc.(a)                                    105,587
                                                                    --------------
                                                                           191,350
-------------------------------------------------------------------------------------
Funeral Services  0.1%
      5,100   Service Corp. International(a)                                16,881
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  2.6%
      4,280   AGL Resources, Inc.                                           97,798
      8,530   Equitable Resources, Inc.                                    317,145
     23,695   ONEOK, Inc.                                                  406,369
      2,550   UGI Corp.                                                    106,667
      3,870   Vectren Corp.                                                 81,077
                                                                    --------------
                                                                         1,009,056
-------------------------------------------------------------------------------------
Homebuilders  2.8%
     18,500   D.R. Horton, Inc.                                            353,350
     21,000   Hovnanian Enterprises, Inc. (Class A)(a)                     611,730
      2,520   Ryland Group, Inc.                                            99,893
                                                                    --------------
                                                                         1,064,973
-------------------------------------------------------------------------------------
Hotels & Restaurants  3.3%
     10,800   Brinker International, Inc.(a)                               321,300
      6,700   CEC Entertainment, Inc.(a)                                   189,543

    See Notes to Financial Statements                                     63

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      8,750   RARE Hospitality International, Inc.(a)               $      249,375
      9,930   Ruby Tuesday, Inc.                                           187,677
     13,300   Sonic Corp.(a)                                               302,442
                                                                    --------------
                                                                         1,250,337
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.2%
      6,110   Haverty Furniture Companies, Inc.                             75,764
-------------------------------------------------------------------------------------
Insurance  6.9%
     12,200   Commerce Group, Inc.                                         423,340
      4,140   Delphi Financial Group, Inc. (Class A)                       154,215
      4,730   Everest Re Group Ltd. (Bermuda)                              238,723
      4,890   FPIC Insurance Group, Inc.(a)                                 31,492
      8,740   Harleysville Group, Inc.                                     221,559
     12,360   Odyssey Re Holdings Corp.                                    210,491
     14,400   Philadelphia Consolidated Holding Corp.(a)                   479,952
     27,440   Phoenix Companies, Inc. (The)                                227,752
      4,360   Platinum Underwriters Holdings, Ltd.(a)                      107,474
      8,400   Protective Life Corp.                                        227,892
      4,640   RenaissanceRe Holdings Ltd.                                  182,213
      3,305   W.R. Berkley Corp.                                           129,556
                                                                    --------------
                                                                         2,634,659
-------------------------------------------------------------------------------------
Leisure  1.5%
      4,930   Argosy Gaming Co.(a)                                          85,536
     10,350   Brunswick Corp.                                              201,514
      8,810   MTR Gaming Group, Inc.(a)                                     61,053
     17,700   WMS Industries, Inc.(a)                                      205,497
                                                                    --------------
                                                                           553,600
-------------------------------------------------------------------------------------
Machinery  2.0%
     44,270   CNH Global NV (Netherlands)                                  139,451
      3,340   Cummins, Inc.                                                 82,498
      7,120   Joy Global, Inc.(a)                                           78,961
      2,700   Tecumseh Products Co. (Class A)                              115,020
     17,380   Wabtec Corp.                                                 208,560
      5,530   York International Corp.                                     131,393
                                                                    --------------
                                                                           755,883

    64                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Manufacturing  0.4%
     44,550   GrafTech International Ltd.(a)                        $      171,518
-------------------------------------------------------------------------------------
Metals & Mining  0.6%
      2,450   Arch Coal, Inc.                                               42,287
      3,920   Gibraltar Steel Corp.                                         70,560
      4,488   Peabody Energy Corp.                                         114,668
                                                                    --------------
                                                                           227,515
-------------------------------------------------------------------------------------
Multimedia  4.5%
     10,470   Belo Corp. (Class A)                                         224,058
      5,800   Emmis Communications Corp. (Class A)(a)                      127,252
     11,400   Harman International Industries, Inc.                        701,100
     58,400   Sinclair Broadcast Group, Inc. (Class A)(a)                  661,088
                                                                    --------------
                                                                         1,713,498
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  4.4%
     26,830   Chesapeake Energy Corp.                                      217,323
      3,025   Cimarex Energy Co.(a)                                         56,507
      4,490   Forest Oil Corp.(a)                                          107,760
      3,470   Newfield Exploration Co.(a)                                  114,753
      5,050   Pioneer Natural Resources Co.(a)                             122,614
      3,750   Spinnaker Exploration Co.(a)                                  74,513
     14,100   Swift Energy Co.(a)                                          133,950
     14,900   Westport Resources Corp.(a)                                  298,596
     22,700   XTO Energy, Inc.                                             552,518
                                                                    --------------
                                                                         1,678,534
-------------------------------------------------------------------------------------
Paper & Paper Products  0.8%
      8,820   Kadant, Inc.(a)                                              145,795
      4,190   Rayonier, Inc.                                               177,572
                                                                    --------------
                                                                           323,367
-------------------------------------------------------------------------------------
Real Estate Development  0.4%
      4,130   Forest City Enterprises, Inc. (Class A)                      136,910
-------------------------------------------------------------------------------------
Real Estate Investment Trust  4.8%
      8,960   Alexandria Real Estate Equities, Inc.                        370,496
     13,360   Corporate Office Properties Trust                            188,376
     10,030   Crown American Realty Trust                                   90,771

    See Notes to Financial Statements                                     65

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      6,940   Developers Diversified Realty Corp.                   $      155,595
      3,590   General Growth Properties, Inc.                              177,705
      6,890   Great Lakes REIT, Inc.                                       111,274
      8,800   Heritage Property Investment Trust                           215,160
      8,660   Highwoods Properties, Inc.                                   192,079
      5,160   Ramco-Gershenson Properties Trust                            103,097
      5,800   SL Green Realty Corp.                                        175,276
      3,540   Summit Properties, Inc.                                       63,897
                                                                    --------------
                                                                         1,843,726
-------------------------------------------------------------------------------------
Retail  3.3%
      4,690   AnnTaylor Stores Corp.(a)                                     87,281
     21,800   Fred's, Inc.                                                 585,570
      5,520   Linens 'n Things, Inc.(a)                                    128,671
     10,100   Movie Gallery, Inc.(a)                                       141,905
      5,930   Reebok International Ltd.(a)                                 179,323
      8,020   Wolverine World Wide, Inc.                                   119,899
                                                                    --------------
                                                                         1,242,649
-------------------------------------------------------------------------------------
Semiconductors  3.2%
      6,460   Brooks-PRI Automation, Inc.(a)                                67,830
     30,980   ChipPAC, Inc. (Class A)(a)                                    80,548
     16,310   Entegris, Inc.(a)                                            174,370
     20,160   Fairchild Semiconductor International, Inc. (Class
               A)(a)                                                       220,550
     28,598   Mykrolis Corp.(a)                                            207,621
     12,640   Photronics, Inc.(a)                                          139,356
     11,290   Standard Microsystems Corp.(a)                               180,640
     12,920   Ultratech Stepper, Inc.(a)                                   151,810
                                                                    --------------
                                                                         1,222,725
-------------------------------------------------------------------------------------
Software  4.6%
     11,800   Cerner Corp.(a)                                              435,054
     17,990   FileNET Corp.(a)                                             224,875
      4,530   Hyperion Solutions Corp.(a)                                  125,608
     11,120   Keane, Inc.(a)                                                89,961
     11,440   Lawson Software, Inc.(a)                                      67,610
     17,290   MRO Software, Inc.(a)                                        197,296

    66                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      3,800   Progress Software Corp.(a)                            $       54,530
     36,530   Verity, Inc.(a)                                              566,580
                                                                    --------------
                                                                         1,761,514
-------------------------------------------------------------------------------------
Telecommunications  1.4%
     86,900   American Tower Corp. (Class A)(a)                            441,452
      2,480   Harris Corp.                                                  77,376
                                                                    --------------
                                                                           518,828
-------------------------------------------------------------------------------------
Trucking & Freight Forwarding  2.1%
      4,920   Alexander & Baldwin, Inc.                                    127,674
      8,960   Arkansas Best Corp.(a)                                       216,922
      7,680   Ryder System, Inc.                                           173,030
      5,160   Tsakos Energy Navigation Ltd. (Norway)                        76,523
      9,640   Yellow Corp.(a)                                              225,210
                                                                    --------------
                                                                           819,359
                                                                    --------------
              Total long-term investments (cost $40,880,410)            37,232,560
                                                                    --------------
SHORT-TERM INVESTMENT  3.0%
-------------------------------------------------------------------------------------
Mutual Fund
  1,143,448   Prudential Core Investment Fund--Taxable Money
               Market Series
               (cost $1,143,448; Note 3)                                 1,143,448
                                                                    --------------
              Total Investments  100.6%
               (cost $42,023,858; Note 5)                               38,376,008
              Liabilities in excess of other assets  (0.6%)               (216,996)
                                                                    --------------
              Net Assets  100%                                      $   38,159,012
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    See Notes to Financial Statements                                     67

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.9%
Common Stocks
-------------------------------------------------------------------------------------
Australia  2.2%
   64,333   BHP Billiton, Ltd.                                      $      336,392
-------------------------------------------------------------------------------------
Belgium  1.2%
   11,800   Fortis Group                                                   185,436
-------------------------------------------------------------------------------------
Denmark  1.5%
    8,400   Novo Nordisk A/S (Class B)                                     229,753
-------------------------------------------------------------------------------------
Finland  2.6%
   27,700   Nokia Oyj                                                      388,918
-------------------------------------------------------------------------------------
France  8.7%
    8,500   BNP Paribas SA                                                 335,493
    3,400   Carrefour SA                                                   135,036
    6,270   Lagardere SCA                                                  255,081
    2,000   Schneider Electric SA                                           87,291
    3,680   TotalFinaElf SA, Ser. B                                        496,144
                                                                    --------------
                                                                         1,309,045
-------------------------------------------------------------------------------------
Germany  2.0%
    6,400   Bayerische Motoren Werke (BMW) AG                              185,487
    2,700   Siemens AG                                                     110,133
                                                                    --------------
                                                                           295,620
-------------------------------------------------------------------------------------
Hong Kong  1.2%
   22,000   CLP Holdings, Ltd.                                              88,565
   71,000   Hong Kong & China Gas Co., Ltd.                                 89,206
                                                                    --------------
                                                                           177,771
-------------------------------------------------------------------------------------
Ireland  3.9%
   18,088   Allied Irish Banks PLC                                         248,526
   16,600   Bank of Ireland PLC                                            168,398
   13,889   CRH PLC                                                        175,188
                                                                    --------------
                                                                           592,112

    68                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares      Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
Italy  7.9%
     17,128   Alleanza Assicurazioni SpA                            $      129,434
     36,250   ENI SpA                                                      548,264
     39,200   Snam Rete Gas SpA                                            133,809
     50,800   Telecom Italia SpA                                           384,435
                                                                    --------------
                                                                         1,195,942
-------------------------------------------------------------------------------------
Japan  13.8%
      1,800   Acom Co., Ltd.                                                55,077
      8,000   Canon, Inc.                                                  279,473
         42   East Japan Railway Co.                                       192,946
     11,000   Kao Corp.                                                    224,237
     57,000   Nikko Cordial Corp.                                          205,303
         33   Nippon Telegraph & Telephone Corp.                           110,605
     50,000   Nissan Motor Co., Ltd.                                       380,607
         75   NTT DoCoMo, Inc.                                             144,447
      6,200   Sony Corp.                                                   243,472
     26,000   Tokyo Gas Co., Ltd.                                           76,522
      6,900   Toyota Motor Corp.                                           164,245
                                                                    --------------
                                                                         2,076,934
-------------------------------------------------------------------------------------
Netherlands  10.4%
     18,300   ABN AMRO Holding NV                                          284,833
     10,033   Heineken NV                                                  361,322
     61,100   Koninnklijke KPN NV                                          428,277
      6,636   Philips Electronics NV                                       112,547
      9,100   Royal Dutch Petroleum Co.                                    376,757
                                                                    --------------
                                                                         1,563,736
-------------------------------------------------------------------------------------
Norway  0.3%
      6,300   Statoil ASA                                                   48,512
-------------------------------------------------------------------------------------
Singapore  1.7%
     26,000   Overseas-Chinese Banking Corp., Ltd.                         136,040
     20,896   United Overseas Bank, Ltd.                                   126,154
                                                                    --------------
                                                                           262,194

    See Notes to Financial Statements                                     69

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Spain  3.2%
     11,200   Altadis, SA                                           $      255,715
     18,700   Endesa, SA                                                   224,215
                                                                    --------------
                                                                           479,930
-------------------------------------------------------------------------------------
Sweden  0.9%
      6,900   Sandvik AB                                                   142,602
-------------------------------------------------------------------------------------
Switzerland  7.7%
     13,800   Compagnie Financiere Richemont AG                            229,563
      8,600   Credit Suisse Group                                          184,564
     11,300   Novartis AG                                                  413,132
      7,600   UBS AG(a)                                                    328,152
                                                                    --------------
                                                                         1,155,411
-------------------------------------------------------------------------------------
United Kingdom  30.7%
     21,936   Amersham PLC                                                 169,307
     63,800   Barclays PLC                                                 367,351
     36,700   Boots Co. PLC                                                315,537
     53,100   BP PLC                                                       333,457
     38,240   BT Group PLC                                                 109,069
     38,100   Cadbury Schweppes PLC                                        207,317
     26,800   Diageo PLC                                                   273,595
     31,400   GlaxoSmithKline PLC                                          590,524
     46,100   HSBC Holdings PLC                                            478,203
     19,160   Imperial Tobacco Group PLC                                   292,613
     59,900   Kingfisher PLC                                               189,557
     10,100   Royal Bank of Scotland Group PLC                             222,323
     13,400   Standard Chartered PLC                                       137,458
     54,100   Tesco PLC                                                    147,190
     36,400   Unilever PLC                                                 316,548
    261,900   Vodafone Group PLC                                           469,293
                                                                    --------------
                                                                         4,619,342
                                                                    --------------
              Total long-term investments (cost $16,804,708)            15,059,650
                                                                    --------------

    70                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.1%
-------------------------------------------------------------------------------------
U.S. Government Obligations  1.1%
              United States Treasury Bills,
$        90   1.57% 2/6/03                                          $       89,992
         65   1.19% 3/27/03
               (cost $154,875)                                              64,894
                                                                    --------------
                                                                           154,886
Shares
----------------------------------------------------------------------------------
Mutual Fund
      5,963   Prudential Core Investment Fund--Taxable Money
               Market Series
               (cost $5,963; Note 3)                                         5,963
                                                                    --------------
              Total short-term investments (cost $160,838)                 160,849
                                                                    --------------
              Total Investments  101.0%
               (cost $16,965,546; Note 5)                               15,220,499
              Liabilities in excess of other assets  (1.0%)               (155,431)
                                                                    --------------
              Net Assets  100%                                      $   15,065,068
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    See Notes to Financial Statements                                     71

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of January 31, 2003 was as follows:

Banks.....................................................................   20.0%
Telecommunications........................................................   13.5
Oil & Gas Exploration & Production........................................   12.0
Food & Beverage...........................................................    8.4
Pharmaceuticals...........................................................    6.7
Automobiles...............................................................    4.8
Financial Services........................................................    4.4
Building & Construction...................................................    4.3
Utilities.................................................................    3.5
Transportation............................................................    3.4
Diversified Industries....................................................    3.3
Retail....................................................................    3.1
Medical Products..........................................................    2.6
Mining....................................................................    2.2
Insurance.................................................................    2.1
Office Equipment & Supplies...............................................    1.9
Tobacco...................................................................    1.7
Consumer Products.........................................................    1.3
U.S. Government Securities................................................    1.1
Electronics...............................................................    0.7
                                                                            -----
                                                                            101.0
Liabilities in excess of other assets.....................................   (1.0)
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    72                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited)

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  72.2%
CORPORATE BONDS  12.2%
-----------------------------------------------------------------------------------
Airlines  0.6%
                                 American Airlines, Inc.,
Baa2             $    428        6.978%, 4/1/11                           $       409,852
                                 United Air Lines,
Baa3                  449        6.071%, 3/1/13                                   368,119
Caa2                  300        9.21%, 1/21/17                                    73,143
                                                                          ---------------
                                                                                  851,114
-----------------------------------------------------------------------------------
Automobiles  0.3%
                                 Ford Motor Co.,
Baa1                  500        7.45%, 7/16/31                                   423,105
-----------------------------------------------------------------------------------
Cable TV  0.4%
                                 Comcast Cable,
Baa3                  500        6.50%, 1/15/15                                   501,292
-----------------------------------------------------------------------------------
Commercial Services  0.5%
                                 Cox Enterprises, Inc., F.R.N.,
Baa1                  600        2.61%, 5/1/33                                    597,670
-----------------------------------------------------------------------------------
Financial Services  5.1%
                                 Bear Stearns Cos., Inc., F.R.N.,
A2                    400        1.95%, 11/30/04                                  401,594
                                 CIT Group, Inc., F.R.N., M.T.N.,
A2                    500        2.93%, 3/1/04                                    501,073
                                 Ford Motor Credit Corp.,
A3                    500        1.70%, 6/2/03, F.R.N., M.T.N.,                   497,500
A3                  1,200        2.22%, 3/8/04, F.R.N., M.T.N.,                 1,168,500
A3                    500        6.75%, 5/15/05                                   509,229
                                 General Motors Acceptance Corp.,
A2                  1,000        6.875%, 9/15/11                                  973,814
A2                    500        8.00%, 11/1/31                                   494,633
A2                    500        F.R.N., M.T.N., 2.02%, 8/04/03                   498,125
                                 General Motors Nova Scotia Finance
                                    Co.,
A3                  1,000        6.85%, 10/15/08                                1,017,400

    See Notes to Financial Statements                                     73

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
                                 Qwest Capital Funding, Inc.,
Caa2             $    600        7.00%, 8/3/09                            $       439,500
Caa2                  200        7.25%, 2/15/11                                   145,500
                                                                          ---------------
                                                                                6,646,868
-----------------------------------------------------------------------------------
Media  0.2%
                                 AOL Time Warner, Inc.,
Baa1                  250        7.625%, 4/15/31                                  259,004
-----------------------------------------------------------------------------------
Oil & Gas  2.0%
                                 El Paso Corp., M.T.N.,
Caa1                1,200        7.75%, 1/15/32                                   816,000
                                 Pemex Project Funding Master Trust,
Baa1                  500        8.00%, 11/15/11                                  528,125
Baa1                  250        9.125%, 10/13/10                                 282,500
                                 Williams Companies, Inc.,
Caa1                  500        7.125%, 9/1/11                                   380,000
Caa1                  250        Ser. A, 7.50%, 1/15/31                           173,750
Caa1                  500        Ser. A, 8.75%, 3/15/32                           375,000
                                                                          ---------------
                                                                                2,555,375
-----------------------------------------------------------------------------------
Telecommunications  3.1%
                                 AT&T Corp.,
Baa2                  500        7.80%, 11/15/11                                  536,733
Baa2                  250        8.50%, 11/15/31                                  263,939
                                 France Telecom SA,
Baa3                  100        9.25%, 3/1/11                                    114,698
Baa3                  500        10.00%, 3/1/31                                   607,843
                                 Quest Corp.,
Ba3                   600        8.875%, 3/15/12                                  621,000
                                 Sprint Capital Corp.,
Baa3                2,000        6.00%, 1/15/07                                 1,830,000
                                                                          ---------------
                                                                                3,974,213
                                                                          ---------------
                                 Total corporate bonds                         15,808,641
                                                                          ---------------

    74                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES  3.3%
                                 Advanta Mortgage Loan Trust, Ser.
                                    1999-4, F.R.N.,
Aaa              $     86        1.71%, 11/25/29                          $        85,863
                                 Amortizing Residential Collateral
                                    Trust,
                                    Ser. 2000-BC3, Class A2, F.R.N.,
Aaa                    67        1.60%, 9/25/30                                    66,554
                                 Bear Stearns Adjustable Rate Mortgage
                                    Trust, Ser. 2002-11 Class A1,
                                    F.R.N.,
Aaa                 1,482        5.68%, 2/25/33                                 1,496,472
                                 Chase Funding Mortgage Loan,
                                    Ser. 2000-3, Class IIA1, F.R.N.,
Aaa                    66        1.56%, 10/25/30                                   66,602
                                 GMACCM Mortgage Trust, Ser. 1999-D,
                                    Class A, F.R.N.,
Aaa                   111        2.01%, 9/20/04                                   110,445
                                 Indymac Adjustable Rate Mortgage
                                    Trust,
                                    Ser. 2001-H2, Class A1,
Aaa                   199        6.53%, 1/25/32                                   202,813
                                 Limestone Electron Trust,
Caa1                  300        8.625%, 3/15/03                                  296,052
                                 Norwest Asset Securities Corp.,
                                    Ser. 1998-23, Class A13,
AAA(d)                475        6.75%, 10/25/28                                  490,481
                                 PNC Mortgage Securites Corp.,
                                    Ser. 2000-8, Class 4A1, F.R.N.,
AAA(d)                 34        1.79%, 12/25/30                                   33,581
                                 Ser. 1998-10, Class 1A8,
AAA(d)                 78        6.5%, 12/25/28                                    78,938
                                 Residential Asset Securitization
                                    Trust,
                                    Ser. 1999-A8, Class NB1,
AAA(d)                168        7.875%, 1/25/30                                  173,029
                                 Salomon Brothers Mortgage Securities,
                                    Ser. 2000-BOA1, Class A,
Aaa                     4        7.61%, 8/25/30                                     4,467

    See Notes to Financial Statements                                     75

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
                                 Washington Mutual Mortgage Loan Trust,
                                    Ser. 2003-AR1, Class 2A,
Aaa              $    500        5.462%, 1/31/33                          $       507,825
Aaa                   500        5.46%, 2/25/33                                   509,531
                                 Ser. 2001-1, Class A,
Aaa                   104        4.29%, 1/25/41                                   103,963
                                                                          ---------------
                                 Total asset backed securities                  4,226,616
                                                                          ---------------
MUNICIPALS  3.1%
                                 Adams Cnty, Penn.,
Aaa                 1,000        4.75%, 11/15/28                                  978,110
                                 Chicago, M.B.I.A., Ser. A,
Aaa                   500        5.00%, 1/1/41                                    494,110
                                 Georgia St. Road & Thrwy. Auth. Rev.,
Aaa                   400        5.00%, 3/1/21                                    412,644
                                 Golden St. Tobacco Securitization,
                                    California
                                    Tobacco Settlement Rev.,
A1                    500        6.25%, 6/01/33                                   478,765
                                 Houston Ind. Sch. Dist.,
Aaa                   300        4.75%, 2/15/26                                   291,804
                                 Massachusetts St. Wtr. Res. Auth.,
Aaa                   500        5.00%, 8/01/32                                   500,745
                                 South Carolina St. Hwy., Ser. B,
Aaa                   800        5.00%, 4/1/17                                    843,208
                                                                          ---------------
                                 Total municipals                               3,999,386
                                                                          ---------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES  25.4%
                                 Federal Home Loan Mortgage Corp.,
                    1,000        6.50%, TBA(a)(b)                               1,055,625
                                 Federal National Mortgage Assn.,
                       75        1.71%, 10/18/30, F.R.N.                           75,155
                      338        4.188%, 5/1/36, F.R.N.                           344,128
                    1,750        5.50%, TBA(a)(b)                               1,810,156
                    2,011        5.50%, 7/25/29                                 2,044,391
                      692        5.936%, 11/1/11                                  751,817
                      269        6.00%, 12/25/28                                  275,635
                    1,154        6.50%, 7/25/31-12/25/42                        1,194,465

    76                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
                                 Government National Mortgage Assn.,
                 $     58        1.74%, 9/20/30, F.R.N.                   $        58,225
                       86        1.79%, 10/16/30, F.R.N.                           85,752
                      190        5.50%, 11/20/29, F.R.N.                          195,232
                    5,000        6.00%, TBA(a)(b)                               5,196,875
                   15,591        6.50%, 1/15/29-8/15/32                        16,381,469
                      572        7.00%, 9/20/31                                   603,625
                    2,500        7.00%, TBA(a)(b)                               2,653,905
                       56        8.00%, 8/20/31                                    60,470
                       46        8.50%, 6/15/30                                    50,357
                                                                          ---------------
                                 Total U.S. government agency mortgage
                                    backed securities                          32,837,282
                                                                          ---------------
U.S. GOVERNMENT SECURITIES  18.7%
                                 United States Treasury Bond Strips,
                    2,000        Zero Coupon, 5/15/16                           1,050,024
                    6,000        Zero Coupon, 2/15/22                           2,168,172
                                 United States Treasury Bonds,
                      100        6.00%, 2/15/26                                   113,602
                      750        8.75%, 5/15/17                                 1,075,195
                    1,900        8.875%, 8/15/17                                2,752,551
                    2,750        10.625%, 8/15/15                               4,396,348
                                 United States Treasury Note,
                      300        7.00%, 7/15/06                                   344,848
                                 United States Treasury Inflation
                                    Notes,
                    4,994        3.50%, 1/15/11                                 5,514,807
                    5,603        3.625%, 1/15/08                                6,161,002
                      560        3.625%, 4/15/28                                  654,837
                                                                          ---------------
                                 Total U.S. government securities              24,231,386
                                                                          ---------------

    See Notes to Financial Statements                                     77

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  9.5%
                                 Brazilian Government Bonds,
B2               $  1,724        8.00%, 4/15/14                           $     1,182,646
B2                    300        11.00%, 8/17/40                                  195,750
                                 German Government Bonds,
Aaa                 6,300(c)     5.00%, 7/4/11                                  7,271,320
Aaa                 1,000(c)     6.00%, 1/4/07                                  1,183,612
                                 Republic of Panama,
Ba1                   500        8.25%, 4/22/08                                   517,500
Ba1                   400        8.875%, 9/30/27                                  405,000
BB                    450        9.375%, 7/31/12                                  482,625
                                 United Mexican States,
Baa2                  250        6.25%, 12/31/19                                  247,500
Baa2                  550        7.50%, 1/14/12                                   579,837
Baa2                  280        9.75%, 4/6/05                                    322,140
                                                                          ---------------
                                 Total foreign government obligations          12,387,930
                                                                          ---------------
                                 Total long-term investments
                                    (cost $92,334,821)                         93,491,241
                                                                          ---------------
SHORT-TERM INVESTMENTS  40.3%
COMMERCIAL PAPER  29.4%
                                 CDC,
P-1                 1,800        1.32%, 3/6/03                                  1,797,822
                                 Danske Corp.,
P-1                 2,300        1.27%, 4/15/03                                 2,294,077
P-1                 2,400        1.32%, 2/26/03                                 2,397,792
P-1                 1,200        1.32%, 3/5/03                                  1,198,587
                                 Eksportfinans ASA,
P-1                 4,800        1.27%, 4/02/03                                 4,789,840
P-1                   700        1.30%, 3/05/03                                   699,286
                                 Glaxo Wellcome PLC,
P-1                 2,500        1.32%, 2/24/03                                 2,497,875

    78                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
                                 HBOS Treasury Services,
P-1              $  2,300        1.33%, 2/12/03                           $     2,299,069
P-1                 1,900        1.37%, 3/27/03                                 1,894,956
P-1                 2,200        1.77%, 2/11/03                                 2,199,187
                                 Lloyds Bank PLC,
P-1                 5,100        1.31%, 3/19/03                                 5,091,496
                                 National Australia Bank,
P-1                 5,900        1.25%, 3/3/03                                  5,893,854
                                 Svenska Handelsbanken, F.R.N.,
NR                    500        1.30%, 3/6/03                                    499,404
                                 UBS Finance (Delaware) LLC,
P-1                   500        1.28%, 4/9/03                                    498,885
P-1                 3,500        1.32%, 2/19/03                                 3,497,690
P-1                   500        1.33%, 3/4/03                                    499,427
                                                                          ---------------
                                 Total commercial paper                        38,049,247
                                                                          ---------------
CORPORATE BONDS  1.9%
-----------------------------------------------------------------------------------
Automobiles  1.6%
                                 Daimler Chrysler,
A3                  2,000        7.125%, 4/10/03                                2,014,358
-----------------------------------------------------------------------------------
Communications  0.3%
                                 TCI Communications, Inc.,
Baa3                  400        6.375%, 5/1/03                                   400,012
                                                                          ---------------
                                 Total corporate bonds                          2,414,370
                                                                          ---------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES  8.8%
                                 Federal Home Loan Bank,
P-1                 3,200        1.27%, 3/19/03                                 3,195,462
                                 Federal Home Loan Mortgage Corp.,
P-1                 8,000        1.24%, 2/28/03                                 7,993,552
                                 Federal National Mortgage Assn.,
P-1                   230        1.24%, 2/12/03(e)                                230,000
                                                                          ---------------
                                 Total U.S. government agency mortgage
                                    backed securities                          11,419,014
                                                                          ---------------

    See Notes to Financial Statements                                     79

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  0.2%
                                 United States Treasury Bills,
                 $    285        1.52%, 2/13/03(e)                        $       284,909
                       60        1.52%, 2/20/03(e)                                 59,968
                                                                          ---------------
                                 Total U.S. government securities                 344,877
                                                                          ---------------

OUTSTANDING OPTIONS PURCHASED
Contracts
Put Options
         20   Euro Futures, expiring 3/17/03 @ $95                              100
                                                                    ---------------
              Total short-term investments
               (cost $52,224,429)                                        52,227,608
                                                                    ---------------
              Total Investments, Before Outstanding Options
               Written  112.5%
               (cost $144,559,250; Note 5)                              145,718,849
                                                                    ---------------
OUTSTANDING OPTIONS WRITTEN
Call Options
         70   United States Treasury Notes, expiring 2/22/03 @
               $116                                                         (10,938)
          8   United States Treasury Notes, expiring 3/15/03 @
               $117                                                            (375)
         17   United States Treasury Notes, expiring 3/31/03 @
               $116                                                         (12,484)
  1,400,000   Swap Option 3 month LIBOR, expiring 12/7/03 @ 5.5%            (16,097)
         37   Euribor, expiring 12/15/03 @ $97.25                           (15,887)
                                                                    ---------------
              Total outstanding options written
               (premiums received $98,162)                                  (55,781)
                                                                    ---------------
              Total Investments, Net of Outstanding Options
               Written  112.5%
               (cost $144,461,088)                                      145,663,068
              Other liabilities in excess of other
               assets  (12.5%)                                          (16,181,603)
                                                                    ---------------
              Net Assets  100%                                      $   129,481,465
                                                                    ---------------
                                                                    ---------------

    80                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of January 31, 2003 (Unaudited) Cont'd.

(a) Non-income producing security.
(b) TBA--Securities purchased on a forward commitment basis.
(c) Denominated in Euros.
(d) Standard & Poor's rating.
(e) All or portion amount of security is segregated as initial margin for financial futures transactions.
F.R.N.--Floating Rate Note.
M.B.I.A.--Municipal Bond Insurance Corporation.
M.T.N.--Medium-Term Note.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     81

Strategic Partners Style Specific Funds
      Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $129,770,706)                           $ 92,949,904
Receivable for investments sold                                          494,152
Dividends and interest receivable                                         73,178
Receivable for Fund shares sold                                           59,334
Cash                                                                         941
                                                                 ------------------
      Total assets                                                    93,577,509
                                                                 ------------------
LIABILITIES
Payable for Fund shares reacquired                                       405,019
Accrued expenses and other liabilities                                   252,949
Payable for investments purchased                                        227,530
Distribution fee payable                                                  71,798
Management fee payable                                                    59,030
Deferred trustee's fees                                                    4,384
                                                                 ------------------
      Total liabilities                                                1,020,710
                                                                 ------------------
NET ASSETS                                                          $ 92,556,799
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     18,075
   Paid-in capital, in excess of par                                 216,138,008
                                                                 ------------------
                                                                     216,156,083
   Accumulated net investment loss                                      (586,027)
   Accumulated net realized loss on investments                      (86,192,455)
   Net unrealized depreciation on investments                        (36,820,802)
                                                                 ------------------
Net assets, January 31, 2003                                        $ 92,556,799
                                                                 ------------------
                                                                 ------------------

    82                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    18,474,398
   Shares of beneficial interest issued and outstanding                   3,537,821
   Net asset value and redemption price per share                             $5.22
   Maximum sales charge (5% of offering price)                                  .27
                                                                 ------------------
   Maximum offering price to public                                           $5.49
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    28,205,290
   Shares of beneficial interest issued and outstanding                   5,534,504
   Net asset value, offering price and redemption price per
      share                                                                   $5.10
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    45,877,111
   Shares of beneficial interest issued and outstanding                   9,002,248
   Net asset value and redemption price per share                             $5.10
   Sales charge (1% of offering price)                                          .05
                                                                 ------------------
   Offering price to public                                                   $5.15
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     83

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $46,775,612)                            $ 43,111,598
Receivable for investments sold                                          546,329
Dividends and interest receivable                                         53,461
Receivable for Fund shares sold                                           40,250
Other assets                                                              21,114
                                                                 ------------------
      Total assets                                                    43,772,752
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        820,969
Payable for Fund shares reacquired                                       185,328
Accrued expenses                                                         106,902
Distribution fee payable                                                  32,722
Payable to custodian                                                      26,137
Management fee payable                                                     8,838
Deferred trustees' fees                                                    2,572
                                                                 ------------------
      Total liabilities                                                1,183,468
                                                                 ------------------
NET ASSETS                                                          $ 42,589,284
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      4,975
   Paid-in capital, in excess of par                                  50,350,853
                                                                 ------------------
                                                                      50,355,828
   Accumulated net investment income                                      70,165
   Accumulated net realized loss on investments                       (4,172,695)
   Net unrealized depreciation on investments                         (3,664,014)
                                                                 ------------------
Net assets, January 31, 2003                                        $ 42,589,284
                                                                 ------------------
                                                                 ------------------

    84                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  8,562,190
   Shares of beneficial interest issued and outstanding                  988,827
   Net asset value and redemption price per share                          $8.66
   Maximum sales charge (5% of offering price)                               .46
                                                                 ------------------
   Maximum offering price to public                                        $9.12
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 17,243,980
   Shares of beneficial interest issued and outstanding                2,020,218
   Net asset value, offering price and redemption price per
      share                                                                $8.54
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 16,783,114
   Shares of beneficial interest issued and outstanding                1,966,440
   Net asset value and redemption price per share                          $8.53
   Sales charge (1% of offering price)                                       .09
                                                                 ------------------
   Offering price to public                                                $8.62
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     85

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $17,225,415)                            $ 14,311,824
Receivable for investments sold                                          561,140
Receivable for Fund shares sold                                           19,086
Due from manager                                                           8,986
Dividends and interest receivable                                            674
Deferred expenses and other assets                                           204
                                                                 ------------------
      Total assets                                                    14,901,914
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        238,564
Accrued expenses and other liabilities                                    22,917
Payable for Fund shares reacquired                                        22,235
Distribution fee payable                                                  10,663
Payable to custodian                                                       7,067
Deferred trustees' fees                                                    2,420
                                                                 ------------------
      Total liabilities                                                  303,866
                                                                 ------------------
NET ASSETS                                                          $ 14,598,048
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,727
   Paid-in capital, in excess of par                                  27,548,531
                                                                 ------------------
                                                                      27,551,258
   Accumulated net investment loss                                      (166,461)
   Accumulated net realized loss on investments                       (9,873,158)
   Net unrealized depreciation on investments                         (2,913,591)
                                                                 ------------------
Net assets, January 31, 2003                                        $ 14,598,048
                                                                 ------------------
                                                                 ------------------

    86                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  3,668,920
   Shares of beneficial interest issued and outstanding                  671,950
   Net asset value and redemption price per share                          $5.46
   Maximum sales charge (5% of offering price)                               .29
                                                                 ------------------
   Maximum offering price to public                                        $5.75
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  5,365,103
   Shares of beneficial interest issued and outstanding                1,008,904
   Net asset value, offering price and redemption price per
      share                                                                $5.32
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  5,564,025
   Shares of beneficial interest issued and outstanding                1,046,313
   Net asset value and redemption price per share                          $5.32
   Sales charge (1% of offering price)                                       .05
                                                                 ------------------
   Offering price to public                                                $5.37
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     87

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $42,023,858)                            $ 38,376,008
Cash                                                                       3,158
Receivable for investments sold                                           72,795
Receivable for Fund shares sold                                           42,093
Dividends and interest receivable                                         17,232
Prepaid expenses                                                             332
                                                                 ------------------
      Total assets                                                    38,511,618
                                                                 ------------------
LIABILITIES
Payable for Fund shares reacquired                                       231,381
Payable for investments purchased                                         34,825
Accrued expenses and other liabilities                                    31,312
Distribution fee payable                                                  28,548
Management fee payable                                                    23,977
Deferred trustees' fees                                                    2,563
                                                                 ------------------
      Total liabilities                                                  352,606
                                                                 ------------------
NET ASSETS                                                          $ 38,159,012
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      3,906
   Paid-in capital, in excess of par                                  45,567,013
                                                                 ------------------
                                                                      45,570,919
   Accumulated net investment loss                                      (237,420)
   Accumulated net realized loss on investments                       (3,526,637)
   Net unrealized depreciation on investments                         (3,647,850)
                                                                 ------------------
Net assets, January 31, 2003                                        $ 38,159,012
                                                                 ------------------
                                                                 ------------------

    88                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  8,593,698
   Shares of beneficial interest issued and outstanding                  859,950
   Net asset value and redemption price per share                          $9.99
   Maximum sales charge (5% of offering price)                               .53
                                                                 ------------------
   Maximum offering price to public                                       $10.52
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 14,451,693
   Shares of beneficial interest issued and outstanding                1,489,117
   Net asset value, offering price and redemption price per
      share                                                                $9.70
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 15,113,621
   Shares of beneficial interest issued and outstanding                1,557,368
   Net asset value and redemption price per share                          $9.70
   Sales charge (1% of offering price)                                       .10
                                                                 ------------------
   Offering price to public                                                $9.80
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     89

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $16,965,546)                            $ 15,220,499
Foreign currency, at value (cost $11,312)                                 16,142
Receivable for investments sold                                          155,304
Receivable for foreign tax reclaim                                        27,609
Receivable for Fund shares sold                                           18,140
Dividends and interest receivable                                         16,813
Due from manager                                                          15,100
                                                                 ------------------
      Total assets                                                    15,469,607
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        233,068
Accrued expenses and other liabilities                                   124,394
Payable for Fund shares reacquired                                        33,817
Distribution fee payable                                                  10,957
Deferred trustees' fees                                                    2,303
                                                                 ------------------
      Total liabilities                                                  404,539
                                                                 ------------------
NET ASSETS                                                          $ 15,065,068
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,562
   Paid-in capital, in excess of par                                  24,407,259
                                                                 ------------------
                                                                      24,409,821
   Accumulated net investment loss                                      (107,457)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (7,501,869)
   Net unrealized depreciation on investments
      and foreign currencies                                          (1,735,427)
                                                                 ------------------
Net assets, January 31, 2003                                        $ 15,065,068
                                                                 ------------------
                                                                 ------------------

    90                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003  (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  3,768,637
   Shares of beneficial interest issued and outstanding                  629,670
   Net asset value and redemption price per share                          $5.99
   Maximum sales charge (5% of offering price)                               .32
                                                                 ------------------
   Maximum offering price to public                                        $6.31
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  4,768,761
   Shares of beneficial interest issued and outstanding                  815,676
   Net asset value, offering price and redemption price per
      share                                                                $5.85
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  6,527,670
   Shares of beneficial interest issued and outstanding                1,116,583
   Net asset value and redemption price per share                          $5.85
   Sales charge (1% of offering price)                                       .06
                                                                 ------------------
   Offering price to public                                                $5.91
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     91

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $144,559,250)                           $145,718,849
Foreign currency at value (cost $6,662,192)                            6,657,955
Cash                                                                     536,670
Receivable for investments sold                                       17,424,736
Interest receivable                                                    1,037,132
Receivable for Fund shares sold                                          577,187
Interest receivable on swap agreements                                   116,636
Premium for interest rate swaps purchased                                 72,094
Unrealized appreciation on interest rate swaps                            61,134
                                                                 ------------------
      Total assets                                                   172,202,393
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                     40,588,858
Unrealized depreciation on forward currency contracts                    444,736
Payable for Fund shares reacquired                                       421,885
Unrealized depreciation on interest rate swaps                           394,683
Premium for interest rate swaps written                                  372,026
Dividends payable                                                         93,720
Interest payable on swap agreements                                       88,143
Accrued expenses and other liabilities                                    80,237
Distribution fee payable                                                  71,565
Due to broker - variation margin                                          58,359
Outstanding options written (premium received $98,162)                    55,781
Management fee payable                                                    48,230
Deferred trustees' fees                                                    2,705
                                                                 ------------------
      Total liabilities                                               42,720,928
                                                                 ------------------
NET ASSETS                                                          $129,481,465
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     12,177
   Paid-in capital, in excess of par                                 125,368,642
                                                                 ------------------
                                                                     125,380,819
   Accumulated net investment loss                                      (196,978)
   Accumulated net realized gain on investments and foreign
      currency transactions                                            3,477,182
   Net unrealized appreciation on investments and foreign
      currencies                                                         820,442
                                                                 ------------------
Net assets, January 31, 2003                                        $129,481,465
                                                                 ------------------
                                                                 ------------------

    92                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
-----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 22,423,126
   Shares of beneficial interest issued and outstanding                2,108,879
   Net asset value and redemption price per share                         $10.63
   Maximum sales charge (4% of offering price)                               .44
                                                                 ------------------
   Maximum offering price to public                                       $11.07
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 62,496,870
   Shares of beneficial interest issued and outstanding                5,877,624
   Net asset value, offering price and redemption price per
      share                                                               $10.63
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 44,561,469
   Shares of beneficial interest issued and outstanding                4,190,577
   Net asset value and redemption price per share                         $10.63
   Sales charge (1% of offering price)                                       .11
                                                                 ------------------
   Offering price to public                                               $10.74
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     93

Strategic Partners Style Specific Funds
Statement of Operations Six Months Ended January 31, 2003 (Unaudited)

                                                                 Strategic Partners
                                                                 ------------------
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends                                                        $    443,099
   Interest                                                               10,931
   Less: Foreign withholding taxes                                            --
                                                                 ------------------
      Total income                                                       454,030
                                                                 ------------------
Expenses
   Management fee                                                        352,998
   Distribution fee--Class A                                              23,933
   Distribution fee--Class B                                             156,836
   Distribution fee--Class C                                             251,715
   Transfer agent's fees and expenses                                    136,000
   Custodian's fees and expenses                                          58,000
   Reports to shareholders                                                25,000
   Legal fees and expenses                                                10,000
   Registration fees                                                       8,000
   Audit fee                                                               8,000
   Trustees' fees                                                          8,000
   Miscellaneous                                                           1,575
                                                                 ------------------
      Total expenses                                                   1,040,057
   Less: Expense subsidy                                                      --
                                                                 ------------------
       Net expenses                                                    1,040,057
                                                                 ------------------
Net investment income (loss)                                            (586,027)
                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (12,259,487)
   Foreign currency transactions                                              --
   Futures                                                                    --
   Options written                                                            --
   Swaps                                                                      --
                                                                 ------------------
                                                                     (12,259,487)
                                                                 ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         4,033,442
   Foreign currencies                                                         --
   Futures                                                                    --
   Options written                                                            --
   Swaps                                                                      --
                                                                 ------------------
                                                                       4,033,442
                                                                 ------------------
Net gain (loss)                                                       (8,226,045)
                                                                 ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                          $ (8,812,072)
                                                                 ------------------
                                                                 ------------------

    94                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
Statement of Operations Six Months Ended January 31, 2003 (Unaudited) Cont'd.

                                  Strategic Partners
---------------------------------------------------------------------------------------------
    Large              Small              Small
Capitalization     Capitalization     Capitalization     International     Total Return
  Value Fund        Growth Fund         Value Fund        Equity Fund       Bond Fund
---------------------------------------------------------------------------------------------
 $     554,498      $       7,591      $     249,300      $    121,054      $        --
         2,228             12,336                363             2,844        2,770,739
          (227)                --                 --           (14,003)          (6,468)
--------------     --------------     --------------     -------------     ------------
       556,499             19,927            249,663           109,895        2,764,271
--------------     --------------     --------------     -------------     ------------
       154,258             54,519            141,585            61,966          309,082
        10,648              4,578             11,246             4,522           27,538
        89,759             29,173             76,253            25,633          219,759
        88,016             30,399             81,031            33,773          161,251
        46,000             32,000             50,000            24,000           81,000
        80,000             75,000             68,000            84,000           41,000
        23,000             10,000             15,000            13,000           26,000
         6,000              5,000             13,000             4,000            8,000
        17,000             16,000             18,000            17,000           15,000
         8,000              8,000              8,000            13,000           13,000
         6,000              4,000              4,000             6,000            6,000
         1,388                969                968               166              471
--------------     --------------     --------------     -------------     ------------
       530,069            269,638            487,083           287,060          908,101
       (44,137)           (83,250)                --           (87,514)          (5,592)
--------------     --------------     --------------     -------------     ------------
       485,932            186,388            487,083           199,546          902,509
--------------     --------------     --------------     -------------     ------------
        70,567           (166,461)          (237,420)          (89,651)       1,861,762
--------------     --------------     --------------     -------------     ------------
    (2,692,861)        (3,697,419)        (3,414,252)       (1,701,312)       4,029,235
            --                 --                 --           183,510          835,367
            --                 --                 --                --          (63,718)
            --                 --                 --                --           85,836
            --                 --                 --                --           64,780
--------------     --------------     --------------     -------------     ------------
    (2,692,861)        (3,697,419)        (3,414,252)       (1,517,802)       4,951,500
--------------     --------------     --------------     -------------     ------------
       174,481          2,284,656          2,428,630           360,745        2,010,307
            --                 --                 --            14,330         (544,419)
            --                 --                 --                --          223,183
            --                 --                 --                --         (120,401)
            --                 --                 --                --         (366,133)
--------------     --------------     --------------     -------------     ------------
       174,481          2,284,656          2,428,630           375,075        1,202,537
--------------     --------------     --------------     -------------     ------------
    (2,518,380)        (1,412,763)          (985,622)       (1,142,727)       6,154,037
--------------     --------------     --------------     -------------     ------------
 $  (2,447,813)     $  (1,579,224)     $  (1,223,042)     $ (1,232,378)     $ 8,015,799
--------------     --------------     --------------     -------------     ------------
--------------     --------------     --------------     -------------     ------------

    See Notes to Financial Statements                                     95

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited)

                                                          Strategic Partners
                                                   Large Capitalization Growth Fund
                                                 -------------------------------------
                                                    Six Months              Year
                                                      Ended                Ended
                                                 January 31, 2003      July 31, 2002
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                    $   (586,027)        $ (1,958,846)
   Net realized gain (loss) on investments
      and
      foreign currency transactions                 (12,259,487)         (45,778,647)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign
      currencies                                      4,033,442          (10,578,956)
                                                 ----------------     ----------------
   Net increase (decrease) in net assets
      resulting
      from operations                                (8,812,072)         (58,316,449)
                                                 ----------------     ----------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                   --                   --
   Class B                                                   --                   --
   Class C                                                   --                   --
                                                 ----------------     ----------------
      Total dividends from net investment
      income                                                 --                   --
                                                 ----------------     ----------------
   Distributions from net realized gains
   Class A                                                   --                   --
   Class B                                                   --                   --
   Class C                                                   --                   --
                                                 ----------------     ----------------
      Total distributions from net realized
         gains                                               --                   --
                                                 ----------------     ----------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                      7,383,354           22,636,996
   Net asset value of shares to shareholders
      issued
      in reinvestment of dividends and
      distributions                                          --                   --
   Cost of shares reacquired                        (12,519,281)         (48,462,657)
                                                 ----------------     ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (5,135,927)         (25,825,661)
                                                 ----------------     ----------------
      Total increase (decrease)                     (13,947,999)         (84,142,110)
NET ASSETS
Beginning of period                                 106,504,798          190,646,908
                                                 ----------------     ----------------
End of period(a)                                   $ 92,556,799         $106,504,798
                                                 ----------------     ----------------
                                                 ----------------     ----------------
------------------------------
(a) Includes undistributed net investment
income of:                                         $         --         $         --
                                                 ----------------     ----------------

    96                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited) Cont'd.

         Strategic Partners                        Strategic Partners
   Large Capitalization Value Fund          Small Capitalization Growth Fund
-------------------------------------     -------------------------------------
   Six Months              Year              Six Months              Year
     Ended                Ended                Ended                Ended
January 31, 2003      July 31, 2002       January 31, 2003      July 31, 2002
-------------------------------------------------------------------------------------
  $     70,567         $     23,047         $   (166,461)        $   (439,133)
              )
    (2,692,861           (1,169,684)          (3,697,419)          (4,137,054)
       174,481           (8,142,846)           2,284,656           (4,497,576)
----------------     ----------------     ----------------     ----------------
              )
    (2,447,813           (9,289,483)          (1,579,224)          (9,073,763)
----------------     ----------------     ----------------     ----------------
       (17,498)                  --                   --                   --
            --                   --                   --                   --
            --                   --                   --                   --
----------------     ----------------     ----------------     ----------------
       (17,498)                  --                   --                   --
----------------     ----------------     ----------------     ----------------
            --             (103,149)                  --                   --
            --             (232,014)                  --                   --
            --             (191,762)                  --                   --
----------------     ----------------     ----------------     ----------------
            --             (526,925)                  --                   --
----------------     ----------------     ----------------     ----------------
     6,201,997           16,789,591            2,498,579            7,173,483
        16,380              506,164                   --                   --
    (6,123,528)         (12,544,843)          (2,502,314)          (4,776,315)
----------------     ----------------     ----------------     ----------------
        94,849            4,750,912               (3,735)           2,397,168
----------------     ----------------     ----------------     ----------------
    (2,370,462)          (5,065,496)          (1,582,959)          (6,676,595)
    44,959,746           50,025,242           16,181,007           22,857,602
----------------     ----------------     ----------------     ----------------
  $ 42,589,284         $ 44,959,746         $ 14,598,048         $ 16,181,007
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
  $     70,165         $     17,096         $         --         $         --
----------------     ----------------     ----------------     ----------------

    See Notes to Financial Statements                                     97

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                          Strategic Partners
                                                    Small Capitalization Value Fund
                                                 -------------------------------------
                                                    Six Months              Year
                                                      Ended                Ended
                                                 January 31, 2003      July 31, 2002
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                    $   (237,420)        $   (460,105)
   Net realized gain (loss) on investments
      and foreign currency transactions              (3,414,252)           5,901,692
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                              2,428,630           (9,482,438)
                                                 ----------------     ----------------
   Net increase (decrease) in net assets
      resulting from operations                      (1,223,042)          (4,040,851)
                                                 ----------------     ----------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                   --                   --
   Class B                                                   --                   --
   Class C                                                   --                   --
                                                 ----------------     ----------------
      Total dividends from net investment
      income                                                 --                   --
                                                 ----------------     ----------------
   Distributions from net realized gains
   Class A                                           (1,089,208)            (527,935)
   Class B                                           (1,871,892)            (930,855)
   Class C                                           (1,989,259)            (644,804)
                                                 ----------------     ----------------
      Total distributions from net realized
         gains                                       (4,950,359)          (2,103,594)
                                                 ----------------     ----------------
Fund share transactions (net of share
   conversions)
   Net proceeds from shares sold                      5,461,064           25,222,548
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   4,781,347            2,013,945
   Cost of shares reacquired                         (7,260,583)          (9,602,225)
                                                 ----------------     ----------------
   Net increase in net assets from Fund share
      transactions                                    2,981,828           17,634,268
                                                 ----------------     ----------------
      Total increase (decrease)                      (3,191,573)          11,489,823
NET ASSETS
Beginning of period                                  41,350,585           29,860,762
                                                 ----------------     ----------------
End of period(a)                                   $ 38,159,012         $ 41,350,585
                                                 ----------------     ----------------
                                                 ----------------     ----------------
------------------------------
(a) Includes undistributed net investment
income of:                                         $         --         $         --
                                                 ----------------     ----------------

    98                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets (Unaudited) Cont'd.

         Strategic Partners                        Strategic Partners
      International Equity Fund                  Total Return Bond Fund
-------------------------------------     -------------------------------------
   Six Months              Year              Six Months              Year
     Ended                Ended                Ended                Ended
January 31, 2003      July 31, 2002       January 31, 2003      July 31, 2002
-------------------------------------------------------------------------------------
  $    (89,651)        $    (99,219)        $  1,861,762         $  2,267,956
              )
    (1,517,802           (4,979,078)           4,951,500            2,362,173
       375,075            1,554,665            1,202,537           (1,237,370)
----------------     ----------------     ----------------     ----------------
              )
    (1,232,378           (3,523,632)           8,015,799            3,392,759
----------------     ----------------     ----------------     ----------------
            --                   --             (399,985)            (597,881)
            --                   --             (920,678)          (1,054,013)
            --                   --             (675,409)            (684,163)
----------------     ----------------     ----------------     ----------------
            --                   --           (1,996,072)          (2,336,057)
----------------     ----------------     ----------------     ----------------
            --                   --             (473,668)            (412,149)
            --                   --           (1,282,600)            (826,845)
            --                   --             (934,677)            (500,825)
----------------     ----------------     ----------------     ----------------
            --                   --           (2,690,945)          (1,739,819)
----------------     ----------------     ----------------     ----------------
     3,112,415            5,982,826           30,610,719           76,176,779
            --                   --            3,800,752            3,551,985
    (2,466,895)          (5,728,868)         (19,807,313)         (22,137,256)
----------------     ----------------     ----------------     ----------------
       645,520              253,958           14,604,158           57,591,508
----------------     ----------------     ----------------     ----------------
      (586,858)          (3,269,674)          17,932,940           56,908,391
    15,651,926           18,921,600          111,548,525           54,640,134
----------------     ----------------     ----------------     ----------------
  $ 15,065,068         $ 15,651,926         $129,481,465         $111,548,525
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
  $         --         $         --         $         --         $         --
----------------     ----------------     ----------------     ----------------

    See Notes to Financial Statements                                     99

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited)

                                                                                  Strategic Partners
                                                                           Large Capitalization Growth Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $   5.68            $  8.45           $ 13.19              $ 10.00
                                                         --------         -------------     -------------          --------
Income (loss) from investment operations
Net investment loss                                          (.02)(d)           (.05)(d)          (.06)                (.06)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.44)             (2.72)            (4.68)                3.25
                                                         --------         -------------     -------------          --------
      Total from investment operations                       (.46)             (2.77)            (4.74)                3.19
                                                         --------         -------------     -------------          --------
Net asset value, end of period                           $   5.22            $  5.68           $  8.45              $ 13.19
                                                         --------         -------------     -------------          --------
                                                         --------         -------------     -------------          --------
TOTAL RETURN(b)                                             (8.10)%           (32.78)%          (35.94)%              31.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 18,475            $19,187           $33,180              $38,227
Average net assets (000)                                 $ 18,990            $27,440           $40,028              $28,788
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(e)                                        1.45%(c)           1.36%             1.34%                1.17%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.20%(c)           1.11%             1.09%                 .92%(c)
   Net investment loss                                       (.56)%(c)          (.65)%            (.60)%               (.62)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                      46%(f)             74%               64%                  39%(f)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f) Not annualized.

    100                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Large Capitalization Growth Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class B
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $   5.56            $  8.34           $ 13.11              $ 10.00
                                                         --------         -------------     -------------          --------
Income (loss) from investment operations
Net investment loss                                          (.04)(d)           (.10)(d)          (.15)                (.12)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.42)             (2.68)            (4.62)                3.23
                                                         --------         -------------     -------------          --------
      Total from investment operations                       (.46)             (2.78)            (4.77)                3.11
                                                         --------         -------------     -------------          --------
Net asset value, end of period                           $   5.10            $  5.56           $  8.34              $ 13.11
                                                         --------         -------------     -------------          --------
                                                         --------         -------------     -------------          --------
TOTAL RETURN(b)                                             (8.27)%           (33.33)%          (36.38)%              31.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 28,205            $33,990           $59,452              $75,819
Average net assets (000)                                 $ 31,112            $48,934           $75,820              $59,151
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                           2.20%(c)           2.11%             2.09%                1.92%
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.20%(c)           1.11%             1.09%                 .92%(c)
   Net investment loss                                      (1.30)%(c)         (1.40)%           (1.35)%              (1.36)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.

    See Notes to Financial Statements                                    101

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Large Capitalization Growth Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $   5.56            $  8.34          $     13.11          $   10.00
                                                         --------         -------------     -------------         ----------
Income (loss) from investment operations
Net investment loss                                          (.04)(d)           (.10)(d)             (.15)              (.12)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.42)             (2.68)               (4.62)              3.23
                                                         --------         -------------     -------------         ----------
      Total from investment operations                       (.46)             (2.78)               (4.77)              3.11
                                                         --------         -------------     -------------         ----------
Net asset value, end of period                           $   5.10            $  5.56          $      8.34          $   13.11
                                                         --------         -------------     -------------         ----------
                                                         --------         -------------     -------------         ----------
TOTAL RETURN(b)                                             (8.27)%           (33.33)%             (36.38)%            31.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 45,877            $53,328          $    98,015          $ 145,187
Average net assets (000)                                 $ 49,933            $78,451          $   129,942          $ 128,884
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                           2.20%(c)           2.11%                2.09%              1.92%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.20%(c)           1.11%                1.09%               .92%(c)
   Net investment loss                                      (1.30)%(c)         (1.40)%              (1.35)%            (1.32)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.

    102                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Large Capitalization Value Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $ 9.13             $ 11.01           $  9.33              $ 10.00
                                                         -------          -------------     -------------           -------
Income from investment operations
Net investment income                                        .02                 .07               .07                  .05
Net realized and unrealized gain (loss) on
   investment transactions                                  (.47)              (1.84)             1.77                 (.69)
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.45)              (1.77)             1.84                 (.64)
                                                         -------          -------------     -------------           -------
Less distributions:
   Dividends from net investment income                     (.02)                 --              (.10)                (.03)
   Distributions from net realized gains                      --                (.11)             (.06)                  --
                                                         -------          -------------     -------------           -------
      Total dividends and distributions                     (.02)               (.11)             (.16)                (.03)
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 8.66             $  9.13           $ 11.01              $  9.33
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (4.94)%            (16.16)%           19.84%               (6.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $8,562             $ 8,503           $10,091              $ 5,162
Average net assets (000)                                  $8,449             $ 9,523           $ 7,565              $ 4,119
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(d)                                       1.60%(c)(e)         1.60%(e)          1.65%(e)             2.36%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.35%(c)(e)         1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income                                     .92%(c)(e)          .66%(e)           .71%(e)              .63%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                     28%(f)              55%               46%                  58%(f)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.80%, 1.68% and 1.84% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been .72%, .58% and .51% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f) Not annualized.

    See Notes to Financial Statements                                    103

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Large Capitalization Value Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class B
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $   9.01            $ 10.96           $  9.28              $ 10.00
                                                         --------         -------------     -------------          --------
Income from investment operations
Net investment income (loss)                                  .01               (.01)               --(d)                --(d)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.48)             (1.83)             1.76                 (.70)
                                                         --------         -------------     -------------          --------
      Total from investment operations                       (.47)             (1.84)             1.76                 (.70)
                                                         --------         -------------     -------------          --------
Less distributions:
   Distributions in excess of net investment
      income                                                   --                 --              (.02)                (.02)
   Distributions from net realized gains                       --               (.11)             (.06)                  --
                                                         --------         -------------     -------------          --------
      Total distributions                                      --               (.11)             (.08)                (.02)
                                                         --------         -------------     -------------          --------
Net asset value, end of period                           $   8.54            $  9.01           $ 10.96              $  9.28
                                                         --------         -------------     -------------          --------
                                                         --------         -------------     -------------          --------
TOTAL RETURN(b)                                             (5.22)%           (16.87)%           19.05%               (7.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 17,244            $18,614           $21,724              $11,418
Average net assets (000)                                 $ 17,806            $21,374           $17,188              $ 8,794
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                           2.35%(c)(e)        2.35%(e)          2.40%(e)             3.11%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.35%(c)(e)        1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income (loss)                               .18%(c)(e)        (.09)%(e)         (.02)%(e)            (.13)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.55%, 2.43% and 2.59% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (.02)%, (.17)% and (.22)% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    104                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Large Capitalization Value Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $   9.01            $ 10.96           $  9.28              $ 10.00
                                                         --------         -------------     -------------          --------
Income from investment operations
Net investment income (loss)                                  .01               (.01)               --(d)                --(d)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.49)             (1.83)             1.76                 (.70)
                                                         --------         -------------     -------------          --------
      Total from investment operations                       (.48)             (1.84)             1.76                 (.70)
                                                         --------         -------------     -------------          --------
Less distributions
   Distributions in excess of net investment
      income                                                   --                 --              (.02)                (.02)
   Distributions from net realized gains                       --               (.11)             (.06)                  --
                                                         --------         -------------     -------------          --------
      Total distributions                                      --               (.11)             (.08)                (.02)
                                                         --------         -------------     -------------          --------
Net asset value, end of period                           $   8.53            $  9.01           $ 10.96              $  9.28
                                                         --------         -------------     -------------          --------
                                                         --------         -------------     -------------          --------
TOTAL RETURN(b)                                             (5.33)%           (16.87)%           19.05%               (7.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 16,783            $17,843           $18,211              $12,845
Average net assets (000)                                 $ 17,460            $18,866           $16,051              $12,693
Ratios to average net assets
   Expenses, including distribution and service
      (12b-1) fees                                           2.35%(c)(e)        2.35%(e)          2.40%(e)             3.11%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.35%(c)(e)        1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income (loss)                               .18%(c)(e)        (.09)%(e)         (.01)%(e)            (.02)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.55%, 2.43% and 2.59% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (.02)%, (.18)% and (.18)% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    105

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Small Capitalization Growth Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                          2001(d)         July 31, 2000(d)
                                                                             2002(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 6.02             $  9.36           $ 12.62              $ 10.00
                                                         -------          -------------     -------------           -------
Income from investment operations
Net investment loss                                         (.04)               (.13)             (.19)                (.20)
Net realized and unrealized gain (loss) on
   investment transactions                                  (.52)              (3.21)            (2.12)                2.82
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.56)              (3.34)            (2.31)                2.62
                                                         -------          -------------     -------------           -------
Less distributions
   Distributions from net realized gains                      --                  --              (.95)                  --
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 5.46             $  6.02           $  9.36              $ 12.62
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (9.30)%            (35.68)%          (18.58)%              26.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $3,669             $ 3,730           $ 5,887              $ 4,667
Average net assets (000)                                  $3,633             $ 5,059           $ 5,109              $ 4,799
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(g)                               1.85%(c)(e)         1.85%(e)          2.15%(e)             2.69%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  1.60%(c)(e)         1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                     (1.56)%(c)(e)       (1.59)%(e)        (1.78)%(e)           (2.10)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                     89%(f)             151%              149%                 112%(f)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.89%, 2.38% and 2.76% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.64)%, (2.12)% and (2.08)% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f) Not annualized.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

    106                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Small Capitalization Growth Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class B
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                          2001(d)         July 31, 2000(d)
                                                                             2002(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 5.88             $  9.22           $ 12.54              $ 10.00
                                                         -------          -------------     -------------           -------
Income from investment operations
Net investment loss                                         (.07)               (.18)             (.27)                (.19)
Net realized and unrealized gain (loss) on
   investment transactions                                  (.49)              (3.16)            (2.10)               (2.73)
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.56)              (3.34)            (2.37)               (2.54)
                                                         -------          -------------     -------------           -------
Less distributions
   Distributions from net realized gains                      --                  --              (.95)                  --
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 5.32             $  5.88           $  9.22              $ 12.54
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (9.52)%            (36.16)%          (19.29)%             (25.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $5,365             $ 6,228           $ 9,199              $ 8,568
Average net assets (000)                                  $5,787             $ 8,093           $ 9,243              $ 5,881
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                  2.60%(c)(e)         2.60%(e)          2.90%(e)             3.44%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  1.60%(c)(e)         1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                     (2.31)%(c)(e)       (2.34)%(e)        (2.52)%(e)           (2.94)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.64%, 3.13% and 3.17% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (3.38)%, (2.87)% and (2.79)% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    107

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Small Capitalization Growth Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                          2001(d)         July 31, 2000(d)
                                                                             2002(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 5.88             $  9.22           $ 12.54              $ 10.00
                                                         -------          -------------     -------------           -------
Income from investment operations
Net investment loss                                         (.07)               (.18)             (.27)                (.23)
Net realized and unrealized gain (loss) on
   investment transactions                                  (.49)              (3.16)            (2.10)               (2.77)
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.56)              (3.34)            (2.37)               (2.54)
                                                         -------          -------------     -------------           -------
Less distributions
   Distributions from net realized gains                      --                  --              (.95)                  --
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 5.32             $  5.88           $  9.22              $ 12.54
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (9.52)%            (36.16)%          (19.29)%             (25.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $5,564             $ 6,222           $ 7,772              $ 7,659
Average net assets (000)                                  $6,030             $ 7,253           $ 7,782              $ 6,468
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                  2.60%(c)(e)         2.60%(e)          2.90%(e)             3.44%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  1.60%(c)(e)         1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                     (2.31)%(c)(e)       (2.34)%(e)        (2.52)%(e)           (2.94)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.64%, 3.13% and 3.17% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (3.38)%, (2.87)% and (2.78)% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    108                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Small Capitalization Value Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $11.71             $ 13.18           $ 11.08              $ 10.00
                                                         -------          -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                         (.03)               (.09)(d)          (.02)                (.11)(d)
Net realized and unrealized gain (loss) on
   investment transactions                                  (.26)               (.51)             2.49                 1.19
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.29)               (.60)             2.47                 1.08
                                                         -------          -------------     -------------           -------
Less distributions:
Distributions from net realized gains                      (1.43)               (.87)             (.37)                  --
                                                         -------          -------------     -------------           -------
      Total distributions                                  (1.43)               (.87)             (.37)                  --
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 9.99             $ 11.71           $ 13.18              $ 11.08
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (2.48)%             (4.80)%           22.90%               10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $8,594             $ 8,637           $ 7,986              $ 3,863
Average net assets (000)                                  $8,923             $ 8,818           $ 5,582              $ 5,083
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(f)                                       1.82%(c)            1.86%             1.80%(e)             3.24%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.57%(c)            1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                      (.59)%(c)           (.66)%            (.16)%(e)           (1.37)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                     31%(g)             142%               54%                  34%(g)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 2.46% and the net investment loss ratio would have been (.82)% for the year ended July 31, 2001.
(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(g) Not annualized.

    See Notes to Financial Statements                                    109

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Small Capitalization Value Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class B
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $  11.46            $ 13.00           $ 11.01              $ 10.00
                                                         --------         -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                          (.07)              (.18)(d)          (.08)                (.16)(d)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.26)              (.49)             2.44                 1.17
                                                         --------         -------------     -------------           -------
      Total from investment operations                       (.33)              (.67)             2.36                 1.01
                                                         --------         -------------     -------------           -------
Less distributions:
Distributions from net realized gains                       (1.43)              (.87)             (.37)                  --
                                                         --------         -------------     -------------           -------
      Total distributions                                   (1.43)              (.87)             (.37)                  --
                                                         --------         -------------     -------------           -------
Net asset value, end of period                           $   9.70            $ 11.46           $ 13.00              $ 11.01
                                                         --------         -------------     -------------           -------
                                                         --------         -------------     -------------           -------
TOTAL RETURN(b)                                             (2.91)%            (5.44)%           22.03%               10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 14,452            $15,818           $12,888              $ 5,379
Average net assets (000)                                 $ 15,126            $15,328           $ 8,432              $ 3,564
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                           2.57%(c)           2.61%             2.55%(e)             3.99%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.57%(c)           1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                      (1.34)%(c)         (1.41)%            (.92)%(e)           (2.20)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the year ended July 31, 2001.

    110                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                           Small Capitalization Value Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        11.46            $ 13.00           $ 11.01              $ 10.00
                                                         --------         -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                          (.07)              (.18)(d)          (.08)                (.17)(d)
Net realized and unrealized gain (loss) on
   investment transactions                                   (.26)              (.49)             2.44                 1.18
                                                         --------         -------------     -------------           -------
      Total from investment operations                       (.33)              (.67)             2.36                 1.01
                                                         --------         -------------     -------------           -------
Less distributions:
Distributions from net realized gains                       (1.43)              (.87)             (.37)                  --
                                                         --------         -------------     -------------           -------
      Total distributions                                   (1.43)              (.87)             (.37)                  --
                                                         --------         -------------     -------------           -------
Net asset value, end of period                           $   9.70            $ 11.46           $ 13.00              $ 11.01
                                                         --------         -------------     -------------           -------
                                                         --------         -------------     -------------           -------
TOTAL RETURN(b)                                             (2.91)%            (5.44)%           22.03%               10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 15,114            $16,896           $ 8,986              $ 4,354
Average net assets (000)                                 $ 16,074            $13,161           $ 6,346              $ 3,776
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                           2.57%(c)           2.61%             2.55%(e)             3.99%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                           1.57%(c)           1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                      (1.34)%(c)         (1.41)%            (.92)%(e)           (2.16)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the year ended July 31, 2001.

    See Notes to Financial Statements                                    111

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                              International Equity Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 6.46             $  7.87           $  9.95              $ 10.00
                                                         -------          -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                         (.03)                 --(d)(e)        (.01)(e)             (.05)(e)
Net realized and unrealized loss on
   investment transactions                                  (.44)              (1.41)            (2.07)                  --(d)
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.47)              (1.41)            (2.08)                (.05)
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 5.99             $  6.46           $  7.87              $  9.95
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (7.43)%            (17.92)%          (20.90)%               (.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $3,769             $ 3,470           $ 4,698              $ 4,689
Average net assets (000)                                  $3,588             $ 3,999           $ 4,634              $ 4,447
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                          2.00%(c)(f)         2.00%(f)          2.00%(f)             2.89%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.75%(c)(f)         1.75%(f)          1.75%(f)             2.64%(c)
   Net investment loss                                      (.60)%(c)(f)        (.03)%(f)         (.09)%(f)            (.74)%(c)
For Classes A, B and C shares:
   Portfolio turnover rate                                    21%(h)              75%               40%                  40%(h)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are based on average shares outstanding during the period.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.13%, 2.85% and 2.76% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (1.75)%, (.88)% and (.90)% for the periods ending January 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(h) Not annualized.

    112                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                              International Equity Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class B
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 6.33             $  7.77           $  9.89              $ 10.00
                                                         -------          -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                         (.04)               (.05)(e)          (.08)(e)             (.11)(e)
Net realized and unrealized loss on
   investment transactions                                  (.44)              (1.39)            (2.04)                  --(d)
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.48)              (1.44)            (2.12)                (.11)
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 5.85             $  6.33           $  7.77              $  9.89
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (7.58)%            (18.53)%          (21.44)%              (1.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $4,769             $ 5,382           $ 6,670              $ 7,020
Average net assets (000)                                  $5,085             $ 6,052           $ 7,089              $ 6,027
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                          2.75%(c)(f)         2.75%(f)          2.75%(f)             3.64%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.75%(c)(f)         1.75%(f)          1.75%(f)             2.64%(c)
   Net investment loss                                      (.66)%(c)(f)        (.77)%(f)         (.90)%(f)           (1.45)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are based on average shares outstanding during the period.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.88%, 3.60% and 3.51% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.44)%, (1.62)% and (1.64)% for the periods ending January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    113

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                              International Equity Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 6.33             $  7.77           $  9.89              $ 10.00
                                                         -------          -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                         (.04)               (.05)(e)          (.08)(e)             (.11)(e)
Net realized and unrealized loss on
   investment transactions                                  (.44)              (1.39)            (2.04)                  --(d)
                                                         -------          -------------     -------------           -------
      Total from investment operations                      (.48)              (1.44)            (2.12)                (.11)
                                                         -------          -------------     -------------           -------
Net asset value, end of period                            $ 5.85             $  6.33           $  7.77              $  9.89
                                                         -------          -------------     -------------           -------
                                                         -------          -------------     -------------           -------
TOTAL RETURN(b)                                            (7.58)%            (18.53)%          (21.44)%              (1.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $6,527             $ 6,800           $ 7,554              $ 8,955
Average net assets (000)                                  $6,700             $ 7,153           $ 8,383              $ 8,717
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                          2.75%(c)(f)         2.75%(f)          2.75%(f)             3.64%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                          1.75%(c)(f)         1.75%(f)          1.75%(f)             2.64%(c)
   Net investment loss                                      (.67)%(c)(f)        (.72)%(f)         (.93)%(f)           (1.50)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are based on average shares outstanding during the period.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.88%, 3.60% and 3.51% for the periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.46)%, (1.58)% and (1.66)% for the periods ending January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    114                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                                Total Return Bond Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class A
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $  10.35            $ 10.43           $  9.99              $ 10.00
                                                         --------         -------------     -------------          --------
Income from investment operations
Net investment income                                         .18                .35               .53                  .33
Net realized and unrealized gain on
   investment transactions                                    .52                .19               .54                   --(d)
                                                         --------         -------------     -------------          --------
      Total from investment operations                        .70                .54              1.07                  .33
                                                         --------         -------------     -------------          --------
Less distributions:
   Dividends from net investment income                      (.19)              (.36)             (.53)                (.33)
   Distributions in excess of net investment
      income                                                   --                 --                --                 (.01)
   Distributions from net realized
      gains on investments                                   (.23)              (.26)             (.10)                  --
                                                         --------         -------------     -------------          --------
      Total distributions                                    (.42)              (.62)             (.63)                (.34)
                                                         --------         -------------     -------------          --------
Net asset value, end of period                           $  10.63            $ 10.35           $ 10.43              $  9.99
                                                         --------         -------------     -------------          --------
                                                         --------         -------------     -------------          --------
TOTAL RETURN(b)                                              9.03%              5.31%            11.11%                3.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 22,423            $20,796           $15,205              $ 9,875
Average net assets (000)                                 $ 21,851            $17,564           $10,677              $11,760
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(g)                                1.05%(c)(e)        1.05%(e)          1.05%(e)             1.96%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                    .80%(c)(e)         .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                     3.42%(c)(e)        3.32%(e)          5.07%(e)             4.66%(c)
For Class A, B and C shares:
  Portfolio turnover rate(f)                                  305%               530%              638%                 423%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.06%, 1.22% and 1.36% for the fiscal periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 3.41%, 3.15% and 4.15% for the fiscal periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f) Not annualized for periods of less than one full year.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    See Notes to Financial Statements                                    115

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                                Total Return Bond Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class B
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $  10.35            $ 10.43           $  9.99              $ 10.00
                                                         --------         -------------     -------------          --------
Income from investment operations
Net investment income                                         .15                .31               .48                  .29
Net realized and unrealized gain on
   investment transactions                                    .53                .18               .54                   --(d)
                                                         --------         -------------     -------------          --------
      Total from investment operations                        .68                .49              1.02                  .29
                                                         --------         -------------     -------------          --------
Less distributions:
   Dividends from net investment income                      (.17)              (.31)             (.48)                (.29)
   Distributions in excess of net investment
      income                                                   --                 --                --                 (.01)
   Distributions from net realized
      gains on investments                                   (.23)              (.26)             (.10)                  --
                                                         --------         -------------     -------------          --------
      Total distributions                                    (.40)              (.57)             (.58)                (.30)
                                                         --------         -------------     -------------          --------
Net asset value, end of period                           $  10.63            $ 10.35           $ 10.43              $  9.99
                                                         --------         -------------     -------------          --------
                                                         --------         -------------     -------------          --------
TOTAL RETURN(b)                                              8.49%              4.79%            10.57%                2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 62,497            $52,250           $25,376              $ 9,739
Average net assets (000)                                 $ 58,125            $36,575           $16,527              $ 7,304
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                   1.55%(c)(e)        1.55%(e)          1.55%(e)             2.46%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                    .80%(c)(e)         .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                     2.92%(c)(e)        2.79%(e)          4.57%(e)             4.23%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.56%, 1.72% and 1.86% for the fiscal periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 2.91%, 2.63% and 4.26% for the fiscal periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    116                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights (Unaudited) Cont'd.

                                                                                  Strategic Partners
                                                                                Total Return Bond Fund
                                                     ----------------------------------------------------------------------------
                                                                                       Class C
                                                     ----------------------------------------------------------------------------
                                                        Six Months              Year Ended July 31,           November 3, 1999(a)
                                                          Ended           -------------------------------           Through
                                                     January 31, 2003                           2001             July 31, 2000
                                                                              2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $  10.35            $ 10.43           $  9.99              $ 10.00
                                                         --------         -------------     -------------           -------
Income from investment operations
Net investment income                                         .15                .31               .48                  .29
Net realized and unrealized gain on
   investment transactions                                    .53                .18               .54                   --(d)
                                                         --------         -------------     -------------           -------
      Total from investment operations                        .68                .49              1.02                  .29
                                                         --------         -------------     -------------           -------
Less distributions:
   Dividends from net investment income                      (.17)              (.31)             (.48)                (.29)
   Distributions in excess of net investment
      income                                                   --                 --                --                 (.01)
   Distributions from net realized
      gains on investments                                   (.23)              (.26)             (.10)                  --
                                                         --------         -------------     -------------           -------
      Total distributions                                    (.40)              (.57)             (.58)                (.30)
                                                         --------         -------------     -------------           -------
Net asset value, end of period                           $  10.63            $ 10.35           $ 10.43              $  9.99
                                                         --------         -------------     -------------           -------
                                                         --------         -------------     -------------           -------
TOTAL RETURN(b)                                              8.49%              4.79%            10.57%                2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                          $ 45,561            $38,503           $14,059              $ 5,849
Average net assets (000)                                 $ 42,650            $23,935           $ 7,938              $ 6,393
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                   1.55%(c)(e)        1.55%(e)          1.55%(e)             2.46%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                    .80%(c)(e)         .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                     2.92%(c)(e)        2.77%(e)          4.56%(e)             4.16%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.56%, 1.72% and 1.86% for the fiscal periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 2.92%, 2.60% and 4.25% for the fiscal periods ended January 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    117

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited)

      Strategic Partners Style Specific Funds (the 'Trust'), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Strategic Partners Large Capitalization Growth Fund ('Large Capitalization Growth'), Strategic Partners Large Capitalization Value Fund ('Large Capitalization Value'), Strategic Partners Small Capitalization Growth Fund ('Small Capitalization Growth'), Strategic Partners Small Capitalization Value Fund ('Small Capitalization Value'), Strategic Partners International Equity Fund ('International Equity') and Strategic Partners Total Return Bond Fund ('Total Return Bond'). The Funds' investment operations commenced on November 3, 1999.

      The Funds' investment objectives are as follows: Large Capitalization Growth--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust and the Funds in the preparation of financial statements.

      Securities Valuation:    Equity securities listed on a securities exchange
or NASDAQ (other than options on securities and indices) are valued at the last reported sale price on such exchange or system on the day of valuation or, if there was no sale reported on such day, at the mean between the last reported bid and asked price on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadvisers to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

      Debt securities listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on debt securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange.

      Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides valuation methodology that, in the judgment of the Manager or subadviser(s), does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees, in consultation with the Manager or subadviser(s).

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Trust's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the
                                                                         119

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

value of collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. International Equity and Total Return Bond are the only funds that may invest in financial futures contracts.

      Foreign Currency Translation:    The books and records of the Funds are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. International Equity and Total Return Bond may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in the Statement of Assets and Liabilities. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Options:    International Equity and Total Return Bond may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Funds currently own or intend to purchase. The Funds' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the
                                                                         121

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of any over the counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    Total Return Bond may enter into swap agreements. A swap
agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the Statement of Assets and Liabilities. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and accrete discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Total Return Bond Fund declares dividends
from net investment income daily and pays such dividends monthly. All other Funds declare

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and regulations.

Note 2. Agreements
The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the respective Fund. Each of the two advisers of the domestic equity Funds--Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth and Small Capitalization Value--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems appropriate. In addition, there may be a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation.
                                                                         123

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Columbus Circle Investors and
                                             Oak Associates, Ltd.
Large Capitalization Value................   J.P. Morgan Investment Management, Inc.
                                             and Hotchkis & Wiley Capital Management,
                                             LLC
Small Capitalization Growth...............   Sawgrass Asset Management, LLC and J.P.
                                             Morgan Fleming Asset Management (USA),
                                             Inc.
Small Capitalization Value................   National City Investment Management Co.
                                             and EARNEST Partners, LLC
International Equity......................   Lazard Asset Management
Total Return Bond.........................   Pacific Investment Management Company LLC

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each adviser for its services.

                                                                       Total
Fund                                                               Management Fee
----------------------------------------------------------------   --------------
Large Capitalization Growth.....................................         .70%
Large Capitalization Value......................................         .70%
Small Capitalization Growth.....................................         .70%
Small Capitalization Value......................................         .70%
International Equity............................................         .80%
Total Return Bond...............................................         .50%

      PI has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund's average daily net assets.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
Large Capitalization Value
   Class A                                                                 1.60%
   Class B                                                                 2.35
   Class C                                                                 2.35
Small Capitalization Growth
   Class A                                                                 1.85
   Class B                                                                 2.60
   Class C                                                                 2.60

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Fund                                                                  Expense Limit
-------------------------------------------------------------------   -------------
Small Capitalization Value
   Class A                                                                 1.95%
   Class B                                                                 2.70
   Class C                                                                 2.70
International Equity
   Class A                                                                 2.00
   Class B                                                                 2.75
   Class C                                                                 2.75
Total Return Bond
   Class A                                                                 1.05
   Class B                                                                 1.55
   Class C                                                                 1.55

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B and C shares of the Trust. The Trust compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to Class A, B and C Plans, the Trust compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively of all Funds except Total Return Bond Fund for the six months ended January 31, 2003.

      With respect to the Total Return Bond Fund, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2003.

      PIMS has advised the Funds of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the six months ended January 31, 2003. These amounts were approximately as follows:

Fund                                                             Class A    Class C
--------------------------------------------------------------   -------    -------
Large Capitalization Growth...................................   $40,100    $19,900
Large Capitalization Value....................................     9,000      9,100
Small Capitalization Growth...................................     3,800      5,200

                                                                         125

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

Fund                                                             Class A    Class C
--------------------------------------------------------------   -------    -------
Small Capitalization Value....................................   $12,600    $ 7,800
International Equity..........................................     3,700      7,600
Total Return Bond.............................................    62,900     58,400

      From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the six months ended January 31, 2003. These amounts were approximately as follows:

Fund                                                            Class B     Class C
-------------------------------------------------------------   --------    -------
Large Capitalization Growth..................................   $ 71,000    $ 6,600
Large Capitalization Value...................................     33,200      4,700
Small Capitalization Growth..................................     11,000      3,000
Small Capitalization Value...................................     24,600     11,000
International Equity.........................................     11,000      1,400
Total Return Bond............................................    120,800     45,900

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Trust, along with other affiliated registered investment companies (the 'Companies'), entered into a syndicated credit agreement ('SCA') with a group of banks. For the six months ended January 31, 2003 the amount of the commitment was $800 million and the SCA allows the Companies the ability to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Companies pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Companies. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date on the SCA is May 2, 2003. The Trust did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2003.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds' transfer agent. The following amounts represent the fees incurred for the services of PMFS for the six months ended January 31, 2003 as well as the fees due to PMFS as of January 31, 2003.

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                Amount Incurred
                                                    for the                Amount
                                               Six Months Ended          Due as of
Fund                                           January 31, 2003       January 31, 2003
------------------------------------------     -----------------      ----------------
Large Capitalization Growth...............         $ 104,700              $ 17,000
Large Capitalization Value................            35,300                 5,900
Small Capitalization Growth...............            26,000                 4,300
Small Capitalization Value................            39,400                 6,500
International Equity......................            18,100                 3,100
Total Return Bond.........................            66,300                11,700

      The Funds pay networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent's fees and expenses in the Statement of Operations. The Funds paid networking fees as follows:

                                                                             Due to PSI*
                                                    Total                       as of
                                                  Networking     Paid to     January 31,
Fund                                                 Fees       PSI* Fees        2003
-----------------------------------------------   ----------    ---------    ------------
Large Capitalization Growth....................    $ 30,000      $29,600        $3,500
Large Capitalization Value.....................       9,500        9,400         1,200
Small Capitalization Growth....................       5,200        5,100           800
Small Capitalization Value.....................       8,000        7,900         1,300
International Equity...........................       4,800        4,700           600
Total Return Bond..............................       9,800        9,700         1,700
---------------
* Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential.

      For the six months ended January 31, 2003, PSI earned approximately $1,000 and $25 in brokerage commissions on behalf of certain portfolio transactions executed on behalf of the Large Capitalization Value Fund and Small Capitalization Value Fund, respectively.

      Certain Funds invest in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended January 31, 2003, the following Funds earned income from the Series by investing their excess cash.

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                     Excess Cash
Fund                                 Investment
---------------------------------    -----------
Large Capitalization Growth......      $   5,854
Large Capitalization Value.......          3,164
Small Capitalization Growth......          2,353
Small Capitalization Value.......          5,814
International Equity.............             13

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding government securities and short-term investments, for the six months ended January 31, 2003 were as follows:

Fund                                                   Purchases          Sales
--------------------------------------------------   -------------    -------------
Large Capitalization Growth.......................   $  49,022,381    $ 44,576,732
Large Capitalization Value........................      12,049,826      15,107,555
Small Capitalization Growth.......................      20,451,779      13,295,474
Small Capitalization Value........................      12,203,966      14,665,853
International Equity..............................       3,939,862       3,213,876
Total Return Bond.................................     373,349,739     366,252,173

      At January 31, 2003, Total Return Bond Fund had outstanding forward foreign currency contracts to purchase foreign currencies, as follows:

                                     Value at
       Foreign Currency           Settlement Date        Current         Unrealized
      Purchase Contracts              Payable             Value         Depreciation
------------------------------    ---------------     -------------     ------------
Euros, 5,890,000 expiring
  2/10/03                           $ 6,320,097        $ 5,872,330       $  447,767
                                  ---------------     -------------     ------------
                                  ---------------     -------------     ------------

      At January 31, 2003, Total Return Bond Fund had outstanding forward foreign currency contracts to sell foreign currencies, as follows:

                                     Value at
       Foreign Currency           Settlement Date        Current         Unrealized
        Sale Contracts              Receivable            Value         Appreciation
------------------------------    ---------------     -------------     ------------
Euros, 45,000 expiring 2/10/03        $48,286            $45,255           $3,031
                                  ---------------     -------------     ------------
                                  ---------------     -------------     ------------

      During the six months ended January 31, 2003, the Total Return Bond Fund entered into financial futures contracts. Details of open contracts at January 31, 2003 were as follows:

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                                         Value at         Unrealized
    Number of                            Expiration       Current          Trade         Appreciation
    Contracts              Type             Date           Value           Date         (Depreciation)
------------------    ---------------    ----------     -----------     -----------     --------------
Long Positions:
        51            Eurodollars         Mar. 2003     $12,477,787     $12,396,500        $ 81,287
       323            U.S. Treasury
                        10 yr. Note       Mar. 2003      36,867,423      36,389,898         477,525
        18            Euribor             June 2004       4,694,665       4,679,073          15,592
        33            Euribor            Sept. 2004       8,590,060       8,513,157          76,903

Short Positions:
        23            U.S. Treasury
                        10 yr. Note       Mar. 2003       2,578,875       2,546,352         (32,523)
        14            U.S. Treasury
                        20 yr. Note       Mar. 2003       1,570,625       1,526,219         (44,406)
                                                                                        --------------
                                                                                           $574,378
                                                                                        --------------
                                                                                        --------------

      Transactions in options written during the six months ended January 31, 2003, were as follows:

Total Return Bond                                           Contracts     Premiums
---------------------------------------------------------   ----------    --------
Written options outstanding as of July 31, 2002..........           47    $ 53,433
Options written..........................................    5,200,181     156,633
Options closed...........................................          (30)    (15,928)
Options expired..........................................   (3,800,066)    (95,976)
                                                            ----------    --------
Written options outstanding as of January 31, 2003.......    1,400,132    $ 98,162
                                                            ----------    --------
                                                            ----------    --------

      The Total Return Bond Fund entered into interest rate swap agreements during the six months ended January 31, 2003. The Fund paid a transaction fee for entering into the agreements. Under the agreements, the Fund receives the excess, if any, of a fixed rate over a floating rate. Details of the swap agreements outstanding as of January 31, 2003 were as follows:
                                                                         129

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                                                                       Unrealized
                    Termination        Notional          Fixed        Floating        Appreciation
  Counterparty         Date             Amount           Rate           Rate         (Depreciation)
----------------    -----------     ---------------     -------    --------------    ---------------
Merrill Lynch &
  Co.                   5/30/03      USD $7,000,000      3.25%     3 month LIBOR        $  10,493
Bank of America
  Securities LLC        6/18/03      USD 11,600,000      5.00%     3 month LIBOR         (184,475)
Goldman Sachs &
  Co.                   6/18/03      USD 10,700,000      5.00%     3 month LIBOR         (211,036)
UBS Warburg             3/15/04     GBP   5,300,000      5.25%     6 month LIBOR           61,134
Morgan Stanley          3/17/04     GBP  11,300,000      4.25%     6 month LIBOR           (9,665)
                                                                                     ---------------
                                                                                        $(333,549)
                                                                                     ---------------
                                                                                     ---------------

Note 5. Tax Information
The United States federal income tax basis and net unrealized appreciation (depreciation) of the Funds' investments as of January 31, 2003 were as follows:

                                                                                   Net
                                                                                Unrealized
                                                                               Appreciation
Fund                           Tax Basis      Appreciation     Depreciation   (Depreciation)
----------------------------  ------------   ---------------   ------------   --------------
Large Capitalization
  Growth....................  $130,657,251     $ 3,503,150     $ 41,210,497    $ (37,707,347)
Large Capitalization
  Value.....................    47,042,566       3,251,291        7,182,259       (3,930,968)
Small Capitalization
  Growth....................    17,556,740         933,396        4,178,312       (3,244,916)
Small Capitalization
  Value.....................    41,135,484       1,537,229        5,440,153       (3,902,924)
International Equity........    17,223,403         741,974        2,744,878       (2,002,904)
Total Return Bond...........   144,559,250       2,061,199          901,600        1,159,599

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

      For federal income tax purposes, Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, and International Equity each had a capital loss carryforward as of July 31, 2002. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. In addition, certain Funds are electing to treat net capital losses and/or net currency losses incurred in the nine-month period ended July 31, 2002 as having occurred in the current fiscal year.

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      The capital loss carryforwards and the post-October losses were as follows at the beginning of the current fiscal year:

                              Post-October Losses        Approximate
                            -----------------------     Capital Loss
Fund                        Currency      Capital       Carryforward
-------------------------   --------    -----------    ---------------
Large Capitalization
  Growth Fund............         --    $30,936,000      $42,317,000     (a)
Large Capitalization
  Value Fund.............         --        328,000          662,000     (expiring in 2010)
Small Capitalization
  Growth Fund............         --      2,496,000        3,171,000     (b)
International Equity
  Fund...................   $ 18,000      2,680,000        3,122,000     (c)

---------------
(a) Approximately $10,021,000 expiring in 2009 and $32,296,000 expiring in 2010.
(b) Approximately $350,000 expiring in 2009 and $2,821,000 expiring in 2010.
(c) Approximately $18,000 expiring in 2009 and $3,104,000 expiring in 2010.

Note 6. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge of 1% for shares redeemed within 12 months of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.
                                                                         131

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest during the six months ended January 31, 2003 were as follows:

                                                                       Shares
                                                                      Issued/
                                       Shares                        Reacquired
                                      Issued in                         Upon
                                    Reinvestment                     Conversion     Net Increase
                                    of Dividends                        From         (Decrease)
                       Shares            and            Shares        Class B        in Shares
Fund                    Sold        Distributions     Reacquired     To Class A     Outstanding
------------------    ---------     -------------     ----------     ----------     ------------
Shares
------------------
Large Capitalization
  Growth Fund
  Class A               576,266               --        (460,496)       44,439          160,209
  Class B               276,837               --        (805,365)      (45,494 )       (574,022)
  Class C               518,943               --      (1,100,798)           --         (581,855)

Large Capitalization
  Value Fund
  Class A               195,572            1,900        (147,998)        7,877           57,351
  Class B               223,497               --        (260,456)       (7,987 )        (44,946)
  Class C               286,913               --        (300,198)           --          (13,285)

Small Capitalization
  Growth Fund
  Class A               153,835               --        (106,911)        5,159           52,083
  Class B                90,283               --        (134,586)       (5,287 )        (49,590)
  Class C               194,947               --        (206,091)           --          (11,144)

Small Capitalization
  Value Fund
  Class A               206,896          105,558        (201,467)       11,551          122,538
  Class B               110,103          186,880        (176,622)      (11,850 )        108,511
  Class C               190,329          198,051        (305,562)           --           82,818

International
  Equity Fund
  Class A               196,017               --        (113,114)        9,278           92,181
  Class B               100,581               --        (125,871)       (9,491 )        (34,781)
  Class C               203,717               --        (161,685)           --           42,032

Total Return Bond
  Fund
  Class A               458,813           75,964        (454,129)       18,496           99,144
  Class B             1,386,070          177,314        (715,644)      (18,487 )        829,253
  Class C             1,055,475          123,780        (709,565)           --          469,690

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                          Net Asset                           Shares
                                            Value                            Issued/       Net Increase
                                          of Shares                         Reacquired      (Decrease)
                                          Issued in                            Upon           in Net
                                        Reinvestment                        Conversion        Assets
                       Net Proceeds     of Dividends         Cost of           From         from Fund
                       from Shares           and             Shares          Class B          Share
Fund                       Sold         Distributions      Reacquired       To Class A     Transactions
-------------------    ------------     -------------     -------------     ----------     ------------
Amount
-------------------
Large Capitalization
  Growth Fund
  Class A              $  3,188,372      $        --      $  (2,492,687)    $  241,386     $    937,071
  Class B                 1,483,162               --         (4,232,398)      (241,386)      (2,990,622)
  Class C                 2,711,820               --         (5,794,196)            --       (3,082,376)

Large Capitalization
  Value Fund
  Class A                 1,728,057           16,380         (1,289,436)        70,520          525,521
  Class B                 1,950,240               --         (2,242,413)       (70,520)        (362,693)
  Class C                 2,523,700               --         (2,591,679)            --          (67,979)

Small Capitalization
  Growth Fund
  Class A                   888,340               --           (614,724)        29,949          303,565
  Class B                   503,156               --           (755,970)       (29,949)        (282,763)
  Class C                 1,107,083               --         (1,131,620)            --          (24,537)

Small Capitalization
  Value Fund
  Class A                 2,236,321        1,051,358         (2,137,950)       125,345        1,275,074
  Class B                 1,178,096        1,810,870         (1,887,977)      (125,345)         975,644
  Class C                 2,046,647        1,919,119         (3,234,656)            --          731,110

International
  Equity Fund
  Class A                 1,254,105               --           (707,238)        57,834          604,701
  Class B                   612,375               --           (769,640)       (57,834)        (215,099)
  Class C                 1,245,935               --           (990,017)            --          255,918

Total Return Bond
  Fund
  Class A                 4,868,554          769,484         (4,809,262)       195,144        1,023,920
  Class B                14,605,631        1,786,285         (7,525,578)      (195,144)       8,671,194
  Class C                11,136,534        1,244,983         (7,472,473)            --        4,909,044

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2002 were as follows:

                                                                         Shares
                                                                        Issued/
                                       Shares                          Reacquired
                                      Issued in                           Upon
                                    Reinvestment                       Conversion     Net Increase
                                    of Dividends                          From         (Decrease)
                       Shares            and             Shares         Class B         in Shares
Fund                    Sold        Distributions      Reacquired      To Class A      Outstanding
------------------    ---------     -------------     ------------     ----------     -------------
Shares
------------------
Large Capitalization
  Growth Fund
  Class A               740,168              --         (1,374,361)       83,867          (550,326)
  Class B               905,543              --         (1,843,695)      (85,311 )      (1,023,463)
  Class C             1,448,491              --         (3,623,121)           --        (2,174,630)

Large Capitalization
  Value Fund
  Class A               259,572           9,641           (267,859)       13,600            14,954
  Class B               541,137          22,168           (467,108)      (13,737 )          82,460
  Class C               822,509          18,091           (523,041)           --           317,559

Small Capitalization
  Growth Fund
  Class A               153,670              --           (175,246)       12,638            (8,938)
  Class B               288,624              --           (215,048)      (12,891 )          60,685
  Class C               465,567              --           (251,149)           --           214,418

Small Capitalization
  Value Fund
  Class A               315,364          41,488           (243,023)       17,720           131,549
  Class B               586,415          74,831           (253,883)      (18,046 )         389,317
  Class C             1,002,427          50,819           (269,869)           --           783,377

International
  Equity Fund
  Class A               273,625              --           (338,610)        5,393           (59,592)
  Class B               203,078              --           (205,878)       (5,488 )          (8,288)
  Class C               364,469              --           (262,392)           --           102,077

Total Return Bond
  Fund
  Class A             1,028,411          90,398           (589,013)       21,770           551,566
  Class B             3,156,631         155,445           (674,694)      (21,765 )       2,615,617
  Class C             3,149,697          98,090           (874,737)           --         2,373,050

Strategic Partners Style Specific Funds
             Notes to Financial Statements (Unaudited) Cont'd.

                                          Net Asset                           Shares
                                            Value                            Issued/
                                          of Shares                         Reacquired     Net Increase
                                          Issued in                            Upon         (Decrease)
                                        Reinvestment                        Conversion     in Net Assets
                       Net Proceeds     of Dividends         Cost of           From          from Fund
                       from Shares           and             Shares          Class B           Share
Fund                       Sold         Distributions      Reacquired       To Class A     Transactions
-------------------    ------------     -------------     -------------     ----------     -------------
Amount
-------------------
Large Capitalization
  Growth Fund
  Class A              $  5,457,303      $        --      $  (9,973,149)    $  594,070      $(3,921,776)
  Class B                 6,631,792               --        (12,903,400)      (594,070)      (6,865,678)
  Class C                10,547,901               --        (25,586,108)            --      (15,038,207)

Large Capitalization
  Value Fund
  Class A                 2,680,903           98,338         (2,718,833)       139,249          199,657
  Class B                 5,564,465          224,564         (4,594,896)      (139,249)       1,054,884
  Class C                 8,544,223          183,262         (5,231,114)            --        3,496,371

Small Capitalization
  Growth Fund
  Class A                 1,225,707               --         (1,298,679)        96,895           23,923
  Class B                 2,271,223               --         (1,582,092)       (96,895)         592,236
  Class C                 3,676,553               --         (1,895,544)            --        1,781,009

Small Capitalization
  Value Fund
  Class A                 4,180,236          506,156         (3,111,355)       223,985        1,799,022
  Class B                 7,649,947          897,969         (3,160,194)      (223,985)       5,163,737
  Class C                13,392,365          609,820         (3,330,676)            --       10,671,509

International
  Equity Fund
  Class A                 1,981,070               --         (2,482,451)        37,657         (463,724)
  Class B                 1,424,547               --         (1,421,731)       (37,657)         (34,841)
  Class C                 2,577,209               --         (1,824,686)            --          752,523

Total Return Bond
  Fund
  Class A                10,666,345          934,085         (6,106,811)       225,397        5,719,016
  Class B                32,851,472        1,605,043         (6,975,183)      (225,397)      27,255,935
  Class C                32,658,962        1,012,857         (9,055,262)            --       24,616,557

Strategic Partners Style Specific Funds

Getting the Most from your Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                                 www.strategicpartners.com   (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Strategic Partners Style Specific Funds

Getting the Most from your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Strategic Partners mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                                 www.strategicpartners.com   (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Strategic Partners Style Specific Funds

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Lori E. Bostrom, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
    Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Hotchkis and Wiley Capital Management LLC
725 S. Figueroa Street, Suite 3900
Los Angeles, CA 90017

J.P. Morgan Fleming Asset Management (USA) Inc.
522 Fifth Avenue
New York, NY 10036

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

National City Investment Management Company
1900 East Ninth Street
Cleveland, OH 44114-0756

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, L.L.C.
1579 The Greens Way, Suite 20
Jacksonville, FL 32250
                                 www.strategicpartners.com   (800) 225-1852

Distributor
Prudential Investment
    Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022



Fund Symbols                            Class A               Class B               Class C
Strategic Partners:                 Nasdaq    CUSIP       Nasdaq    CUSIP       Nasdaq     CUSIP
Large Capitalization Growth Fund    TBDAX    862934106    TBDBX    862934205    TBDCX     862934304
Large Capitalization Value Fund     PLVAX    862934403    TLCBX    862934502    TLCCX     862934601
Small Capitalization Growth Fund    PCZAX    862934700    PCZBX    862934809    PCZCX     862934882
Small Capitalization Value Fund     PZVAX    862934874    PZVBX    862934866    PZVCX     862934858
International Equity Fund           N/A      862934841    PPEBX    862934833    PPECX     862934825
Total Return Bond Fund              TATRX    862934817    TBTRX    862934791    PTRCX     862934783

The views expressed in this report and information about each Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2003, were not audited and, accordingly, no opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

[ICON]

Cusip Numbers:
Strategic Partners:                  Class A      Class B      Class C
Large Capitalization Growth Fund    862934106    862934205    862934304
Large Capitalization Value Fund     862934403    862934502    862934601
Small Capitalization Growth Fund    862934700    862934809    862934882
Small Capitalization Value Fund     862934874    862934866    862934858
International Equity Fund           862934841    862934833    862934825
Total Return Bond Fund              862934817    862934791    862934783

MFSP503E2    IFS-A078689